                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM

                                    PART I

            SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------


INTRODUCTION................................................................   1
ARTICLE I...................................................................   2
Definitions.................................................................   2
Actuarial Equivalent........................................................   2
Administrator...............................................................   2
Affiliate...................................................................   2
Annuity Starting Date.......................................................   3
Beneficiary.................................................................   3
Board.......................................................................   3
Code........................................................................   3
Committee...................................................................   3
Company.....................................................................   3
Early Retirement Benefit....................................................   3
Early Retirement Date.......................................................   4
Earnings....................................................................   4
Effective Date..............................................................   4
Eligible Employee...........................................................   4
Employee....................................................................   5
Employee Contributions......................................................   5
Employment Commencement Date................................................   5
ERISA.......................................................................   5
50% Joint and Survivor's Annuity............................................   5
Final Average Yearly Earnings...............................................   5
Foreign Subsidiary..........................................................   6
Hour of Service.............................................................   6
Individual Life Annuity.....................................................   6
Interest....................................................................   6
Investment Manager..........................................................   6
Joint Annuitant.............................................................   6
Leased Employee.............................................................   6
Level Income Option.........................................................   6
Normal Retirement Date......................................................   6
100% Joint and Survivor's Annuity...........................................   6
One-year Period of Severance................................................   6
Participant.................................................................   7
Participating Employer......................................................   7
Period of Service...........................................................   7
Period of Severance.........................................................   7
Plan........................................................................   7
Plan Year...................................................................   7

                                       i
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Primary Social Security Benefit.............................................   7
Reemployment Commencement Date..............................................   7
Severance From Service Date.................................................   7
Social Security Covered Compensation Base...................................   8
Supplement..................................................................   8
Thrift Plan.................................................................   8
Trust.......................................................................   8
Trust Fund..................................................................   9
Year of Credited Service....................................................   9
Year of Vesting Service.....................................................   9
ARTICLE II..................................................................  11
Participation...............................................................  11
2.1  Eligibility and Commencement of Participation..........................  11
2.2  Provision of Information...............................................  11
2.3  Termination of Participation...........................................  11
2.4  Special Rules Relating to Veterans' Reemployment Rights. ..............  11
ARTICLE III.................................................................  12
Normal, Early and Deferred Retirement Benefits..............................  12
3.1  Normal Retirement Benefits.............................................  12
3.2  Early Retirement Benefits..............................................  13
3.3  Deferred Retirement Benefits...........................................  13
3.4  Suspension of Benefits.................................................  14
3.5  Benefit Limitations....................................................  17
ARTICLE IV..................................................................  20
Termination Benefits........................................................  20
4.1  Termination of Service.................................................  20
4.2  Amount of Termination Benefit..........................................  20
ARTICLE V...................................................................  22
Refund of Employee Contributions............................................  22
5.1  Employee Contributions.................................................  22
5.2  Withdrawal of Employee Contributions...................................  22
5.3  Refund Upon Death Before Annuity Starting Date.........................  22
5.4  Refund After Annuity Starting Date.....................................  22
ARTICLE VI..................................................................  24
Payment of Retirement Benefits..............................................  24
6.1  Normal Form of Benefit.................................................  24
6.2  Available Forms of Benefits............................................  24
6.3  Five Year Certain Benefit..............................................  25
6.4  Election of Benefits...................................................  25
6.5  Joint Annuitants.......................................................  27
ARTICLE VII.................................................................  28

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Survivor's Benefits.........................................................  28
7.1  Preretirement Survivor's Benefit.......................................  28
7.2  Surviving Spouse's Benefit.............................................  29
7.3  Certain Former Employees...............................................  29
ARTICLE VIII................................................................  31
Fiduciaries.................................................................  31
8.1  Named Fiduciaries......................................................  31
8.2  Employment of Advisers.................................................  31
8.3  Multiple Fiduciary Capacities..........................................  31
8.4  Payment of Expenses....................................................  31
8.5  Indemnification........................................................  32
ARTICLE IX..................................................................  33
Plan Administration.........................................................  33
9.1  Powers, Duties and Responsibilities of the Administrator...............  33
9.2  Delegation of Administration Responsibilities..........................  33
9.3  Committee Members......................................................  34
ARTICLE X...................................................................  35
Funding of the Plan.........................................................  35
10.1 Appointment of Trustee.................................................  35
10.2 Actuarial Cost Method..................................................  35
10.3 Cost of the Plan.......................................................  35
10.4 Funding Policy.........................................................  35
10.5 Cash Needs of the Plan.................................................  36
10.6 Public Accountant......................................................  36
10.7 Enrolled Actuary.......................................................  36
10.8 Basis of Payments to the Plan..........................................  36
10.9 Basis of Payments from the Plan........................................  36
ARTICLE XI..................................................................  37
Plan Amendment or Termination...............................................  37
11.1 Plan Amendment or Termination..........................................  37
11.2 Limitations on Plan Amendment..........................................  37
11.3 Effect of Plan Termination.............................................  37
11.4 Allocation of Trust Fund on Termination................................  37
ARTICLE XII.................................................................  39
Miscellaneous Provisions....................................................  39
12.1 Subsequent Changes.....................................................  39
12.2 Plan Mergers...........................................................  39
12.3 No Assignment of Property Rights.......................................  39
12.4 Beneficiary............................................................  40
12.5 Benefits Payable to Minors, Incompetents and Others....................  40
12.6 Employment Rights......................................................  41
12.7 Proof of Age and Marriage..............................................  41

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12.8  Small Annuities.......................................................  41
12.9  Controlling Law.......................................................  41
12.10 Direct Rollover Option................................................  41
12.11 Claims Procedure......................................................  42
12.11 Claims Procedure......................................................  42
12.12 Participation in the Plan by an Affiliate.............................  44
12.13 Action by Participating Employers.....................................  44
ARTICLE XIII................................................................  45
Top Heavy Provisions........................................................  45
13.1  Top Heavy Definitions.................................................  45
13.2  Determination of Top Heavy Status.....................................  48
13.3  Minimum Benefit Requirement for Top Heavy Plan........................  48
13.4  Vesting Requirement for Top Heavy Plan................................  49

EXHIBIT A - Credited Service................................................  51

EXHIBIT B - Inactive Locations..............................................  52

EXHIBIT C - Merged Plans....................................................  53

EXHIBIT D - Certain Retired Participants....................................  54

EXHIBIT E - Actuarial Equivalence Tables....................................  58

SUPPLEMENT 1 - Specialty Chemicals Division, Livonia, Michigan..............  59

SUPPLEMENT 2 - Marine Colloids Division.....................................  60

SUPPLEMENT 3 - Jetway Equipment Division....................................  63

SUPPLEMENT 4 - Stein........................................................  65

SUPPLEMENT 5 - Moorco International Inc. Retirement Income Plan............   66

SUPPLEMENT 6 - Smith Meter, Inc. Salaried Retirement Plan..................   68

                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM

                                     PART I
            SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN

                                  INTRODUCTION

     The FMC Corporation Employees' Retirement Program ("Program"), previously known as the FMC Corporation Salaried Employees' Retirement Plan ("Salaried Plan") was established, effective September 30, 1941, as the Employees' Retirement Plan. The Salaried Plan was subsequently amended, certain plans were subsequently merged into it, including certain frozen and union plans, and the FMC Corporation Salaried Employees' Retirement Plan was renamed as the Program.

     The Program consists of two parts, Part I Salaried and Nonunion Hourly Employees' Retirement Plan and Part II Union Hourly Employees' Retirement Plan, which are contained in two separate plan documents. Supplements to Part I and
Part II of the Program contain provisions which apply only to a specific group of Employees or Participants as specified therein and override any contrary provision of the Program or either Part I or Part II. This document is Part I Salaried and Nonunion Hourly Employees' Retirement Plan ("Plan") and covers the eligible employees as provided in Article II Participation. This document is an amendment and restatement of the Plan generally effective as of January 1, 1999, except as and to the extent otherwise provided herein. This document shall not be construed to affect the making of contributions or alter the right to participate in the Plan with respect to any Plan Year ending before January 1, 1999, to affect a Participant's accrued benefit for any such prior Plan Year or to alter in any way the rights of any Participant, Joint Annuitant or Beneficiary who has retired, died, or with respect to whom there has been a Severance From Service Date before January 1, 1999.

       The Plan is intended to be qualified under Code Section 401(a), and its associated trust is intended to be tax exempt under Code Section 501(a). The Plan is intended also to meet the requirements of ERISA and shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA. The Plan is intended to provide a regular monthly retirement benefit for employees who meet the eligibility requirements.

                                   ARTICLE I
                                  Definitions
                                  -----------

          For purposes of this Plan and any amendments to it, the following terms have the meanings ascribed to them below.

          Actuarial Equivalent means a benefit determined to be of equal value to another benefit on the basis of either (a) the actuarial assumptions in Exhibit E-1, E-2, E-3 or E-4, as applicable, or (b) the mortality table and interest rate described in the applicable Supplement.

          Notwithstanding the foregoing, for purposes of Section 12.8, Actuarial Equivalent value shall be determined as follows:

          (i) for Annuity Starting Dates occurring prior to June 1, 1995, based on the actuarial assumptions in Exhibit E-4; provided that the interest rate shall not exceed the rate for immediate annuities used by the Pension Benefit Guaranty Corporation for plans terminating on the first day of the Plan Year that contains the Annuity Starting Date;

          (ii) for Annuity Starting Dates occurring on or after June 1, 1995, with respect to any Participant who had an Hour of Service prior to August 31, 1999, based on the 1983 Group Annuity Mortality Table (weighed 50% male and 50% female) (or the applicable mortality table prescribed under Section 417(e)(3) of the Code) and the lesser of the interest rate in Exhibit E-4 or the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date; and

         (iii) for Annuity Starting Dates occurring on or after August 31,
               1999, with respect to any Participant who did not have an Hour of Service prior to July 1, 1999, based on the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female) (or the applicable mortality table, prescribed under Section 417(e)(3) of the Code) and the applicable interest rate prescribed under
               Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date.

          Administrator means the Company. The Plan is administered by the Company through the Committee. The Administrator and the Committee have the responsibilities specified in Article IX.

          Affiliate means any corporation, partnership, or other entity that is:

          (a) a member of a controlled group of corporations of which the Company is a member (as described in Code Section 414(b));

          (b) a member of any trade or business under common control with the Company (as described in Code Section 414(c));

          (c) a member of an affiliated service group that includes the Company (as described in Code Section 414(m));

          (d) an entity required to be aggregated with the Company pursuant to regulations promulgated under Code Section 414(o); or

          (e) a leasing organization that provides Leased Employees to the Company or an Affiliate (as determined under paragraphs (a) through (d) above), unless (i) the Leased Employees constitute less than 20% of the nonhighly compensated workforce of the Company and Affiliates (as determined under paragraphs (a) through (d) above); and (ii) the Leased Employees are covered by a plan described in Code Section 414(n)(5).

          "Leasing organization" has the meaning ascribed to it in the definition of "Leased Employee" below.

          For purposes of Section 3.5, the 80% thresholds of Code Sections 414(b) and (c) are deemed to be "more than 50%," rather than "at least 80%."

          Annuity Starting Date means the first day of the first period for which an amount is paid in an annuity or other form of benefit. In the case of a lump sum distribution, the Annuity Starting Date is the date payment is actually made.

          Beneficiary means the person or persons determined pursuant to Section 12.4.

          Board means the board of directors of the Company.

          Code means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code includes that provision, any successor to it and any valid regulation promulgated under the provision or successor provision.

          Committee means the FMC Employee Welfare Benefits Plan Committee as described in Section 9.3, its authorized delegatee and any successor to the Committee.

          Company means FMC Corporation, a Delaware corporation, and any successor to it.

          Early Retirement Benefit means the benefits determined pursuant to
Section 3.2.

          Early Retirement Date means (a) in the case of an Employee who became a Participant before January 1, 1984, the Participant's 55th birthday; and (b) in the case of an Employee who became a Participant after December 31, 1983, the later of the Participant's 55th birthday and the date the Participant acquires 10 Years of Credited Service.

          Earnings means the Participant's total compensation paid as an Eligible Employee, including overtime, administrative and discretionary bonuses, the Participant's Employee-elected Company contributions under the Thrift Plan and amounts contributed to a plan described in Code Section 125 or 132, and sales bonuses and sales commissions earned and paid within a reasonable period of time after the end of the Plan Year, and incentive compensation earned pursuant to an incentive compensation arrangement and paid within a reasonable period of time after the end of the Plan Year, but excluding hiring bonuses, stay bonuses, awards, deferred compensation, severance pay, accrued (but not earned) vacation, other special payments such as reimbursements, relocation or moving expense allowances, stock options, other stock-based compensation, other distributions that receive special tax benefits, any amounts paid by a Participating Employer to cover an Employee's FICA tax obligation as to amounts deferred or accrued under any nonqualified retirement plan of a Participating Employer, and any gross-up paid by a Participating Employer or Employee FICA amounts it pays. Earnings also includes sick pay or sickness benefits, but not disability benefits from the Long-term Disability Plan for Employees of FMC Corporation. A Participant's Earnings will be conclusively determined according to the Company's records.

          The annual amount of Earnings taken into account for a Participant must not exceed $160,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B)).

          Effective Date means January 1, 1999 or, if later, an Employee's Employment Commencement Date or Reemployment Commencement date, whichever is applicable.

          Eligible Employee means an Employee of a Participating Employer who is employed on a salaried basis or in such other classifications as the Company may designate as salaried positions, other than:

          (a)  a Leased Employee;

          (b) a member of a bargaining unit covered by a collective bargaining agreement that does not specifically provide for participation in the Plan by members of the bargaining unit; or

          (c) any Employee who generally resides outside the United States or whose principal duties generally are performed outside the United States as determined by the Company, unless such individual is a United States citizen or permanent resident alien or the Company designates such individual as an Eligible Employee.

          Any individual who is a United States citizen or permanent resident alien and who is employed by a Foreign Subsidiary in a position which would make such individual an Eligible Employee if employed by the Company shall be deemed to be employed by the Company, provided that no entity other than the Company makes contributions under any funded plan of deferred compensation (other than the Thrift Plan or any governmental retirement plan) with respect to the remuneration such individual receives from such Foreign Subsidiary.

          Employee means a common law employee or Leased Employee of the Company or an Affiliate, subject to the following rules:

          (a) a person who is not a Leased Employee and who is engaged as an independent contractor is not an Employee;

          (b) only individuals who are paid as employees from the payroll of the Company or an Affiliate and treated as employees are Employees under the Plan; and

          (c) any person retroactively found to be a common law employee shall not be eligible to participate in the Plan for any period he was not an Employee under the Plan.

          Employee Contributions means required contributions made by Participants to the Plan or prior plans prior to May 1, 1969.

          Employment Commencement Date means the date on which the Employee first performs an Hour of Service.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA includes the provision, any successor provision and any valid regulation promulgated under the provision or successor provision.

          50% Joint and Survivor's Annuity means the immediate annuity determined pursuant to Section 6.1.2.

          Final Average Yearly Earnings means 1/5th of the sum of the Participant's Earnings while an Eligible Employee for the 60 consecutive calendar months (not taking into account months in which the Participant had no Earnings) out of the past 120 calendar months in which such Earnings were the highest. If the commencement of a Participant's retirement benefits hereunder is preceded by a period of long-term disability, the Company may adjust Final Average Yearly Earnings on a nondiscriminatory basis. With respect to Participants who accepted offers of employment with Snap-On Incorporated ("Snap-On") as a result of the Company's sale of assets of its Automotive Service Equipment Division to Snap-On, the Participants' Earnings shall include eligible wages with Snap-On and its subsidiaries for purposes of calculating Final Average Yearly Earnings.

          Foreign Subsidiary means a foreign corporation covered by an agreement between the Company and the Internal Revenue Service extending Federal Social Security benefits to such foreign corporation's employees who are United States citizens, provided that either (a) not less than 20% of the voting stock of such foreign corporation is owned by the Company or (b) more than 50% of the voting stock of such foreign corporation is owned by another foreign corporation which is described in (a) above.

          Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of duties.

          Individual Life Annuity means the annuity determined pursuant to
Section 6.1.1.

          Interest means interest compounded annually at the following rates:

          (a) for periods prior to January 1, 1976,

              (i) if Employee Contributions are withdrawn in a lump sum before or upon retirement, 3%;

              (ii) if Employee Contributions are left in the Plan to provide an adjustment to the retirement benefit, 5%;

          (b) for periods after December 31, 1975, 5%.

          Investment Manager means a person who is an "investment manager" as defined in section 3(38) of ERISA.

          Joint Annuitant means the individual determined pursuant to Section
6.5.

          Leased Employee means an individual who performs services for the Company or an Affiliate on a substantially full-time basis for a period of at least one year, under the primary direction or control of the Company or an Affiliate, and under an agreement between the Company or Affiliate and a leasing organization. The leasing organization can be a third party or the Leased Employee himself.

          Level Income Option means the annuity determined pursuant to Section 6.2.4.

          Normal Retirement Date means the Participant's 65th birthday.

          100% Joint and Survivor's Annuity means the immediate annuity determined pursuant to Section 6.2.3.

          One-Year Period of Severance means a 12-consecutive-month period commencing on an Employee's Severance From Service Date in which the Employee is not credited with an Hour of Service.

          Participant means an Eligible Employee who has begun, but not ended, his or her participation in the Plan pursuant to the provisions of Article II.

          Participating Employer means the Company and each other Affiliate that adopts the Plan with the consent of the Board, as provided in Section 12.12.

          Period of Service means the period commencing on the Effective Date and ending on the Severance From Service Date. All Periods of Service (whether or not consecutive) shall be aggregated. Notwithstanding the foregoing, if an Employee incurs a One-Year Period of Severance at a time when he or she has no vested interest under the Plan and the Employee does not perform an Hour of Service within 5 years after the beginning of the One-Year Period of Severance, or fails to complete a Period of Vesting Service of 1 year after he or she performs an Hour of Service following the One-Year Period of Severance, the Period of Vesting Service prior to such One-Year Period of Severance shall not be aggregated.

          Period of Severance means the period commencing on the Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service.

          Plan means Part I FMC Corporation Salaried and Nonunion Hourly Employees' Retirement Plan of the FMC Employees' Retirement Program.

          Plan Year means the 12-month period beginning on January 1 and ending the next December 31.

          Primary Social Security Benefit means the primary benefit which the Participant is eligible to receive at age 65 under the old age portion of the Federal Old Age, Survivors' and Disability Insurance Program assuming that after termination of employment with the Company and Affiliates the Participant has no further earnings subject to such programs. A Participant's Primary Social Security Benefit shall be determined by taking his Earnings at the time of his employment and applying a salary scale, projected backwards, reflecting the actual change in the average wage from year to year as determined by the Social Security Administration.

          Reemployment Commencement Date means the first date following a Period of Severance which is not required to be taken into account for purposes of an Employee's Period of Vesting Service on which the Employee performs an Hour of Service.

          Severance From Service Date means the earliest of:

          (a) the date on which an Employee voluntarily terminates, retires, is discharged or dies;

          (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company and Affiliates for any reason other than voluntary termination, retirement, discharge or death; or

          (c) the second anniversary of the date an Employee is absent pursuant to a maternity or paternity leave of absence; provided, however, that the period between the first and second anniversaries of the first date of such absence shall be neither a Period of Service nor a One-Year Period of Severance.

          Notwithstanding the foregoing, a Severance From Service Date shall not be considered to have occurred under the following circumstances:

         (i)   during a leave of absence, vacation or holiday with pay;

         (ii) during a leave of absence without pay granted by reason of disability or under the Family and Medical Leave Act of 1993;

         (iii) during a period of qualified military service, provided the Employee makes application to return within 90 days after completion of active service and returns to active employment as an Employee while reemployment rights are protected by law. If the Employee does not so return, the Employee shall have a Severance From Service Date on the first anniversary of the date of entry into military service.

          If the Employee violates the terms of a leave of absence, the Employee shall be deemed to have voluntarily terminated as of the date of such violation. In the case of a leave in excess of 12 months, if the Employee fails to return to active employment immediately after such leave, the Employee shall be deemed to have voluntarily terminated as of the last day of the 12th month of the leave.

          A "maternity or paternity leave of absence" means an absence from work by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

          Social Security Covered Compensation Base means the average of the compensation and benefit bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the participant attains Social Security retirement age as defined in Section 415(b)(8) of the Code.

          Supplement means the provisions of the Plan which apply only to a specific group of Employees or Participants as detailed in such Supplement and which override any contrary provision of the Plan.

          Thrift Plan means the FMC Corporation Employees' Thrift and Stock Purchase Plan, as amended from time to time.

          Trust means the trust established by the Trust Agreement. "Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by the

Company and the Trustee pursuant to Section 8.1. "Trustee" means the trustee or trustees at any time appointed by the Company pursuant to Section 8.1.

          Trust Fund means the trust fund established and maintained by the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

          Year of Credited Service means (a) the Employee's Years of Credited Service prior to the Effective Date, and (b) the total number of calendar months during the Employee's Period of Service while the Employee is an Eligible Employee and after he has become a Participant divided by 12. A partial month in such Period of Service counts as a whole month, and fractional Years of Credited Service shall be taken into account in determining a Participant's benefits. Year of Credited Service shall also include such other periods as the Company recognizes as a Year of Credited Service, pursuant to written and nondiscriminatory rules.

          Notwithstanding the foregoing, Credited Service shall not include (i) any leave of absence without pay unless the Employee returns to active employment as an Employee immediately after such leave and abides by all the terms of the leave, (ii) any maternity or paternity leave of absence unless the Employee returns to active employment as an Employee within 12 months after the first day of such leave, or (iii) any period of service with respect to which such Eligible Employee accrues a benefit under any pension, profit sharing or other retirement plan listed on Exhibit A.

          Year of Vesting Service means (a) the Employee's Years of Service prior to the Effective Date, and (b) the total number of calendar months during the Employee's Period of Service divided by 12, determined in accordance with the following rules:

         (i) a partial month in the Employee's Period of Service counts as a whole month;

         (ii) if the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement and the Employee then performs 1 Hour of Service within 12 months of the Severance From Service Date, such Period of Severance is included in the Period of Vesting Service. If the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement during an absence from service of 12 months or less for any reason other than a voluntary termination, discharge or retirement, and then performs 1 Hour of Service within 12 months of the date on which the Employee was first absent from service, such Period of Severance is included in the Period of Vesting Service;

         (iii) period of Vesting Service also includes the following:

               (1) a period of employment with an employer substantially all of the equity interest or assets of which have been acquired by the Company or an Affiliate, but only to the extent that the Company expressly recognizes such period as a Period of Vesting Service pursuant to written and nondiscriminatory rules; and

               (2) such other periods as the Company recognizes as a Period of
                   Vesting Service pursuant to written and nondiscriminatory rules.

                                   ARTICLE II
                                 Participation
                                 -------------

2.1  Eligibility and Commencement of Participation
     ---------------------------------------------

          Except as otherwise provided in the applicable Supplement, each Employee shall automatically become a Participant in the Plan as of the first day of the month in which the Participant satisfies all of the following requirements:

          (a) the Employee is an Eligible Employee; and

          (b)  the Employee either (i) is a permanent, full-time Employee, or
               (ii) has completed not less than 1,000 Hours of Service in a 12-month period beginning on the date his employment commenced or any anniversary thereof.

2.2  Provision of Information
     ------------------------

          Each Participant must make available to the Administrator any information it reasonably requests. As a condition of participation in the Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan.

2.3  Termination of Participation
     ----------------------------

          A Participant ceases to be a Participant when he or she dies or, if earlier, when his or her entire vested benefit accrued under the Plan has been paid to him or her.

2.4  Special Rules Relating to Veterans' Reemployment Rights
     -------------------------------------------------------

          Notwithstanding any provision of this Plan to the contrary, with respect to an Eligible Employee or Participant who is reemployed in accordance with the reemployment provisions of the Uniformed Services Employment and Reemployment Rights Act following a period of qualifying military service (as determined under such Act), contributions, benefits and service credit will be provided in accordance with Section 414(u) of the Code.

                                  ARTICLE III
                 Normal, Early and Deferred Retirement Benefits
                 ----------------------------------------------


3.1  Normal Retirement Benefits
     --------------------------

          3.1.1 Normal Retirement: A Participant who retires on the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2. Payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date, unless the Participant elects to defer commencement subject to Section 3.3.2.

          3.1.2 Calculation of Normal Retirement Benefit: Subject to Section 3.1.3, a Participant's monthly Normal Retirement Benefit shall be equal to the product of (a) multiplied by (b) below:

          (a)  1/12th of the sum of (i) and (ii) below:

               (i) the sum of (1) 1% of the Participant's Final Average Yearly
                   Earnings up to the Social Security Covered Compensation Base and (2) 1-1/2% of the Participant's Final Average Yearly Earnings in excess of the Social Security Covered Compensation Base multiplied by the Participant's expected Years of Credited Service at age 65 up to 35 Years of Credited Service; and

               (ii) 1-1/2% of the Participant's Final Average Yearly Earnings
                    multiplied by the Participant's expected Years of Credited Service at age 65 in excess of 35 Years of Credited Service.

          (b) the ratio of actual Years of Credited Service to expected Years of Credited Service at age 65.

In no event, however, shall a Participant's monthly Normal Retirement Benefit be less than his or her accrued monthly Normal Retirement Benefit under the Plan as of December 31, 1990.

          3.1.3 Increases for Employee Contributions: A Participant's Normal Retirement Benefit shall be increased $1 for each $120.00 of unwithdrawn Employee Contributions and Interest credited to the Participant.

          3.1.4 Reductions for Certain Benefits: A Participant's Normal Retirement Benefit shall be reduced by the value of (a) the Participant's vested benefit accrued under the Plan as of November 30, 1985 (to the extent funded by an individual Aetna nonparticipating annuity) and (b) any vested benefit payable to the Participant under any pension, profit sharing or other retirement plan other than the Thrift Plan (hereinafter called "Duplicate Benefit Plan") which is attributable to any period which counts as Credited Service under this Plan. For purposes of determining the amount of the reduction, the vested benefit under the Duplicate Benefit Plan shall be converted to a form which is identical to the form of benefit which is to be paid under this Plan. Such conversion will be made using the actuarial assumptions in effect (as shown on Exhibits E-1, E-2, E-3, and E-4, as amended from time to time) as of the Annuity Starting Date. The value of the Participant's vested benefit under the Duplicate Benefit Plan shall be determined as of the earlier of such date or the date distribution of such vested benefit was made or commenced.

3.2  Early Retirement Benefits
     -------------------------

          3.2.1 Early Retirement: A Participant who retires on or after the Early Retirement Date shall be entitled to receive an Early Retirement Benefit determined under Section 3.2.2. Payment of such benefit shall commence as of the first of the month after the Participant retires or, if the Participant elects, as of the first day of any subsequent month. Any such election of a deferred commencement date may be revoked at any time prior to such date and a new date may be elected by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator.

          3.2.2   Calculation of Early Retirement Benefit:  Subject to Sections
3.2.3 and 3.2.4, a Participant's monthly Early Retirement Benefit shall be equal to the greater of (a) or (b) below:

          (a)  an amount determined pursuant to Section 3.1.2; and

          (b) the Participant's accrued monthly unreduced Early Retirement Benefit under the Plan as of December 31, 1990.

          3.2.3 Early Retirement Reduction Factor: The Participant's Early Retirement Benefit computed pursuant to Section 3.2.2 shall be reduced by 1/3 of 1% for each month in excess of 36 by which the commencement of the Participant's Early Retirement Benefit precedes the Participant's 62nd birthday.

          3.2.4 Adjustments to Early Retirement Benefit: A Participant's Early Retirement Benefit shall be increased as provided in Section 3.1.3 except that the number of dollars of unwithdrawn Employee Contributions and Interest required to provide $1 of monthly retirement benefits shall be increased by $3 for each full year by which the commencement of the Participant's Early Retirement Benefit precedes the Participant's Normal Retirement Date.

3.3  Deferred Retirement Benefits
     ----------------------------

          3.3.1 Deferred Retirement: A Participant who retires after the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2 commencing as of the first day of the month coinciding with or next following the date the Participant actually retires. Each Participant shall accrue additional benefits hereunder after the Participant's Normal Retirement Date with respect to the portion of the Normal Retirement Benefit which is attributable to contributions by the Company, and the amount of Employee Contributions and Interest required to provide $1 of monthly retirement benefit under

Section 3.1.3 shall be decreased by $3 for each full year by which the commencement of the Normal Retirement Benefit follows the Normal Retirement Date.

          3.3.2 Distribution Requirements: Except as hereinafter provided, unless the Participant elects otherwise in accordance with the terms of the Plan, payment of a Participant's retirement benefits will begin no later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

          (a)  the Participant's 65th birthday;

          (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

          (c) the Participant terminates employment with the Company and all Affiliates.

          If the amount of the payment required to commence on the date determined under this Section 3.3.2 cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Administrator cannot locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under this Plan or the date the Participant is located.

          Notwithstanding any other provision of this Plan:

          (i) the accrued benefit of a Participant who attains age 70-1/2 on or after January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the later of (1) the calendar year in which the Participant attains age 70-1/2 or
               (2) the calendar year in which the Participant retires (unless the Participant is a 5% owner, as defined in Code Section 416, of the Company with respect to the Plan Year in which the Participant attains age 70-1/2, in which case this Subsection (2) shall not apply); and

          (ii) the accrued benefit of a Participant who attains age 70-1/2 prior to January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the calendar year in which the Participant attains age 70-1/2 unless the Participant is not a 5% owner (as defined in Subsection (i)) and elects to defer distribution to the calendar year in which the Participant retires.

          All Plan distributions will comply with Code Section 401(a)(9), including Department of Treasury Regulation Section 1.401(a)(9)-2.

3.4       Suspension of Benefits
          ----------------------

          3.4.1 Prior to Normal Retirement Date: If a Participant receives retirement benefits under the Plan following a termination of his employment prior to the Participant's Normal Retirement Date and again becomes an Employee prior to the Participant's Normal Retirement Date, no retirement benefits shall be paid during such later period of employment and up to the Participant's Normal Retirement Date. Any benefits payable under the Plan to or on behalf of the Participant at the time of the Participant's subsequent termination of employment shall be reduced by the actuarial equivalent (based on the assumptions in Exhibit E-4) of any benefits paid to the Participant after the Participant earlier termination and prior to his Normal Retirement Date.

          3.4.2 After Normal Retirement Date: If (a) a Participant whose employment terminates again becomes an Employee after the Participant's Normal Retirement Date, or again becomes an Employee prior to the Participant's Normal Retirement Date and continues in employment beyond the Participant's Normal Retirement Date, or (b) a Participant continues in employment with the Company and Affiliates after his Normal Retirement Date without a prior termination, the following provisions of this Section 3.4.2 shall become applicable to the Participant as of the Participant's Normal Retirement Date or, if later, the Participant's date of reemployment.

          (i) For purposes of this Section 3.4.2, the following definitions shall apply:

               (1) Postretirement Date Service means each calendar month after a
                   Participant's Normal Retirement Date and subsequent to the time that:

                   (A) payment of retirement benefits commenced to the Participant if the Participant returned to employment with the Company and Affiliates, or

                   (B) payment of retirement benefits would have commenced to him if the Participant had not remained in employment with the Company and Affiliates,

                   if in either case the Participant receives pay from the Company and Affiliates for any Hours of Service performed on each of 8 or more days (or separate work shifts) in such calendar month.

               (2) Suspendable Amount means the monthly retirement benefits otherwise payable in a calendar month in which the Participant is engaged in Postretirement Date Service.

          (ii) Payment shall be permanently withheld of a portion of a Participant's retirement benefits, not in excess of the Suspendable Amount, for each calendar month during which the Participant is employed in Postretirement Date Service.

         (iii) If payments have been suspended pursuant to Subsection (ii) above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Postretirement Date Service; provided, however, that no payments shall resume until the Participant has complied with the requirements set forth in Subsection (vi) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Postretirement Date Service and the resumption of payment, less any amounts that are subject to offset pursuant to Subsection (iv) below.

          (iv) Retirement benefits made subsequent to Postretirement Date Service shall be reduced by (1) the actuarial equivalent (based on the assumptions in Exhibit E-4) of any benefits paid to the Participant prior to the time the Participant is reemployed after the Participant's Normal Retirement Date (such reduction will occur only if such benefits are not repaid in full to the Trust within 2 years after his date of reemployment); and (2) the amount of any payments previously made during those calendar months in which the Participant was engaged in Postretirement Date Service; provided, however, that such reduction under (Subsection (2)) shall not exceed, in any one month, 25% percent of that month's total retirement benefits (excluding amounts described in Subsection (ii) above) that would have been due but for the offset.

          (v) Any Participant whose retirement benefits are suspended pursuant to Subsection (ii) of this Section 3.4.2 shall be notified (by personal delivery or certified or registered mail) during the first calendar month in which payments are withheld that the Participant's retirement benefits are suspended. Such notification shall include:

               (1) a description of the specific reasons for the suspension of payments;

               (2) a general description of the Plan provisions relating to the suspension;

               (3) a copy of the provisions;

               (4) a statement to the effect that applicable Department of Labor
                   Regulations may be found at Section 2530.203-3 of Title 29 of the Code of Federal Regulations;

               (5) the procedure for appealing the suspension, which procedure shall be governed by Section 12.11; and

               (6) the procedure for filing a benefits resumption notification pursuant to Subsection (vi) below.

               If payments subsequent to the suspension are to be reduced by an offset pursuant to Subsection (iv) above, the notification shall specifically identify the periods of employment for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

          (vi) Payments shall not resume as set forth in Subsection (iii) above until a Participant performing Postretirement Date Service notifies the Administrator in writing of the cessation of such Service and supplies the Administrator with such proof of the cessation as the Administrator may reasonably require.

         (vii) A Participant may request, pursuant to the procedure contained in Section 12.11, a determination whether specific contemplated employment will constitute Postretirement Date Service.

3.5  Benefit Limitations
     -------------------

          3.5.1 Limitation on Accrued Benefit: Notwithstanding any other provision of the Plan, the annual benefit payable under the Plan to a Participant, when expressed as a monthly benefit commencing at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), shall not exceed the lesser of (a) $7,500 or (b) the highest average of the Participant's monthly compensation for 3 consecutive calendar years, subject to the following:

          (i) The maximum shall apply to the Individual Life Annuity computed under Section 3.1, 3.2, 3.3 or Article IV and to that portion of the 50% Joint and Survivor's Annuity payable to the Participant during the Participant's lifetime.

          (ii) If a Participant has fewer than 10 years of participation in the Plan, the maximum dollar limitation of Subsection (a) above shall be multiplied by a fraction of which the numerator is the Participant's actual years of participation in the Plan (computed to fractional parts of a year) and the denominator is 10. If a Participant has fewer than 10 Years of Vesting Service, the maximum compensation limitation in Subsection (b) above shall be multiplied by a fraction of which the numerator is the Years of Vesting Service (computed to fractional parts of a year) and the denominator is 10. Provided, however, that in no event shall such dollar or compensation limitation, as applicable, be less than 1/10th of such limitation determined without regard to any adjustment under this Subsection (ii).

         (iii) As of January 1 of each year, 1/12th of the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year to reflect increases in the cost of living shall become effective as the maximum dollar limitation in Subsection
               (a) above for the Plan Year ending within that calendar year for Participants terminating in or after such Plan Year.

          (iv) The dollar limitation under Subsection (a) above shall be modified as follows to reflect commencement of retirement benefits on a date other than the Participant's Social Security Retirement Age:

               (1) if the Participant's Social Security Retirement Age is 65,
                   the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each month by which benefits commence before the month in which the Participant attains age 65;

               (2) if the Participant's Social Security Retirement Age is
                   greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the additional months by which benefits commence before the month in which the Participant attains the Participant's Social Security Retirement Age;

               (3) if the Participant's benefit commences prior to age 62, the dollar limitation shall be the actuarial equivalent of Subsection (a) above, payable at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. The interest rate for determining Actuarial Equivalence shall be the greater of the interest rate assumption under the Plan for determining early retirement benefits or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations on or after January 1, 1985 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female);

               (4) in the case of a Participant whose retirement benefit
                   commences after the Participant's Social Security Retirement Age, the dollar limitation shall be the Actuarial Equivalent of Subsection (a) above payable at the Participant's Social Security Retirement Age, using the lesser of the interest rate assumption under the Plan or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations on or after January 1, 1985 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female).

          (v) Notwithstanding the foregoing, the maximum as applied to any Employee on April 1, 1987 shall in no event be less than the Participant's "current accrued benefit" as of March 31, 1987, as that term is defined in
               Section 1106 of the Tax Reform Act of 1986.

          (vi) The maximum shall apply to the benefits payable to a Participant under the Plan and all other tax-qualified defined benefit plans of the Company and Affiliates (whether or not terminated), and benefits shall be reduced, if necessary, in the reverse of the chronological order of participation in such plans.

          3.5.2 Multiple Plan Reduction: With respect to a Participant who did not have 1 Hour of Service after December 31, 1999 and who is (or has been) a participant in any defined contribution plan (whether or not terminated) maintained by the Company or an Affiliate, the sum of the Participant's defined benefit plan fraction (as defined under Code Section 415(e)(2)) and defined contribution plan fraction (as defined under Code Section 415(e)(3)) shall not exceed 1. If such sum exceeds 1, the participant's defined benefit plan fraction shall be reduced until such sum equal 1.

          3.5.3 Annual Compensation Limit: The accrued benefit of each "Section 401(a)(17) employee" under this Plan will be the greater of the accrued benefit determined for the Employee under (a) or (b) below:

          (a) the Employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total Years of Credited Service, or

          (b)  the sum of:

               (i) the Employee's accrued benefit as of the last day of the last
                   Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations under the Code, and

               (ii) the Employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's Years of Credited Service credited to the Employee for Plan Years beginning on or after January 1, 1994.

          A "Section 401(a)(17) employee" means an Employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Earnings for a year beginning prior to January 1, 1994 that exceeded $150,000.

                                   ARTICLE IV
                              Termination Benefits
                              --------------------

4.1       Termination of Service
          ----------------------

          Except as otherwise provided in the applicable Supplement, a Participant who has 5 Years of Vesting Service but who ceases to be an Employee before the Participant's Early Retirement Date for any reason other than death, shall be entitled to receive a "Termination Benefit" determined under Section
4.2. Except as otherwise provided in the applicable Supplement, unless the Participant elects otherwise subject to Section 3.3.2, payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date or, if the Participant elects, as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's 55th birthday. Any such election of the earlier Annuity Starting Date shall be made by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator. Except as provided in Article V and Article VII, no benefits shall be payable to any person if the Participant dies prior to the Annuity Starting Date. A terminated Participant who has no vested interest in the Participant's accrued benefit shall be deemed to have received a distribution of the Participant's entire vested benefit.

4.2  Amount of Termination Benefit
     -----------------------------

          Except as otherwise provided in the applicable Supplement, a Participant's monthly Termination Benefit shall be determined pursuant to Sections 3.1.2 and 3.1.3 as in effect on the date the Participant terminates employment, except that the following adjustments shall be made if payment of the Participant's Termination Benefit is to commence before the Normal Retirement Date:

          (a) the amount computed pursuant to Section 3.1.2 shall be reduced by 1/2 of 1% for each month between the Annuity Starting Date and the Normal Retirement Date;

          (b) the amount of Employee Contributions and Interest required to provide $1 of monthly retirement benefit under Section 3.1.3 shall be increased by $3 for each full year by which the Annuity Starting Date precedes the Normal Retirement Date;

          (c) notwithstanding Subsection (a) of this Section 4.2, the amounts computed pursuant to Section 3.1.2 shall be reduced by 1/3 of 1% for each month in excess of 36 by which the Annuity Starting Date precedes the Participant's 62nd birthday if:

               (i) the Participant's combined age and Years of Credited Service equal at least 65, and the Participant ceases to be an Employee (1) because of the permanent shutdown of a single site of employment or one or more facilities or operating units within a single site of employment or (2) in connection with a permanent reduction in force; or

               (ii) the Participant has Years of Credited Service attributable to employment before January 1, 1989, has attained age 40, and permanently ceases to be an Employee because of the permanent shutdown of a single site of employment, resulting in the termination of employment of not more than 20 Participants at that employment site.

               Notwithstanding any contrary provision of the Plan, for purposes of determining a Participant's total combined age and Years of Vesting Service under Section 4.2(c)(i), a partial month of age or Period of Service shall be counted as a whole month, and fractional years of age and Years of Vesting Service shall be taken into account.

          (d)  Effective January 1, 1995, a Participant covered under Subsection
               (c) of this Section 4.2 who has 10 Years of Credited Service shall have added to his age the period of time during which he is receiving severance pay from the Company.

                                   ARTICLE V
                        Refund of Employee Contributions
                        --------------------------------


5.1  Employee Contributions
     ----------------------

          With respect to various periods prior to May 1, 1969, certain Participants were required to make Employee Contributions to this Plan or to certain prior plans. Since April 30, 1969, no Employee Contributions have been made to any of said plans.

5.2  Withdrawal of Employee Contributions
     ------------------------------------

          A Participant may withdraw all of the Participant's Employee Contributions, plus Interest thereon to the date of withdrawal, at any time before payment of a monthly retirement benefit commences by giving advance written notice to the Administrator in accordance with procedures prescribed by the Administrator. No partial withdrawal of Employee Contributions and Interest shall be permitted.

          Payment of the Participant's Employee Contributions plus Interest shall be in the normal form of benefit (50% Joint and Survivor's Annuity for a married Participant, Individual Life Annuity for an unmarried Participant) unless the Participant waives such annuity (with the consent of the Participant's spouse, if the Participant is married, in accordance with Section 6.4) and elects payment in a single sum.

5.3  Refund Upon Death Before Annuity Starting Date
     ----------------------------------------------

          If a Participant dies before the Annuity Starting Date, the Participant's Beneficiary shall receive in a lump sum a refund of the Participant's unwithdrawn Employee Contributions and Interest. The refund shall be made as soon as reasonably practicable after the date of the Participant's death, and Interest shall be computed to the date when the refund is paid.

5.4  Refund After Annuity Starting Date
     ----------------------------------

          If a Participant dies after the Annuity Starting Date, there shall be paid to his or her Beneficiary the difference, if any, between such Participant's Employee Contributions and Interest as of the Annuity Starting Date and:

          (a) if the Participant elected an Individual Life Annuity or a Level Income Option, the portion of the benefits which the Participant has received which are attributable to Employee Contributions and Interest;

          (b) if the Participant elected any other form of benefit, the portion of the benefits received by the Participant and the Participant's Joint Annuitant which are attributable to Employee Contributions and Interest.

          Any payment pursuant to (a) above shall be made as soon as reasonably practicable after the Participant's death. Any payment pursuant to (b) above shall be made as soon as reasonably practicable after all other benefit payments to the Joint Annuitant have ceased.

                                   ARTICLE VI
                         Payment of Retirement Benefits
                         ------------------------------


6.1  Normal Form of Benefit
     ----------------------

          Except as otherwise provided in the applicable Supplement, a Participant's benefit shall be paid in the form of a 50% Joint and Survivor's Annuity, with the Participant's spouse as Joint Annuitant if the Participant is married on the Annuity Starting Date, and in the form of an Individual Life Annuity if the Participant is not married on the Annuity Starting Date, unless the Participant elects with spousal consent not to receive payments pursuant to this 6.1 and to receive payments in one of the optional forms permitted under
Section 6.2. An election not to receive the normal form of benefit and to receive payment in any optional form shall satisfy the applicable requirements of Section 6.4.

6.2       Available Forms of Benefits
          ---------------------------

          A Participant may elect with spousal consent and in accordance with
Section 6.4, to receive the Participant's benefits in any one of the forms of benefits described in this Section 6.2.

          6.2.1 Individual Life Annuity: An Individual Life Annuity is an immediate annuity which provides equal monthly payments for the Participant's life only.

          6.2.2 50% Joint and Survivor's Annuity: A 50% Joint and Survivor's Annuity is an immediate annuity which is the actuarial equivalent of an Individual Life Annuity (determined in accordance with Exhibit E-1), but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, 50% of such reduced annuity will, subject to Section 6.2, be paid to the Participant's surviving Joint Annuitant for such Joint Annuitant's life.

          6.2.3 100% Joint and Survivor's Annuity: A 100% Joint and Survivor's Annuity is an immediate annuity which is the actuarial equivalent of an Individual Life Annuity (determined in accordance with Exhibit E-2), but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, 100% of such reduced annuity will continue to be paid to the Participant's surviving Joint Annuitant for such Joint Annuitant's life.

          6.2.4 Level Income Option: The Level Income Option provides greater monthly annuity payments prior to the Participant's 62nd birthday (determined in accordance with Exhibit E-3) and after such birthday provides reduced monthly annuity payments in an amount which, when added to the Primary Social Security Benefits which the Participant could elect to receive, approximately equals the amount of the monthly annuity paid prior to the Participant's 62nd birthday. A Participant who is entitled to an Early Retirement Benefit under

Section 3.2 and who elects to have such benefit commence prior to age 62 may elect the Level Income Option, unless the Primary Social Security Benefits which the Participant could elect to receive at age 62 would equal or exceed the amount of the monthly annuity payments prior to age 62 or unless the Participant is receiving Social Security disability benefits. Such election shall be subject to the approval of the Participant's spouse, given in accordance with the requirements for spousal consent under Section 6.4.

6.3  5 Year Certain Benefit
     ----------------------

          If a Participant who retires prior to January 2, 1984, is receiving retirement benefits in the form of an Individual Life Annuity or a Joint and Survivor Annuity pursuant to Sections 3.1, 3.2 or 3.3 (but not a Participant receiving a Termination Benefit pursuant to Article IV) and dies before the Participant (or the Participant and the Participant's Joint Annuitant) has received 60 monthly payments, the Participant's Beneficiary shall receive the same benefits (other than any benefits attributable to employee contributions) the Participant was receiving until the number of monthly payments made to the Participant (or the Participant and the Participant's Joint Annuitant) and the Beneficiary equals 60. Any Participant who commences participation in this Plan prior to January 2, 1984 and retires after January 1, 1984, entitled to retirement benefits under this Plan shall receive benefits without the 5 Year Certain Benefit described in the preceding sentence in an amount not less than the actuarial equivalent, calculated in accordance with Exhibit E-5, of the retirement benefits the Participant had accrued under this plan as of January 1, 1984 (based upon his Final Average Monthly Earnings as of that date), payable with the 5 Year Certain Benefit.

6.4        Election of Benefits
           --------------------

          6.4.1 The Administrator shall provide each Participant with a written notice containing the following information:

          (a) a general description of the normal form of benefit payable under the Plan;

          (b) the Participant's right to make and the effect of an election to waive the normal form of benefit;

          (c) the right of the Participant's spouse not to consent to the Participant's election under Section 6.1;

          (d) the right of Participant to revoke such election, and the effect of such revocation;

          (e)  the optional forms of benefits available under the Plan; and

          (f) the Participant's right to request in writing information on the particular financial effect of an election by the Participant to receive an optional form of benefit in lieu of the normal form of benefit.

          6.4.2 The notice under Section 6.4.1 shall be provided to the Participant at each of the following times as shall be applicable to him:

          (a) not more than 90 days and not less than 30 days after a Participant who is in the employ of the Company or an Affiliate gives notice of the Participant's intention to terminate employment and commence receipt of the Participant's retirement benefits under the Plan; or

          (b) not more than 90 days and not less than 30 days prior to the attainment of age 65 of a Participant (whether or not the Participant has terminated employment) who has not previously commenced receiving retirement benefits.

          The election period in Section 6.4.3 for a Participant who requests additional information during the election period will be extended until 90 days after the additional information is mailed or personally delivered. Any such request shall be made only within 90 days after the date the information described in Section 6.4.1 is given to the Participant, and the Administrator shall not be obligated to comply with more than one such request. Any information provided pursuant to this Section 6.3.2 will be given to the Participant within 30 days after the date of the Participant's request and will be based upon the estimated benefits to which the Participant will be entitled as of the later of the first day on which such benefits could commence or the last day of the Plan Year in which the Participant's request is received. If a Participant files an election (or revokes an election) pursuant to this Section
6.4 less than 60 days prior to the Annuity Starting Date, such Participant's initial payments may be delayed for administrative reasons. In such event, the payments shall begin as soon as practicable and shall be made retroactively to such date.

          6.4.3 A Participant may make the election provided in Section 6.3 by filing the prescribed form with the Administrator at any time during the election period. The election period shall begin 90 days prior to the Participant's Annuity Starting Date. Such election shall be subject to the written consent of the Participant's spouse, acknowledging the effect of the election and witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the spouse may not be obtained because there is no spouse or the spouse cannot be located. A spouse's consent shall be irrevocable. The election in Section 6.3 may be revoked or changed at any time during the election period but shall be irrevocable thereafter.

          6.4.4   Notwithstanding Section 6.4.3:

          (a) distribution of benefits may commence less than 30 days after the notice required pursuant to Section 6.4.1 is provided if:

               (i) the Participant elects to waive the requirement that notice be given at least 30 days prior to the Annuity Starting Date; and

               (ii) the distribution commences more than 7 days after such notice is provided.

          (b) The notice described in Section 6.4.1 may be provided after the Annuity Starting Date, in which case the applicable election period shall not end before the 30th day after the date on which such notice is provided, unless the Participant elects to waive the 30-day notice requirements pursuant to Subsection (a) above.

6.5  Joint Annuitants
     ----------------

          A Participant who elects a joint and survivor's annuity shall designate a Joint Annuitant when making such an election. A Participant may designate any individual as the Joint Annuitant; provided, however, that the Joint Annuitant shall be the Participant's spouse unless the Participant's spouse consents to the designation of another individual in accordance with the requirements for spousal consent under Section 6.4.3. A designation of a Joint Annuitant may be revoked or changed at any time during the applicable election period described in Section 6.4.3 but shall become irrevocable thereafter. If the Joint Annuitant dies on or after the Annuity Starting Date the Participant shall continue to receive the reduced monthly annuity.

                                  ARTICLE VII
                              Survivor's Benefits
                              -------------------


7.1  Preretirement Survivor's Benefit
     --------------------------------

          7.1.1 Eligibility: If a Participant who continues to be employed by the Company at any time on or after attaining age 55 and 10 Years of Credited Service dies (whether or not so employed on the date of death) before the Annuity Starting Date, then such Participant's surviving Joint Annuitant (if any) shall be entitled to receive a survivor's benefit for life, determined under Section 7.2. Payment of such benefit shall commence as of the first day of the month coincident with or next following the date of the Participant's death.

          7.1.2 Amount of Preretirement Survivor's Benefit: The preretirement survivor's benefit under this Section 7.1 shall be computed as follows:

          (a) If the Participant's Period of Service has not terminated before the Participant's death, the survivor's benefit shall be equal to the benefit which would have been paid to the Participant's Joint Annuitant if the Participant's Period of Service had terminated on the date of death, benefits in the form of a 50% Joint and Survivor's Annuity commenced as of the first day of the next following month, and the Participant died on such day.

          (b) If the Participant's Period of Service has terminated before the Participant's death but the Participant has deferred the commencement of the Early Retirement Benefit, the survivor's benefit shall be equal to the benefit which the Participant's Joint Annuitant would have been paid if the Participant had elected a 50% Joint and Survivor's benefit commencing as of the first day of the month next following the date of the Participant's death.

          (c) The survivor's benefit payable pursuant to this Section 7.1.2 shall exclude any retirement benefit based upon Employee Contributions and Interest (which will be refunded upon the Participant's death, to the extent provided in Article V).

          7.1.3 Designation of Joint Annuitant Other Than Spouse: A participant may elect at any time during the Election Period (as defined in Section 7.1.5) to waive the Preretirement Survivor Annuity and to revoke any such election at any time during the Election Period. Any election by a Participant to waive the Preretirement Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to such election, such consent acknowledges the effect of such an election and the consent is witnessed by a representative of the Plan or a notary public, unless the Participant establishes to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. The consent by a spouse shall be irrevocable and shall be effective only with respect to that spouse.

          7.1.4  Explanation of Preretirement Survivor's Benefit:  The
Committee shall provide each Participant with a written explanation with respect to the Preretirement Survivor Annuity as soon as administratively feasible after the Participant attains age 55. The explanation shall include:

          (a)  the terms and conditions of the Preretirement Survivor Annuity,

          (b) the Participant's right to make, and the effect of, an election to waive the Preretirement Survivor Annuity,

          (c) the rights of the Participant's spouse in connection therewith, and

          (d) the right to make, and the effect of, the revocation of an election to waive the Preretirement Survivor Annuity.

          7.1.5 Election Period: For purposes of this Section 7.1.5, the term "Election Period" means the period that begins on the Participant's 55th birthday and ends on the date of the Participant's death.

7.2  Surviving Spouse's Benefit
     --------------------------

          If a Participant who has 5 or more Years of Vesting Service but does not meet the requirements for the preretirement survivor's benefit under Section
7.1 dies before the Annuity Starting Date, then such Participant's surviving spouse (if any) shall be entitled to receive a survivor's benefit for life. The amount of such survivor's benefit shall be determined pursuant to Section 4.2 based upon the Participant's age and Years of Credited Service on the date of the Participant's death and paid in the form of a 50% Joint and Survivor's Annuity as if the Participant had died on the date such benefits commenced. The survivor's benefit payable pursuant to this Section 7.2 shall exclude any retirement benefit based upon Employee Contributions and Interest (which will be refunded upon the Participant's death to the extent provided in Article V). Payment of the survivor's benefit shall commence on the first day of the month coincident with or next following the later of the Participant's 55th birthday or his death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

7.3  Certain Former Employees
     ------------------------

          Participants who have 10 Years of Vesting Service but who are not credited with an Hour of Service on or after August 23, 1984 and are not receiving benefits on that date shall be entitled to elect survivor's benefits only as follows:

          (a) If the Participant is credited with an Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, but is not otherwise credited with an Hour of Service in a Plan Year beginning on or after January 1, 1976, the Participant shall be afforded an opportunity to elect payment of benefits in the form of a 50% Joint and Survivor's Annuity.

          (b) If the Participant is credited with an Hour of Service under this Plan or a predecessor plan in a Plan Year beginning after December 31, 1975, the Participant shall be afforded the opportunity to elect a Surviving Spouse's Benefit under Section 7.2.

                                  ARTICLE VIII
                                  Fiduciaries
                                  -----------

8.1  Named Fiduciaries
     -----------------

          8.1.1 The Company is the Plan sponsor and a "named fiduciary" with respect to control over and management of the Plan's assets only to the extent that it (a) shall appoint the members of the Committee which administers the Plan at the Administrator's direction; (b) shall delegate its authorities and duties as "plan administrator," as defined under ERISA, to the Committee; and (c) shall continually monitor the performance of the Committee.

          8.1.2 The Company, as Administrator, and the Committee, which administers the Plan at the Administrator's direction, are "named fiduciaries" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan. The Administrator is also the "administrator" and "plan administrator" of the Plan, as those terms are defined in ERISA Section 3(16)(A) and Code Section 414(g), respectively.

          8.1.3 The Trustee is a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust assets, except to the extent that authority is delegated to an Investment Manager or to the extent the Administrator or the Committee directs the allocation of Trust assets among general investment categories.

          8.1.4 The Company, the Administrator, and the Trustee are the only named fiduciaries of the Plan.

8.2  Employment of Advisers
     ----------------------

          A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice regarding any of the named fiduciary's or fiduciary's responsibilities under the Plan.

8.3  Multiple Fiduciary Capacities
     -----------------------------

          Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

8.4  Payment of Expenses
     -------------------

          All Plan expenses, including expenses of the Administrator, the Committee, the Trustee, any Investment Manager and any insurance company, will be paid by the Trust Fund, unless a Participating Employer elects to pay some or all of those expenses.

8.5  Indemnification
     ---------------

          To the extent not prohibited by state or federal law, each Participating Employer agrees to, and will indemnify and save harmless the Administrator, any past, present, additional or replacement member of the Committee, and any other employee, officer or director of that Participating Employer, from all claims for liability, loss, damage (including payment of expenses to defend against any such claim) fees, fines, taxes, interest, penalties and expenses which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                   ARTICLE IX
                              Plan Administration
                              -------------------


9.1  Powers, Duties and Responsibilities of the Administrator and the Committee
     --------------------------------------------------------------------------

          9.1.1 The Administrator and the Committee have full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise under it. Interpretation of the Plan or determination of questions of fact regarding the Plan by the Administrator or the Committee will be conclusively binding on all persons interested in the Plan.

          9.1.2 The Administrator and the Committee have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records, and to issue such forms as they deem necessary or proper to administer the Plan.

          9.1.3 Subject to the terms of the Plan, the Administrator and/or the Committee will determine the time and manner in which all elections authorized by the Plan must be made or revoked.

          9.1.4 The Administrator and the Committee have all the rights, powers, duties and obligations granted or imposed upon them elsewhere in the Plan.

          9.1.5 The Administrator and the Committee have the power to do all other acts in the judgment of the Administrator or Committee necessary or desirable for the proper and advantageous administration of the Plan.

          9.1.6 The Administrator and the Committee will exercise all responsibilities in a uniform and nondiscriminatory manner.

9.2  Delegation of Administration Responsibilities
     ---------------------------------------------

          The Administrator and the Committee may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, their administrative responsibilities, including their fiduciary duties. The Committee may from time to time allocate or delegate to any subcommittee, member of the Committee and others, not necessarily employees of the Company, any of its duties relative to compliance with ERISA, administration of the Plan and other related matters, including those involving the exercise of discretion. The Company's duties and responsibilities under the Plan shall be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries. No director, officer nor employee of the Company shall be a fiduciary with respect to the Plan unless he or she is specifically so designated and expressly accepts such designation.

9.3  Committee Members
     -----------------

          The Committee shall consist of not less than three people, who need not be directors, and shall be appointed by the Chief Executive Officer of the Company. Any Committee member may resign and the Chief Executive Officer may remove any Committee member, with or without cause, at any time. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. The Committee can act by written consent signed by all of its members. Any members of the Committee who are Employees shall not receive compensation for their services for the Committee. No Committee member shall be entitled to act on or decide any matter relating solely to his or her status as a Participant.

                                   ARTICLE X
                              Funding of the Plan
                              -------------------

10.1  Appointment of Trustee
      ----------------------

          The Committee or its authorized delegatee will appoint the Trustee and either may remove it. The Trustee accepts its appointment by executing the Trust Agreement. A Trustee will be subject to direction by the Committee or its authorized delegatee or, to the extent specified by the Company, by an Investment Manager, and will have the degree of discretion to manage and control Plan assets specified in the Trust Agreement. Neither the Company nor any other Plan fiduciary will be liable for any act or omission to act of a Trustee, as to duties delegated to the Trustee.

10.2  Actuarial Cost Method
      ---------------------

          The Committee or its authorized delegatee shall determine the actuarial cost method to be used in determining costs and liabilities under the Plan pursuant to Section 301 et seq., of ERISA, and Section 412 of the Code. The Committee or its authorized delegatee shall review such actuarial cost method from time to time, and if it determines from review that such method is no longer appropriate, then it shall petition the Secretary of the Treasury for approval of a change of actuarial cost method.

10.3  Cost of the Plan
      ----------------

          Annually the Committee or its authorized delegatee shall determine the normal cost of the Plan for the Plan Year and the amount (if any) of the unfunded past service cost on the basis of the actuarial cost method established for the Plan using actuarial assumptions which, in the aggregate, are reasonable. The Committee or its authorized delegatee shall also determine the contributions required to be made for each Plan Year by the Participating Companies in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to Sections 302 through 305 of ERISA and Section 412 of the Code.

10.4  Funding Policy
      --------------

          The Participating Companies shall cause contributions to be made to the Plan for each Plan Year in the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year; provided, however, that this obligation shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to those Participants, Joint Annuitants and Beneficiaries who are affected by such partial termination. Each contribution is conditioned upon its deductibility under Section 404 of the Code and shall be returned to the Participating Companies within one year after the disallowance of the deduction (to the extent disallowed). Upon the Company's written request, a contribution that was made by a mistake of fact shall be returned to the Participating Company within one year after the payment of the contribution.

10.5  Cash Needs of the Plan
      ----------------------

          The Committee or its authorized delegatee from time to time shall estimate the benefits and administrative expenses to be paid out of the Plan during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by the Participating Companies. The Committee or its authorized delegatee shall inform the Trustees of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis, as the Committee shall determine.

10.6  Public Accountant
      -----------------

          The Committee or its authorized delegatee shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by Section 103(a)(3) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

10.7  Enrolled Actuary
      ----------------

          The Committee or its authorized delegatee shall engage an enrolled actuary to prepare the actuarial statement described in Section 103(d) of ERISA and to render the opinion described in Section 103(a)(4) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such event it shall engage a successor enrolled actuary to perform such examination and render such opinion.

10.8  Basis of Payments to the Plan
      -----------------------------

          All contributions to the Plan shall be made by the Participating Companies, and no contributions shall be required of or permitted by Participants. From time to time the Participating Companies shall make such contributions to the Plan as the Company determines to be necessary or desirable in order to fund the benefits provided by the Plan, and any expenses thereof which are paid out of the Trust Fund and in order to carry out the obligations of the Participating Companies set forth in Section 10.3. All contributions to the Plan shall be held by the Trustee in accordance with the Trust Agreement.

10.9  Basis of Payments from the Plan
      -------------------------------

          All benefits payable under the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Administrator or the Committee and the terms of the Trust Agreement. The Trustee shall pay all proper expenses of the Plan and the Trust Fund out of the Trust Fund, except to the extent paid by the Participating Companies.

                                  ARTICLE XI
                         Plan Amendment or Termination
                         -----------------------------

11.1  Plan Amendment or Termination
      -----------------------------

          The Company may amend, modify or terminate the Plan at any time by resolution of the Board or by resolution of or other action recorded in the minutes of the Administrator or the Committee. Execution and delivery by the Chairman of the Board, the President, any Vice President of the Company or the Committee of an amendment to the Plan is conclusive evidence of the amendment, modification or termination.

11.2  Limitations on Plan Amendment
      -----------------------------

          No Plan amendment can:

          (a) authorize any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Joint Annuitants and Beneficiaries;

          (b) decrease the accrued benefits of any Participant or his or her Joint Annuitant or Beneficiary under the Plan; or

          (c) except to the extent permitted by law, eliminate or reduce an early retirement benefit or retirement-type subsidy (as defined in Code Section 411) or an optional form of benefit with respect to service prior to the date the amendment is adopted or effective, whichever is later.

11.3  Effect of Plan Termination
      --------------------------

          Upon termination of the Plan, each Participant's rights to benefits accrued hereunder shall be vested and nonforfeitable, and the Trust shall continue until the Trust Fund has been distributed as provided in Section 11.4. Any other provision hereof notwithstanding, the Participating Companies shall have no obligation to continue making contributions to the Plan after termination of the Plan. Except as otherwise provided in ERISA, neither the Participating Companies nor any other person shall have any liability or obligation to provide benefits hereunder after such termination in excess of the value of the Trust Fund. Upon such termination, Participants, Joint Annuitants, and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon partial termination of the Plan, this Section 11.3 shall apply only with respect to such Participants, Joint Annuitants and Beneficiaries as are affected by such partial termination.

11.4  Allocation of Trust Fund on Termination
      ---------------------------------------

          On termination of the Plan, the Trust Fund shall be allocated by the Administrator on an actuarial basis among Participants, Joint Annuitants and Beneficiaries in the manner prescribed by Section 4044 of ERISA. Any residual assets of the Trust Fund remaining after such allocation shall be distributed to the Company if (a) all liabilities of the Plan to Participants, Joint Annuitants and Beneficiaries have been satisfied and (b) such a distribution does not contravene any provision of law. The foregoing notwithstanding, if any remaining assets of the Plan are attributable to Employee Contributions, such assets shall be equitably distributed to the Participants who made such contributions (or to their Beneficiaries) in accordance with their rate of contribution. Effective January 1, 1989, the benefit of any highly compensated employee or former employee (determined in accordance with section 414(g) of the Code and regulations thereunder) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. In the event of a partial termination of the Plan, the Administrator shall arrange for the division of the Trust Fund, on a nondiscriminatory basis to the extent required by section 401 of the Code, into the portion attributable to those Participants, Joint Annuitants and Beneficiaries who are not affected by such partial termination and the portion attributable to such persons who are so affected. The portion of the Trust Fund attributable to persons who are so affected shall be allocated in the manner prescribed by section 4044 of ERISA.

                                  ARTICLE XII

                           Miscellaneous Provisions
                           ------------------------

12.1  Subsequent Changes
      ------------------

          Except as provided in Exhibit D, all benefits to which any Participant, Joint Annuitant, or Beneficiary may be entitled hereunder shall be determined under the Plan in effect when the Participant ceases to be an Eligible Employee and shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant again becomes an Eligible Employee.

12.2  Plan Mergers
      ------------

          The Plan shall not be merged or consolidated with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated). A list of plans which have been merged into the Plan since January 1, 1979 is attached hereto and made a part hereof as Exhibit C.

12.3  No Assignment of Property Rights
      --------------------------------

          The interest or property rights of any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Section 12.3 shall be void. This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p). The Company shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

          In addition, the prohibition of this Section 12.3 will not apply to any offset of a Participant's benefit under the Plan against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements as set forth in this
Section 12.3. The Participant must be ordered or required to pay the Plan under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. This judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant's benefit under the Plan. In addition, if a Participant is entitled to receive a 50% Joint and Survivor Annuity under Section 6.1 of the Plan or a Survivor's Benefit under Article VII of the Plan, and the Participant is married at the time at which the offset is to be made, the Participant's spouse must consent to the offset in accordance with the spousal consent requirements of
Section 6.4.3 of the Plan, an election to waive the right of the spouse to the 50% Joint and Survivor Annuity (made in accordance with Section 6.4 of the Plan) or to the Survivor's Benefit (made in accordance with Article VII of the Plan) must be in effect, the spouse is ordered or required in the judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of Part 4 of subtitle B or ERISA Title I, or the spouse retains in the judgment, order, decree, or settlement the right to receive the survivor annuity under the 50% Joint and Survivor Annuity or under the Survivor's Benefit, determined in the following manner: the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted the commencement of benefits only on or after Normal Retirement Age, the Plan provided only the minimum-required qualified joint and survivor annuity, and the amount of the Survivor's Benefit under the Plan is equal to the amount of the survivor annuity payable under the minimum-required qualified joint and survivor annuity. For purposes of this Section 12.3 the term "minimum-required qualified joint and survivor annuity" means a qualified joint and survivor annuity which is the actuarial equivalent of the Participant's accrued benefit and under which the survivor's annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse.

12.4  Beneficiary
      -----------

          The Beneficiary of a Participant shall be the person or persons so designated by such Participant. If no Beneficiary has been designated or if the designated Beneficiary is not living when a Plan Benefit is to be distributed, the Beneficiary shall be such Participant's spouse if then living or, if not, such Participant's then living children in equal shares or, if there are no children, such Participant's estate. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to the Administrator and is received by it prior to the Participant's death.

12.5  Benefits Payable to Minors, Incompetents and Others
      ---------------------------------------------------

          If any benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Administrator reasonably believes to be physically or mentally incapable of handling and disposing of his or her property, whether because of his or her advanced age, illness, or other physical or mental impairment, the Administrator has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education, or use of the person, or to pay all or any part of the benefit to the person's parent, guardian, committee, conservator, or other legal representative, wherever appointed, to the individual with whom the person is living or to any other individual or entity having the care and control of the person. The Plan, the Administrator and any other Plan fiduciary will have fully discharged all responsibilities to the Participant, Joint Annuitant or Beneficiary entitled to a payment by making payment under the preceding sentence.

12.6  Employment Rights
      -----------------

          Nothing in the Plan shall be deemed to give any person a right to remain in the employ of the Company and Affiliates or affect any right of the Company or any Affiliate to terminate a person's employment with or without cause.

12.7  Proof of Age and Marriage
      -------------------------

          Participants and Joint Annuitants shall furnish proof of age and marital status satisfactory to the Administrator at such time or times as it shall prescribe. The Administrator may delay the disbursement of any benefits under the Plan until all pertinent information with respect to age or marital status has been furnished and then make payment retroactively.

12.8  Small Annuities
      ---------------

          If the lump sum Actuarial Equivalent value of (a) a Normal, Early, or Deferred Retirement Benefit under Article III, Termination Benefit (payable at the Participant's Normal Retirement Date) under Article IV, or Survivor's Benefit under Article VII, excluding the individual Aetna nonparticipating annuity (if any), and (b) the lump sum Actuarial Equivalent value of the individual Aetna nonparticipating annuity (if any) are both $5,000 or less, such amounts shall be paid in a lump sum as soon as administratively practicable following the Participant's retirement, termination of employment, or death.

          If a lump sum distribution is so paid and the Participant is thereafter reemployed by the Company, the Participant shall have the option to repay to the Plan the amount of such distribution, together with interest at the rate of 5% per annum (or such other rate as may be prescribed pursuant to section 411(c)(2)(C)(III) of the Code), compounded annually from the date of the distribution to the date of repayment. If a reemployed Participant does not make such repayment, no part of the Period of Service with respect to which the lump sum distribution was made shall count as Years of Vesting Service or Years of Credited Service.

12.9  Controlling Law
      ---------------

          The Plan and all rights thereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Illinois.

12.10  Direct Rollover Option
       ----------------------

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 12.10, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) As used in this Section 12.10, an "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

          (b) As used in this Section 12.10, an "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
               Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, however, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) As used in this Section 12.10, a "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) As used in this Section 12.10, a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

12.11   Claims Procedure
        ----------------

          12.11.1 Any application for benefits under the Plan and all inquiries concerning the Plan shall be submitted to the Company at such address as may be announced to Participants from time to time. Applications for benefits shall be in writing on the form prescribed by the Company and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's surviving spouse, Joint Annuitant or Beneficiary, as the case may be.

          12.11.2 The Company shall give written notice of its decision on any application to the applicant within 90 days. If special circumstances require a longer period of time the Company shall so notify the applicant within 90 days, and give written notice of its decision to the applicant within 180 days after receiving the application. In the event any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure.

          12.11.3 The Company shall appoint a "Review Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

          12.11.4 Any person (or his authorized representative) whose application for benefits is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within 60 days after receiving written notice of the denial. The Company shall give the applicant or such representative an opportunity to review, by written request, pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel of the Employee Welfare Benefits Plan Committee, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          12.11.5 The Review Panel shall act upon each request for review within 60 days after receipt thereof. If special circumstances require a longer period of time the Review Panel shall so notify the applicant within 60 days, and give written notice of its decision to the applicant within 120 days after receiving the request for review. The Review Panel shall give notice of its decision to the Company and to the applicant in writing. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based.

          12.11.6 The Review Panel shall establish such rules and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 12.11.

          12.11.7 No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (a) has submitted a written application for benefits in accordance with Section 12.10.1, (b) has been notified by the Company that the application is denied, (c) has filed a written request for a review of the application in accordance with Section 12.10.4 and
(d) has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in
Section 12.11.5.  A claimant may not bring an action for
benefits in accordance with this Section 12.11.7 after 90 days after the Review Panel denies the claimant's application for benefits.

12.12  Participation in the Plan by an Affiliate
       -----------------------------------------

          12.12.1 With the consent of the Board, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be, may adopt the Plan and determine the classes of its Employees that will be Eligible Employees.

          12.12.2 A Participating Employer will have no power with respect to the Plan except as specifically provided herein.

12.13  Action by Participating Employers
       ---------------------------------

          Any action required to be taken by the Company pursuant to any Plan provisions will be evidenced in the manner set forth in Section 11.1. Any action required to be taken by a Participating Employer will be evidenced by a resolution of the Participating Employer's board of directors (or an authorized committee of that board). Participating Employer action may also be evidenced by a written instrument executed by any person or persons authorized to take the action by the Participating Employer's board of directors, any authorized committee of that board, or the stockholders. A copy of any written instrument evidencing the action by the Company or Participating Employer must be delivered to the secretary or assistant secretary of the Company or Participating Employer.

                                 ARTICLE XIII
                             Top Heavy Provisions
                             --------------------

13.1  Top Heavy Definitions
      ---------------------

          For purposes of this Article XIII and any amendments to it, the terms listed in this Section 13.1 have the meanings ascribed to them below.

          Aggregate Account means the value of all accounts maintained on behalf of a Participant, whether attributable to Company or employee contributions, determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

          Aggregation Group means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless including additional Related Plans in the group would prevent the Plan for being a Top Heavy Plan, in which case Aggregation Group means the group of plans in a Permissive Aggregation Group, if any, that includes the Plan.

          Compensation means compensation as defined in Code Section 415(c)(3) and Treasury regulations thereunder. For purposes of determining who is a Key Employee, Compensation will be applied by taking into account amounts paid by Affiliates who are not Participating Employers, as well as amounts paid by Participating Employers, and without applying the exclusions for amounts paid by a Participating Employer to cover an Employee's nonqualified deferred compensation FICA tax obligations and for gross-up payments on such FICA tax payments.

          Determination Date means, for a Plan Year, the last day of the preceding Plan Year. If the Plan is part of an Aggregation Group, the Determination Date for each other plan will be, for any Plan Year, the Determination Date for that other plan that falls in the same calendar year as the Determination Date for the Plan.

          Key Employee means an employee described in Code Section 416(i)(1) and the regulations promulgated thereunder. Generally, a Key Employee is an Employee or former Employee who, at any time during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years, is:

          (a) an officer of the Company or an Affiliate with annual Compensation greater than 50% of the amount in effect under Code
               Section 415(b)(1)(A);

          (b) one of the 10 Employees of the Company and all Affiliates owning (or considered to own within the meaning of Code Section 318) the largest interests in any of the Company and the Affiliates, but only if the

               Employee has annual Compensation greater than the limitation in effect under Code Section 415(c)(1)(A);

          (c)  a 5% owner of the Company or an Affiliate; or

          (d) a 1% owner of the Company or an Affiliate with annual Compensation from the Company and all Affiliates of more than $150,000.

          Mandatory Aggregation Group means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the 4 preceding Plan Years:

          (a)  had a participant who was a Key Employee; or

          (b) was required to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Code Section 401(a)(4) or 410(b).

          Non-key Employee means an Employee or former Employee who is not a Key Employee.

          Permissive Aggregation Group means the group of plans consisting of the plans in a Mandatory Aggregation Group with the Plan, plus any other Related Plan or Plans that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Code Section 401(a)(4) or 410(b).

          Present Value of Accrued Benefits means, in the case of a defined benefit plan, a Participant's present value of accrued benefits determined as follows:

          (a) as of the most recent "Actuarial Valuation Date," which is the most recent valuation date within a 12-month period ending on the Determination Date.

          (b) as if the Participant terminated service as of the actuarial valuation date; and

          (c) the Actuarial Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

          Present Value means, in calculating a Participant's present value of accrued benefits as of a Determination Date, the sum of:

          (a) the present value of accrued benefits using the actuarial assumptions of Exhibit E-4;

          (b) any Plan distributions made within the Plan Year that includes the Determination Date or within the 4 preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefits as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

          (c) any Employee Contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's present value of accrued benefits;

          (d) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Participant and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section 13.1. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers, as part of the Participant's present value of accrued benefits; and

          (e) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Participant or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          Related Plan means any other defined contribution plan (a "Related Defined Contribution Plan") or defined benefit plan (a "Related Defined Benefit Plan") (both as defined in Code Section 415(k), maintained by the Company or an Affiliate.

          A Super Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the present value of accrued benefits and the Aggregate Accounts of Key Employees under all plans in the Aggregation Group exceeds 90% of the sum of the present value of accrued benefits and the Aggregate Accounts of all employees under all plans in the Aggregation Group.
In determining the sum of the Present Value of Accrued Benefits and/or Aggregate Accounts for all employees, the present value of accrued benefits and/or Aggregate Accounts for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

          Super Top Heavy Plan means the Plan when it is described in the second sentence of Section 13.2.

          A Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds 60% of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group. In determining the sum of the Present Value of Accrued Benefits for all employees, the Present Value of Accrued Benefits for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

          Top Heavy Plan means the Plan when it is described in the first sentence of Section 13.2.

13.2  Determination of Top Heavy Status
      ---------------------------------

          This Plan is a Top Heavy Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group that includes only the Plan. The Plan is a Super Top Heavy Plan in any Plan Year in which it is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group that includes only the Plan.

13.3  Minimum Benefit Requirement for Top Heavy Plan
      ----------------------------------------------

          13.3.1 Minimum Accrued Benefit: The minimum accrued benefit (expressed as an Individual Life Annuity commencing at Normal Retirement Date) derived from Company contributions to be provided under this Section for each Non-key Employee who is a Participant for any Plan Year in which this Plan is a Top Heavy Plan shall equal the product of (a) 1/12th of "416 Compensation" averaged over 5 the consecutive Plan Years (or actual number of Plan Years if less) which produce the highest average and (b) the lesser of (i) 2% multiplied by Years of Vesting Service or (ii) 20%.

          13.3.2  For purposes of providing the minimum benefit under Code
Section 416, a Non-key Employee who is not a Participant solely because (a) his compensation is below a stated amount or (b) he declined to make mandatory contributions to the Plan will be considered to be a Participant.

          13.3.3 For purposes of this Section 13.3, Years of Vesting Service for any Plan Year ending prior to January 1, 1984, or for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

          13.3.4 For purposes of this Section 13.3, 416 Compensation for any Plan Year ending prior to January 1, 1984, or subsequent to the last Plan Year during which the Plan is a Top Heavy Plan shall be disregarded.

          13.3.5 For the purposes of this Section 13.3, "416 Compensation" shall mean W-2 wages for the calendar year ending with or within the Plan Year, and shall be limited to

$160,000 (as adjusted for cost-of-living in accordance with Section 401(a)(17)(B) of the Code) in Top Heavy Plan Years.

          13.3.6 If payment of the minimum accrued benefit commences at a date other than Normal Retirement Date, or if the form of benefit is other than on Individual Life Annuity, the minimum accrued benefit shall be the actuarial equivalent of the minimum accrued benefit expressed as an Individual Life Annuity commencing at Normal Retirement Date pursuant to Exhibits E-l, E-2, E-3, and E-4.

          13.3.7 For any Plan Year before January 1, 2000, when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a Participant in both this Plan and a defined contribution plan included in a required Aggregation Group which is top heavy, the extra minimum accrued benefit shall be provided for each Non-key Employee who is a Participant by 20% in
Section 13.3.1.

          13.3.8 In lieu of the benefit in Section 13.3.7, if a Non-key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, a minimum allocation of 5% of 416 Compensation shall be provided under the defined contribution plan. If the defined contribution plan is amended so that the minimum benefits are no longer provided under the defined contribution plan, the minimum benefits shall be provided under this Plan. However, for any Plan Year when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a Participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, 7-1/2% shall be substituted for 5% above.

          13.3.9 To the extent required to be nonforfeitable under Section 13.4, the minimum accrued benefit under this Section 13.3 may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

13.4  Vesting Requirement for Top Heavy Plan
      --------------------------------------

          13.4.1 Notwithstanding any other provision of this Plan, for any Top Heavy Plan Year, the vested portion of any Participant's accrued benefit shall be determined on the basis of the Participant's number of Years of Vesting Service according to the following schedule:

                     Years of Service    Percentage Vested
                     ----------------    -----------------
                           1 - 2                  0%
                             3                  100%

          If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Company may, in its sole discretion, elect to continue to apply this vesting schedule in determining the vested portion of any Participant's accrued benefit, or revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment.

          13.4.2 The computation of the nonforfeitable percentage of the Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that this Plan is amended to change or modify any vesting schedule, a Participant with at least 5 Years of Service as of the expiration date of the election period may elect to have the Participant's nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of

          (a)  the adoption date of the amendment,

          (b)  the effective date of the amendment, or

          (c) the date the Participant receives written notice of the amendment from the Company.


          To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized member of the Committee to execute the same this 31st day of August, 1999, but to be effective January 1, 1999, except as otherwise provided in the text herein.


                                      FMC CORPORATION

                                      BY:/s/ J. Paul McGrath
                                      __________________________

                                      Member, Employee Welfare Benefits
                                      Plan Committee

                                   EXHIBIT A

                               CREDITED SERVICE
                               ----------------



Any service acquired as a participant under any of the plans listed herein shall not be counted as Credited Service for purposes of this Plan.



       1.   Stearns Electric Company Profit Sharing Plan.
       2.   Fritzke and Icke Employees Savings and Profit Sharing Plan.
       3.   Employees Profit Sharing Plan of Industrial Brush Company.
       4.   Wayne Manufacturing Company Profit Sharing Company.
       5.   P. E. Van Pelt, Inc. Profit Sharing Plan.
       6.   Mojonnier Bros. Co. Salaried Employees Profit Sharing Plan.
       7.   Lithium Corporation of America Retirement Plan.
       8.   Elf Aquitaine, Inc. Pension Plan
       9.   Frigoscandia Inc. Money Purchase Pension Plan
       10.  Frigoscandia Inc. Retirement Plan:  Pension Plan/401(k) Plan

                                   EXHIBIT B

                               INACTIVE LOCATIONS
                               ------------------

The following is a list of former locations of the Company which have been sold or closed. The Plan has retained the assets and liabilities with respect to certain Participants formerly employed by the Company at such locations:

                    LOCATION                                DATE SOLD/CLOSED
                    --------                                ----------------
--------------------------------------------------------------------------------
Power Transmission - (Salaried and Nonunion Hourly)        September 28, 1981
--------------------------------------------------------------------------------
FMC Gold - Salaried/1/                                     July 31, 1996
--------------------------------------------------------------------------------
Invalco                                                    February 26, 1999
--------------------------------------------------------------------------------
Houston Fluid Control                                      January 1, 1984
--------------------------------------------------------------------------------

     /1/ All benefits except individual Aetna annuities and benefits for inactive participants transferred to the purchaser.

                                   EXHIBIT C

                                 MERGED PLANS
                                 ------------

The following is a list of other plans which have been merged into this Part I Salaried Employees' Retirement Plan on and after January 1, 1979.

                                                       EFFECTIVE
                                                        DATE OF          SUPPLEMENT
               PLAN NAME                                MERGER             NUMBER
               ---------                                ------           ----------
-------------------------------------------------------------------------------------
Salaried Part of the Retirement Plan for             January 1, 1979           1
 Nonunion Employees of Sun Cleanser Company
-------------------------------------------------------------------------------------
Marine Colloids Division of FMC Corporation          January 1, 1979           2
 Salaried Employees' Retirement Plan
-------------------------------------------------------------------------------------
Hourly Part of the Retirement Plan for Nonunion      September 15, 1980        1
 Employees of Sun Cleanser Company
-------------------------------------------------------------------------------------
Pneumo Abex Corporation Retirement Income            May 27, 1994              3
 Plan (Jetway Equipment Division)
-------------------------------------------------------------------------------------
Retirement Plan for Employees of Stein               June 1, 1997              4
-------------------------------------------------------------------------------------
Moorco International, Inc. Retirement                July 1, 1997              5
 Income Plan
-------------------------------------------------------------------------------------
Smith Meter, Inc. Salaried Retirement Plan           July 1, 1997              6
-------------------------------------------------------------------------------------

                                   EXHIBIT D

                         CERTAIN RETIRED PARTICIPANTS
                         ----------------------------

     A. Except as provided in paragraph B. below, the monthly benefit payment of each Participant, Joint Annuitant, or Beneficiary who is receiving a monthly benefit payment on November 1, 1979, with respect to a Participant who retired before July 1, 1978, shall be increased, effective with respect to payments made on and after November 1, 1979, by an amount determined by multiplying the percentage to be obtained from (1) and (2) below, whichever is applicable, by
(3) below:

       (1) If the Participant retired prior to January 1, 1978, the sum of the percentage obtained under a. and b. below, but not to exceed 10%:

          a. The percentage obtained from the following table:

          Calendar year during which monthly benefit payments were first paid to the Participant (if the payments on November 1, 1979, were being received by the Participant or by the Joint Annuitant or Beneficiary of a Participant who died after beginning to receive payments), or were first paid to the Joint Annuitant or Beneficiary (if the payments on November 1, 1979, were being received by the Joint Annuitant or Beneficiary of a Participant who died before beginning to receive payments).

                                         Percentage
            ----------                   ----------

               1977                         2%
               1976                         4%
               1975                         6%
               1974                         8%
               1973 or earlier             10%

          b. A percentage equal to 1/2% for each full year of Credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%, 32 years - 1%).

       (2) If the Participant retired after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years - 2-1/2%, 32 years - 3%), but not to exceed 10%.

       (3) The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on November 1, 1979 (if this increase in amount were not granted). If the Participant's monthly benefit payment in this paragraph A(3) is a payment prior to the Participant's 62nd birthday under a Level Income Option, the increase determined by applying the applicable percentage under (1) or (2) above to such payment shall be payable only prior to his 62nd birthday, and after such birthday the applicable percentage under (1) or (2) above shall be applied to the reduced monthly annuity payments otherwise payable under the Level Income Option to increase that amount by said applicable percentage.

     B. If a Participant attained his Normal Retirement Date before July 1, 1978, but continued in employment after attaining his Normal Retirement Date, the provisions of paragraph A. above shall not be applicable, but instead the following shall apply:

       (1) If such a Participant, or his Joint Annuitant or Beneficiary, is receiving a monthly benefit payment on November 1, 1979, the monthly benefit payment shall be increased, effective with respect to payments made on and after November 1, 1979, by an amount determined by multiplying the percentage to be obtained from a., b. or c. below, whichever is applicable, by d. below.

          a. If the Participant attained his Normal Retirement Date before January 1, 1978, and he retired prior to July 1, 1978, the sum of the percentage obtained under i. and ii. below, but not to exceed 10%:

             i. The percentage obtained from the following table:

                Calendar year during which the
                Participant attained his Normal
                Retirement Date                         Percentage
                ------------------------------          ----------

                      1977                                   2%
                      1976                                   4%
                      1975                                   6%
                      1974                                   8%
                      1973 and earlier                      10%

            ii A percentage equal to 1/2% for each full year of credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%, 32 years - 1%).

          b. If the Participant both attained his Normal Retirement Date and retired after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years
             - 2-1/2%, 32 years - 3%), but not to exceed 10%.

          c. If the Participant retired after June 30, 1978 but prior to November 2, 1979, the percentage obtained from the following table:

            Calendar year during which the
            Participant attained his Normal
            Retirement Date                       Percentage
            ------------------------------        ----------

                      1977                             2%
                      1976                             4%
                      1975                             6%
                      1974                             8%
                      1973 and earlier                10%

          d. The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on November 1, 1979 (if this increase in amount were not granted).

     (2) If such a Participant, or his Joint Annuitant or Beneficiary, is not receiving a monthly benefit payment on November 1, 1979, and the Participant continues in employment, then upon his retirement, the monthly benefit payment thereafter payable to the Participant, or his Joint Annuitant or Beneficiary, shall be increased by an amount determined by multiplying the percentage to be obtained from a. or b. below, whichever is applicable, by c. below:

          a. The sum of the percentage obtained under i. and ii. below, but not to exceed 10%:

             i. The percentage obtained from the following table:

             Calendar year during which the
             Participant attained his Normal
             Retirement Date                          Percentage
             -------------------------------          ----------

                     1977                                  2%
                     1976                                  4%
                     1975                                  6%
                     1974                                  8%
                     1973 and earlier                     10%

             ii. A percentage equal to 1/2% for each full year of Credited Service in excess of 30 full years of Credited Service that the Participant had at retirement (e.g., 31 years - 1/2%, 32 years - 1%).

          b. If the Participant attained his Normal Retirement Date after December 31, 1977, but before July 1, 1978, and if he had 31 or more full years of Credited Service, a percentage equal to 2-1/2% plus an additional 1/2% for each full year of his Credited Service in excess of 31 full years (e.g., 31 years - 2-1/2%, 32 years -3%), but not to exceed 10%.

          c. The amount of the monthly benefit payment which the Participant, Joint Annuitant, or Beneficiary would otherwise have received on the date benefit payments begin (if this increase in amount were not granted).

     C. If the amount of monthly increase in the monthly benefit payment to be made under paragraph A. or B. above would be less than $10.00, then the amount shall be $10.00.

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           20      21      22      23      24      25      26      27      28      29
Participant's   55     0.8339  0.8348  0.8359  0.8369  0.8381  0.8393  0.8405  0.8418  0.8432  0.8447
Age             56     0.8248  0.8257  0.8268  0.8279  0.8290  0.8302  0.8315  0.8328  0.8342  0.8356
                57     0.8152  0.8162  0.8172  0.8183  0.8195  0.8207  0.8219  0.8233  0.8247  0.8262
                58     0.8052  0.8062  0.8072  0.8083  0.8095  0.8107  0.8120  0.8133  0.8147  0.8162
                59     0.7947  0.7957  0.7968  0.7979  0.7990  0.8002  0.8015  0.8028  0.8043  0.8057

                60     0.7838  0.7848  0.7858  0.7869  0.7881  0.7893  0.7906  0.7919  0.7933  0.7948
                61     0.7724  0.7734  0.7744  0.7755  0.7767  0.7779  0.7792  0.7805  0.7819  0.7834
                62     0.7605  0.7615  0.7626  0.7636  0.7648  0.7660  0.7673  0.7687  0.7701  0.7716
                63     0.7482  0.7492  0.7502  0.7513  0.7525  0.7537  0.7550  0.7563  0.7578  0.7593
                64     0.7354  0.7364  0.7374  0.7385  0.7397  0.7409  0.7421  0.7435  0.7449  0.7464

                65     0.7221  0.7231  0.7241  0.7252  0.7264  0.7276  0.7289  0.7302  0.7316  0.7331
                66     0.7084  0.7094  0.7104  0.7115  0.7127  0.7139  0.7151  0.7165  0.7179  0.7194
                67     0.6944  0.6954  0.6964  0.6975  0.6986  0.6998  0.7011  0.7024  0.7038  0.7053
                68     0.6801  0.6810  0.6820  0.6831  0.6842  0.6854  0.6867  0.6880  0.6894  0.6909
                69     0.6654  0.6664  0.6674  0.6685  0.6696  0.6708  0.6720  0.6734  0.6747  0.6762

                70     0.6506  0.6515  0.6525  0.6536  0.6547  0.6559  0.6571  0.6585  0.6598  0.6613
                71     0.6357  0.6366  0.6376  0.6386  0.6398  0.6409  0.6422  0.6435  0.6448  0.6463
                72     0.6207  0.6216  0.6226  0.6236  0.6247  0.6259  0.6271  0.6284  0.6297  0.6312
                73     0.6055  0.6064  0.6074  0.6084  0.6095  0.6107  0.6119  0.6131  0.6145  0.6159
                74     0.5900  0.5909  0.5919  0.5929  0.5939  0.5951  0.5963  0.5975  0.5989  0.6003

                75     0.5741  0.5749  0.5759  0.5769  0.5780  0.5791  0.5802  0.5815  0.5828  0.5842
                76     0.5577  0.5585  0.5595  0.5605  0.5615  0.5626  0.5638  0.5650  0.5663  0.5677
                77     0.5410  0.5418  0.5428  0.5437  0.5447  0.5458  0.5470  0.5482  0.5495  0.5508
                78     0.5243  0.5251  0.5260  0.5270  0.5280  0.5290  0.5301  0.5313  0.5326  0.5339
                79     0.5077  0.5085  0.5094  0.5104  0.5113  0.5124  0.5135  0.5147  0.5159  0.5172

                80     0.4914  0.4922  0.4931  0.4940  0.4950  0.4960  0.4971  0.4982  0.4994  0.5007
                81     0.4755  0.4763  0.4771  0.4780  0.4789  0.4799  0.4810  0.4821  0.4833  0.4845
                82     0.4599  0.4607  0.4615  0.4624  0.4633  0.4643  0.4653  0.4664  0.4676  0.4688
                83     0.4447  0.4454  0.4462  0.4471  0.4480  0.4490  0.4500  0.4510  0.4522  0.4534
                84     0.4298  0.4306  0.4314  0.4322  0.4331  0.4340  0.4350  0.4361  0.4372  0.4384

                85     0.4154  0.4161  0.4169  0.4177  0.4186  0.4195  0.4205  0.4215  0.4226  0.4237
                86     0.4013  0.4020  0.4027  0.4035  0.4044  0.4053  0.4062  0.4072  0.4082  0.4094
                87     0.3874  0.3881  0.3888  0.3896  0.3904  0.3913  0.3922  0.3932  0.3942  0.3953
                88     0.3738  0.3745  0.3752  0.3759  0.3767  0.3776  0.3785  0.3794  0.3804  0.3815
                89     0.3604  0.3610  0.3617  0.3625  0.3633  0.3641  0.3649  0.3659  0.3668  0.3679

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           30      31      32      33      34      35      36      37      38      39
Participant's   55     0.8462  0.8478  0.8495  0.8512  0.8530  0.8550  0.8570  0.8590  0.8612  0.8635
Age             56     0.8372  0.8388  0.8405  0.8422  0.8441  0.8460  0.8480  0.8502  0.8524  0.8547
                57     0.8277  0.8293  0.8310  0.8328  0.8347  0.8366  0.8387  0.8408  0.8431  0.8454
                58     0.8178  0.8194  0.8211  0.8229  0.8248  0.8268  0.8288  0.8310  0.8333  0.8357
                59     0.8073  0.8089  0.8107  0.8125  0.8144  0.8164  0.8185  0.8207  0.8230  0.8254

                60     0.7964  0.7980  0.7998  0.8016  0.8035  0.8055  0.8076  0.8098  0.8122  0.8146
                61     0.7850  0.7867  0.7884  0.7902  0.7922  0.7942  0.7963  0.7985  0.8009  0.8033
                62     0.7732  0.7748  0.7766  0.7784  0.7803  0.7824  0.7845  0.7868  0.7891  0.7916
                63     0.7608  0.7625  0.7642  0.7661  0.7680  0.7701  0.7722  0.7745  0.7768  0.7793
                64     0.7480  0.7497  0.7514  0.7533  0.7552  0.7573  0.7594  0.7617  0.7640  0.7665

                65     0.7347  0.7364  0.7381  0.7400  0.7419  0.7440  0.7461  0.7484  0.7508  0.7533
                66     0.7210  0.7226  0.7244  0.7262  0.7282  0.7302  0.7324  0.7346  0.7370  0.7395
                67     0.7069  0.7085  0.7103  0.7121  0.7141  0.7161  0.7183  0.7205  0.7229  0.7254
                68     0.6925  0.6941  0.6959  0.6977  0.6996  0.7017  0.7038  0.7061  0.7085  0.7110
                69     0.6778  0.6794  0.6811  0.6830  0.6849  0.6869  0.6891  0.6913  0.6937  0.6962

                70     0.6629  0.6645  0.6662  0.6680  0.6699  0.6719  0.6741  0.6763  0.6787  0.6812
                71     0.6478  0.6494  0.6511  0.6529  0.6548  0.6569  0.6590  0.6612  0.6636  0.6660
                72     0.6327  0.6343  0.6360  0.6378  0.6397  0.6417  0.6438  0.6460  0.6483  0.6508
                73     0.6174  0.6190  0.6207  0.6225  0.6243  0.6263  0.6284  0.6306  0.6329  0.6354
                74     0.6018  0.6033  0.6050  0.6067  0.6086  0.6106  0.6126  0.6148  0.6171  0.6195

                75     0.5857  0.5872  0.5889  0.5906  0.5924  0.5943  0.5964  0.5985  0.6008  0.6032
                76     0.5691  0.5706  0.5723  0.5740  0.5758  0.5777  0.5797  0.5818  0.5841  0.5864
                77     0.5522  0.5537  0.5553  0.5570  0.5588  0.5607  0.5626  0.5647  0.5670  0.5693
                78     0.5353  0.5368  0.5384  0.5400  0.5418  0.5436  0.5456  0.5476  0.5498  0.5521
                79     0.5186  0.5200  0.5215  0.5232  0.5249  0.5267  0.5286  0.5307  0.5328  0.5351

                80     0.5020  0.5035  0.5050  0.5066  0.5082  0.5100  0.5119  0.5139  0.5160  0.5182
                81     0.4859  0.4873  0.4887  0.4903  0.4920  0.4937  0.4956  0.4975  0.4996  0.5018
                82     0.4701  0.4714  0.4729  0.4744  0.4760  0.4778  0.4796  0.4815  0.4835  0.4857
                83     0.4546  0.4560  0.4574  0.4589  0.4605  0.4622  0.4639  0.4658  0.4678  0.4699
                84     0.4396  0.4409  0.4423  0.4437  0.4453  0.4469  0.4487  0.4505  0.4525  0.4545

                85     0.4249  0.4262  0.4275  0.4290  0.4305  0.4321  0.4338  0.4356  0.4375  0.4395
                86     0.4105  0.4118  0.4131  0.4145  0.4160  0.4176  0.4192  0.4210  0.4228  0.4248
                87     0.3965  0.3977  0.3990  0.4003  0.4018  0.4033  0.4049  0.4066  0.4085  0.4104
                88     0.3826  0.3838  0.3851  0.3864  0.3878  0.3893  0.3909  0.3925  0.3943  0.3962
                89     0.3690  0.3701  0.3713  0.3726  0.3740  0.3754  0.3770  0.3786  0.3803  0.3822

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           40      41      42      43      44      45      46      47      48      49
Participant's   55     0.8659  0.8683  0.8709  0.8735  0.8762  0.8791  0.8820  0.8850  0.8881  0.8912
Age             56     0.8571  0.8596  0.8622  0.8649  0.8677  0.8706  0.8736  0.8767  0.8799  0.8831
                57     0.8479  0.8504  0.8531  0.8558  0.8587  0.8616  0.8647  0.8679  0.8712  0.8745
                58     0.8381  0.8407  0.8434  0.8462  0.8491  0.8522  0.8553  0.8586  0.8619  0.8654
                59     0.8279  0.8305  0.8332  0.8361  0.8391  0.8422  0.8454  0.8487  0.8522  0.8557

                60     0.8171  0.8198  0.8226  0.8255  0.8285  0.8316  0.8349  0.8383  0.8418  0.8455
                61     0.8059  0.8086  0.8114  0.8143  0.8174  0.8206  0.8239  0.8274  0.8310  0.8347
                62     0.7942  0.7969  0.7997  0.8027  0.8058  0.8090  0.8124  0.8159  0.8196  0.8234
                63     0.7819  0.7847  0.7875  0.7905  0.7937  0.7969  0.8004  0.8040  0.8077  0.8116
                64     0.7692  0.7719  0.7748  0.7778  0.7810  0.7843  0.7878  0.7914  0.7952  0.7991

                65     0.7559  0.7587  0.7616  0.7646  0.7678  0.7711  0.7746  0.7783  0.7821  0.7861
                66     0.7422  0.7450  0.7479  0.7509  0.7541  0.7575  0.7610  0.7647  0.7686  0.7726
                67     0.7281  0.7309  0.7338  0.7368  0.7401  0.7435  0.7470  0.7507  0.7546  0.7587
                68     0.7136  0.7164  0.7193  0.7224  0.7256  0.7290  0.7326  0.7363  0.7403  0.7444
                69     0.6988  0.7016  0.7045  0.7076  0.7109  0.7143  0.7178  0.7216  0.7255  0.7297

                70     0.6838  0.6866  0.6895  0.6926  0.6958  0.6992  0.7028  0.7066  0.7105  0.7147
                71     0.6687  0.6714  0.6743  0.6774  0.6806  0.6840  0.6876  0.6914  0.6953  0.6995
                72     0.6534  0.6562  0.6591  0.6621  0.6653  0.6687  0.6723  0.6760  0.6800  0.6842
                73     0.6379  0.6407  0.6436  0.6466  0.6498  0.6532  0.6567  0.6605  0.6644  0.6686
                74     0.6221  0.6248  0.6277  0.6307  0.6339  0.6372  0.6408  0.6445  0.6484  0.6525

                75     0.6058  0.6085  0.6113  0.6143  0.6174  0.6208  0.6243  0.6280  0.6319  0.6360
                76     0.5890  0.5916  0.5944  0.5974  0.6005  0.6038  0.6073  0.6109  0.6148  0.6189
                77     0.5718  0.5744  0.5772  0.5801  0.5832  0.5864  0.5899  0.5935  0.5974  0.6014
                78     0.5546  0.5571  0.5599  0.5627  0.5658  0.5690  0.5724  0.5760  0.5798  0.5838
                79     0.5375  0.5400  0.5427  0.5455  0.5485  0.5517  0.5551  0.5586  0.5624  0.5663

                80     0.5206  0.5231  0.5257  0.5285  0.5315  0.5346  0.5379  0.5414  0.5451  0.5490
                81     0.5041  0.5065  0.5091  0.5119  0.5148  0.5179  0.5211  0.5245  0.5282  0.5320
                82     0.4879  0.4903  0.4929  0.4956  0.4984  0.5014  0.5046  0.5080  0.5116  0.5154
                83     0.4721  0.4745  0.4770  0.4796  0.4824  0.4854  0.4885  0.4918  0.4953  0.4990
                84     0.4567  0.4590  0.4615  0.4640  0.4668  0.4697  0.4728  0.4760  0.4794  0.4831

                85     0.4416  0.4439  0.4463  0.4488  0.4515  0.4543  0.4574  0.4605  0.4639  0.4675
                86     0.4269  0.4291  0.4314  0.4339  0.4365  0.4393  0.4423  0.4454  0.4487  0.4522
                87     0.4124  0.4146  0.4169  0.4193  0.4218  0.4246  0.4274  0.4305  0.4337  0.4371
                88     0.3982  0.4003  0.4025  0.4049  0.4074  0.4100  0.4128  0.4158  0.4190  0.4223
                89     0.3841  0.3861  0.3883  0.3906  0.3931  0.3957  0.3984  0.4013  0.4044  0.4077

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           50      51      52      53      54      55      56      57      58      59
Participant's   55     0.8945  0.8978  0.9012  0.9046  0.9081  0.9116  0.9152  0.9188  0.9224  0.9261
Age             56     0.8865  0.8899  0.8935  0.8970  0.9007  0.9044  0.9082  0.9120  0.9158  0.9196
                57     0.8780  0.8816  0.8852  0.8890  0.8928  0.8966  0.9006  0.9046  0.9086  0.9126
                58     0.8690  0.8727  0.8765  0.8803  0.8843  0.8883  0.8924  0.8966  0.9008  0.9051
                59     0.8594  0.8632  0.8671  0.8711  0.8752  0.8794  0.8837  0.8881  0.8925  0.8970

                60     0.8493  0.8532  0.8572  0.8613  0.8656  0.8699  0.8744  0.8789  0.8836  0.8882
                61     0.8386  0.8426  0.8467  0.8510  0.8554  0.8599  0.8645  0.8692  0.8741  0.8790
                62     0.8274  0.8315  0.8357  0.8401  0.8446  0.8493  0.8541  0.8590  0.8640  0.8691
                63     0.8156  0.8198  0.8241  0.8286  0.8333  0.8380  0.8430  0.8481  0.8532  0.8585
                64     0.8032  0.8075  0.8119  0.8165  0.8213  0.8262  0.8313  0.8365  0.8419  0.8474

                65     0.7903  0.7946  0.7991  0.8038  0.8087  0.8137  0.8190  0.8243  0.8299  0.8356
                66     0.7769  0.7813  0.7858  0.7906  0.7956  0.8007  0.8061  0.8116  0.8173  0.8231
                67     0.7630  0.7674  0.7721  0.7769  0.7820  0.7872  0.7927  0.7983  0.8042  0.8102
                68     0.7487  0.7532  0.7579  0.7628  0.7679  0.7733  0.7788  0.7846  0.7906  0.7967
                69     0.7340  0.7385  0.7433  0.7483  0.7534  0.7589  0.7645  0.7704  0.7765  0.7828

                70     0.7190  0.7236  0.7284  0.7334  0.7386  0.7441  0.7498  0.7558  0.7620  0.7684
                71     0.7038  0.7084  0.7132  0.7183  0.7236  0.7291  0.7349  0.7409  0.7472  0.7538
                72     0.6885  0.6931  0.6979  0.7030  0.7083  0.7139  0.7197  0.7258  0.7322  0.7388
                73     0.6729  0.6775  0.6824  0.6874  0.6928  0.6984  0.7043  0.7104  0.7168  0.7235
                74     0.6569  0.6615  0.6663  0.6714  0.6768  0.6824  0.6883  0.6945  0.7009  0.7077

                75     0.6403  0.6449  0.6497  0.6548  0.6601  0.6658  0.6717  0.6779  0.6844  0.6912
                76     0.6232  0.6278  0.6326  0.6376  0.6429  0.6486  0.6545  0.6607  0.6672  0.6741
                77     0.6057  0.6102  0.6149  0.6200  0.6253  0.6309  0.6368  0.6430  0.6495  0.6564
                78     0.5880  0.5925  0.5972  0.6022  0.6075  0.6130  0.6189  0.6251  0.6316  0.6385
                79     0.5705  0.5749  0.5796  0.5845  0.5897  0.5953  0.6011  0.6072  0.6137  0.6205

                80     0.5531  0.5575  0.5621  0.5670  0.5722  0.5776  0.5834  0.5895  0.5959  0.6027
                81     0.5361  0.5404  0.5449  0.5498  0.5549  0.5603  0.5660  0.5720  0.5784  0.5852
                82     0.5194  0.5236  0.5281  0.5328  0.5379  0.5432  0.5489  0.5549  0.5612  0.5679
                83     0.5030  0.5071  0.5116  0.5162  0.5212  0.5265  0.5320  0.5380  0.5442  0.5508
                84     0.4870  0.4910  0.4954  0.5000  0.5049  0.5101  0.5156  0.5214  0.5276  0.5341

                85     0.4713  0.4753  0.4795  0.4841  0.4889  0.4940  0.4994  0.5051  0.5112  0.5176
                86     0.4559  0.4598  0.4640  0.4684  0.4732  0.4782  0.4835  0.4891  0.4951  0.5015
                87     0.4408  0.4446  0.4487  0.4531  0.4577  0.4626  0.4678  0.4734  0.4793  0.4855
                88     0.4259  0.4296  0.4336  0.4379  0.4424  0.4472  0.4524  0.4578  0.4636  0.4697
                89     0.4111  0.4148  0.4187  0.4229  0.4273  0.4320  0.4370  0.4424  0.4480  0.4540

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           60      61      62      63      64      65      66      67      68      69
Participant's   55     0.9297  0.9332  0.9368  0.9403  0.9437  0.9471  0.9504  0.9537  0.9568  0.9599
Age             56     0.9234  0.9272  0.9310  0.9348  0.9385  0.9421  0.9457  0.9492  0.9526  0.9559
                57     0.9167  0.9207  0.9247  0.9287  0.9327  0.9366  0.9404  0.9442  0.9479  0.9514
                58     0.9094  0.9136  0.9179  0.9222  0.9264  0.9306  0.9347  0.9387  0.9427  0.9466
                59     0.9015  0.9060  0.9105  0.9150  0.9195  0.9240  0.9284  0.9327  0.9370  0.9412

                60     0.8930  0.8977  0.9025  0.9073  0.9121  0.9168  0.9215  0.9262  0.9307  0.9352
                61     0.8839  0.8889  0.8939  0.8990  0.9040  0.9091  0.9141  0.9191  0.9240  0.9288
                62     0.8742  0.8795  0.8848  0.8901  0.8954  0.9008  0.9061  0.9114  0.9166  0.9218
                63     0.8639  0.8694  0.8750  0.8805  0.8862  0.8918  0.8974  0.9031  0.9086  0.9142
                64     0.8530  0.8587  0.8645  0.8703  0.8762  0.8822  0.8881  0.8941  0.9000  0.9059

                65     0.8414  0.8473  0.8533  0.8594  0.8656  0.8718  0.8781  0.8844  0.8907  0.8969
                66     0.8292  0.8353  0.8415  0.8479  0.8544  0.8609  0.8675  0.8741  0.8807  0.8874
                67     0.8164  0.8227  0.8292  0.8358  0.8425  0.8493  0.8562  0.8632  0.8701  0.8772
                68     0.8031  0.8096  0.8163  0.8231  0.8301  0.8372  0.8444  0.8516  0.8590  0.8663
                69     0.7893  0.7960  0.8029  0.8099  0.8171  0.8245  0.8319  0.8395  0.8472  0.8549

                70     0.7751  0.7819  0.7890  0.7962  0.8037  0.8113  0.8190  0.8269  0.8349  0.8430
                71     0.7605  0.7675  0.7748  0.7822  0.7898  0.7977  0.8057  0.8138  0.8221  0.8306
                72     0.7457  0.7528  0.7602  0.7678  0.7757  0.7837  0.7919  0.8004  0.8090  0.8178
                73     0.7305  0.7378  0.7453  0.7530  0.7610  0.7693  0.7777  0.7864  0.7953  0.8044
                74     0.7148  0.7221  0.7297  0.7376  0.7458  0.7542  0.7628  0.7718  0.7809  0.7903

                75     0.6983  0.7057  0.7134  0.7214  0.7297  0.7383  0.7472  0.7563  0.7657  0.7753
                76     0.6812  0.6887  0.6964  0.7045  0.7129  0.7216  0.7307  0.7400  0.7496  0.7595
                77     0.6635  0.6710  0.6789  0.6870  0.6955  0.7043  0.7135  0.7230  0.7328  0.7429
                78     0.6456  0.6531  0.6610  0.6692  0.6777  0.6867  0.6959  0.7055  0.7155  0.7259
                79     0.6277  0.6352  0.6431  0.6513  0.6599  0.6689  0.6782  0.6880  0.6981  0.7086

                80     0.6099  0.6174  0.6252  0.6334  0.6420  0.6511  0.6605  0.6703  0.6805  0.6911
                81     0.5922  0.5997  0.6075  0.6157  0.6244  0.6334  0.6428  0.6527  0.6630  0.6737
                82     0.5749  0.5823  0.5901  0.5983  0.6068  0.6159  0.6253  0.6352  0.6456  0.6564
                83     0.5578  0.5651  0.5729  0.5810  0.5895  0.5985  0.6079  0.6178  0.6282  0.6391
                84     0.5410  0.5482  0.5559  0.5640  0.5725  0.5814  0.5908  0.6007  0.6111  0.6220

                85     0.5244  0.5316  0.5392  0.5472  0.5556  0.5645  0.5739  0.5837  0.5941  0.6050
                86     0.5082  0.5153  0.5227  0.5306  0.5390  0.5478  0.5571  0.5669  0.5772  0.5881
                87     0.4921  0.4991  0.5065  0.5143  0.5225  0.5312  0.5404  0.5502  0.5604  0.5713
                88     0.4762  0.4831  0.4903  0.4980  0.5062  0.5148  0.5239  0.5335  0.5437  0.5545
                89     0.4604  0.4672  0.4743  0.4819  0.4899  0.4984  0.5074  0.5169  0.5270  0.5377

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           70      71      72      73      74      75      76      77      78      79
Participant's   55     0.9628  0.9656  0.9683  0.9708  0.9732  0.9754  0.9775  0.9795  0.9813  0.9830
Age             56     0.9591  0.9621  0.9650  0.9678  0.9704  0.9728  0.9751  0.9773  0.9793  0.9812
                57     0.9549  0.9582  0.9614  0.9644  0.9673  0.9699  0.9725  0.9748  0.9771  0.9791
                58     0.9503  0.9539  0.9574  0.9607  0.9638  0.9667  0.9695  0.9721  0.9745  0.9768
                59     0.9452  0.9491  0.9529  0.9565  0.9599  0.9631  0.9661  0.9690  0.9716  0.9742

                60     0.9396  0.9439  0.9479  0.9518  0.9555  0.9590  0.9624  0.9655  0.9684  0.9712
                61     0.9335  0.9381  0.9425  0.9467  0.9507  0.9546  0.9582  0.9616  0.9649  0.9679
                62     0.9269  0.9318  0.9365  0.9411  0.9455  0.9497  0.9536  0.9574  0.9609  0.9643
                63     0.9196  0.9249  0.9300  0.9350  0.9397  0.9442  0.9485  0.9526  0.9565  0.9602
                64     0.9117  0.9174  0.9229  0.9282  0.9333  0.9382  0.9429  0.9474  0.9516  0.9556

                65     0.9031  0.9092  0.9151  0.9208  0.9264  0.9317  0.9367  0.9416  0.9462  0.9506
                66     0.8939  0.9004  0.9067  0.9129  0.9188  0.9245  0.9300  0.9352  0.9403  0.9450
                67     0.8841  0.8910  0.8977  0.9043  0.9106  0.9168  0.9227  0.9284  0.9338  0.9390
                68     0.8737  0.8810  0.8881  0.8951  0.9019  0.9085  0.9148  0.9209  0.9268  0.9324
                69     0.8627  0.8704  0.8779  0.8853  0.8926  0.8996  0.9064  0.9129  0.9193  0.9253

                70     0.8511  0.8592  0.8672  0.8750  0.8827  0.8901  0.8974  0.9044  0.9112  0.9177
                71     0.8391  0.8475  0.8559  0.8642  0.8723  0.8802  0.8879  0.8954  0.9027  0.9096
                72     0.8266  0.8354  0.8442  0.8529  0.8614  0.8698  0.8780  0.8859  0.8937  0.9011
                73     0.8136  0.8228  0.8320  0.8410  0.8500  0.8588  0.8675  0.8759  0.8841  0.8921
                74     0.7998  0.8094  0.8189  0.8284  0.8378  0.8471  0.8561  0.8651  0.8738  0.8822

                75     0.7852  0.7951  0.8050  0.8149  0.8247  0.8344  0.8439  0.8533  0.8625  0.8715
                76     0.7696  0.7798  0.7901  0.8004  0.8106  0.8207  0.8307  0.8406  0.8503  0.8598
                77     0.7533  0.7638  0.7744  0.7850  0.7956  0.8061  0.8166  0.8269  0.8371  0.8471
                78     0.7364  0.7472  0.7581  0.7691  0.7800  0.7909  0.8018  0.8126  0.8232  0.8337
                79     0.7194  0.7304  0.7415  0.7528  0.7641  0.7753  0.7866  0.7978  0.8089  0.8199

                80     0.7021  0.7133  0.7247  0.7362  0.7478  0.7594  0.7710  0.7826  0.7941  0.8055
                81     0.6848  0.6962  0.7078  0.7195  0.7314  0.7433  0.7552  0.7672  0.7791  0.7909
                82     0.6676  0.6791  0.6909  0.7028  0.7149  0.7270  0.7393  0.7515  0.7638  0.7760
                83     0.6504  0.6620  0.6739  0.6860  0.6983  0.7107  0.7232  0.7357  0.7483  0.7609
                84     0.6333  0.6450  0.6570  0.6693  0.6817  0.6943  0.7070  0.7198  0.7327  0.7456

                85     0.6163  0.6281  0.6402  0.6525  0.6651  0.6778  0.6907  0.7038  0.7169  0.7301
                86     0.5994  0.6112  0.6233  0.6357  0.6484  0.6613  0.6744  0.6876  0.7010  0.7145
                87     0.5826  0.5944  0.6065  0.6190  0.6317  0.6447  0.6579  0.6713  0.6849  0.6986
                88     0.5657  0.5775  0.5896  0.6021  0.6149  0.6279  0.6412  0.6547  0.6685  0.6824
                89     0.5489  0.5606  0.5727  0.5851  0.5979  0.6110  0.6244  0.6380  0.6519  0.6659

                                  Exhibit E-1
                                FMC Corporation
                             Optional Form Factors
For Conversion from Single Life Annuity to 50% Joint and Survivor Annuity Form
          Mortality:  1971GAT (95% Male / 5% Female); Interest:  6.0%
                        Payment at Beginning of Month

                       Beneficiary's Age
                           80      81      82      83      84      85      86      87      88      89
Participant's   55     0.9846  0.9860  0.9874  0.9886  0.9898  0.9908  0.9918  0.9927  0.9935  0.9943
Age             56     0.9829  0.9845  0.9860  0.9874  0.9887  0.9898  0.9909  0.9919  0.9928  0.9936
                57     0.9810  0.9828  0.9845  0.9860  0.9874  0.9887  0.9899  0.9910  0.9920  0.9929
                58     0.9789  0.9809  0.9827  0.9844  0.9860  0.9874  0.9887  0.9900  0.9911  0.9921
                59     0.9765  0.9787  0.9807  0.9826  0.9843  0.9859  0.9874  0.9888  0.9900  0.9912

                60     0.9738  0.9762  0.9784  0.9805  0.9825  0.9843  0.9859  0.9874  0.9888  0.9901
                61     0.9708  0.9734  0.9759  0.9782  0.9804  0.9824  0.9842  0.9859  0.9874  0.9889
                62     0.9674  0.9703  0.9731  0.9756  0.9780  0.9802  0.9823  0.9842  0.9859  0.9875
                63     0.9636  0.9668  0.9699  0.9727  0.9754  0.9778  0.9801  0.9822  0.9841  0.9859
                64     0.9594  0.9630  0.9663  0.9694  0.9723  0.9751  0.9776  0.9800  0.9821  0.9841

                65     0.9547  0.9586  0.9623  0.9657  0.9690  0.9720  0.9748  0.9774  0.9798  0.9821
                66     0.9495  0.9538  0.9578  0.9616  0.9652  0.9686  0.9717  0.9746  0.9773  0.9797
                67     0.9439  0.9486  0.9530  0.9571  0.9611  0.9648  0.9682  0.9714  0.9744  0.9772
                68     0.9378  0.9428  0.9477  0.9522  0.9565  0.9606  0.9644  0.9679  0.9712  0.9743
                69     0.9311  0.9366  0.9419  0.9468  0.9515  0.9560  0.9602  0.9641  0.9677  0.9711

                70     0.9240  0.9299  0.9356  0.9410  0.9462  0.9510  0.9556  0.9599  0.9639  0.9677
                71     0.9164  0.9228  0.9289  0.9348  0.9404  0.9457  0.9507  0.9554  0.9598  0.9640
                72     0.9083  0.9152  0.9219  0.9282  0.9343  0.9400  0.9455  0.9506  0.9554  0.9600
                73     0.8997  0.9072  0.9143  0.9211  0.9277  0.9339  0.9398  0.9454  0.9507  0.9557
                74     0.8904  0.8983  0.9060  0.9133  0.9204  0.9271  0.9336  0.9397  0.9454  0.9508

                75     0.8802  0.8886  0.8968  0.9047  0.9123  0.9196  0.9266  0.9332  0.9395  0.9454
                76     0.8690  0.8780  0.8867  0.8952  0.9033  0.9112  0.9187  0.9259  0.9327  0.9392
                77     0.8569  0.8664  0.8757  0.8847  0.8934  0.9019  0.9100  0.9178  0.9252  0.9323
                78     0.8440  0.8541  0.8639  0.8735  0.8829  0.8919  0.9006  0.9090  0.9171  0.9247
                79     0.8306  0.8412  0.8516  0.8618  0.8717  0.8813  0.8907  0.8997  0.9083  0.9166

                80     0.8168  0.8279  0.8388  0.8495  0.8600  0.8702  0.8802  0.8898  0.8991  0.9080
                81     0.8026  0.8142  0.8256  0.8368  0.8479  0.8587  0.8693  0.8795  0.8894  0.8989
                82     0.7882  0.8002  0.8121  0.8238  0.8354  0.8468  0.8579  0.8688  0.8793  0.8895
                83     0.7734  0.7859  0.7982  0.8105  0.8226  0.8345  0.8462  0.8576  0.8688  0.8796
                84     0.7585  0.7713  0.7841  0.7968  0.8094  0.8219  0.8341  0.8461  0.8579  0.8693

                85     0.7434  0.7566  0.7697  0.7829  0.7959  0.8089  0.8217  0.8342  0.8466  0.8586
                86     0.7280  0.7415  0.7551  0.7686  0.7821  0.7955  0.8088  0.8220  0.8349  0.8475
                87     0.7123  0.7262  0.7401  0.7540  0.7679  0.7818  0.7956  0.8093  0.8227  0.8360
                88     0.6964  0.7105  0.7247  0.7390  0.7533  0.7676  0.7819  0.7961  0.8101  0.8239
                89     0.6802  0.6945  0.7090  0.7236  0.7383  0.7530  0.7677  0.7824  0.7969  0.8113

                                  SUPPLEMENT 1

                SPECIALTY CHEMICALS DIVISION, LIVONIA, MICHIGAN
                -----------------------------------------------

1-1  Eligible Employees
     ------------------

       The terms of this Supplement apply only to Participants who were Eligible Employees of the FMC Corporation Specialty Chemicals Division in Livonia, Michigan (the "Division") on the Sale Date. Certain Participants in such group previously participated in the salaried part of the Retirement Plan for Nonunion Employees of Sun Cleaner Company (merged into the Plan effective January 1,
1979) or the hourly part of the Retirement Plan for Nonunion Employees of Sun Cleaner Company (merged into the Plan effective September 15, 1980).

1-2  Sale Date
     ---------

       Effective August 16, 1985 ("Sale Date") the Division was sold to Olin Corporation (the "Purchaser").

1-3  Early Retirement Date
     ---------------------

       With respect to any Participant who was an Eligible Employee of the Division on the Sale Date, such Participant's employment with the Purchaser shall be considered as employment with the Company for purposes of satisfying the age requirement for Early Retirement Date.

1-4  Year of Vesting Service
     -----------------------

       With respect to any Participant who was an Eligible Employee of the Division on the Sale Date who was not 100% vested in his benefits under the Plan on such date, such Participant's years of vesting service with the Purchaser (determined in accordance with rules similar to the rules used to determine Years of Vesting Service under this Plan) will be considered Years of Vesting Service under this Plan for purposes of determining such Participant's vesting in benefits accrued under this Plan.

                                  SUPPLEMENT 2

                            MARINE COLLOIDS DIVISION
                            ------------------------

2-1  Eligible Employees
     ------------------

       The terms of this Supplement apply only to individuals who were participants in the Marine Colloids, Inc. Pension Plan ("Prior Plan") prior to January 1, 1979 (the Merger Date") and who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

2-2  Calculation of Normal Retirement Benefit
     ----------------------------------------

       A Participant's monthly Normal Retirement Benefit shall be no less than the normal retirement benefit to which the Participant would have been entitled under the Prior Plan if the Participant had terminated employment immediately prior to the Merger Date.

2-3  Early Retirement Date
     ---------------------

       Early Retirement Date means a Participant's 55th birthday.

2-4  Calculation of Early Retirement Benefit
     ---------------------------------------

       Subject to Section 2-5 of this Supplement, if a Participant has 10 or more Years of Credited Service, the Participant's monthly Early Retirement Benefit under the Prior Plan will equal the greater of the amounts shown in Subsections (a) and (b) below. If a Participant has fewer than 10 Years of Credited Service, his monthly Early Retirement Benefit under the Prior Plan will equal the amount shown in Subsection (a) below.

          (a) 1-1/2% of the Participant's highest average earnings multiplied by the Participant's years of credited service (all as determined under the Prior Plan), reduced by the Social Security offset. The Social Security offset is an amount equal to 50% of the Participant's primary Social Security benefit (determined under the Prior Plan) multiplied by his or her Years of Vesting Service (not in excess of 30), divided by 30. If the early retirement benefit commences before the Participant reaches age 61, the Social Security offset will not be larger than the Participant's primary Social Security benefit (determined under the Prior Plan) multiplied by the percentage determined by the following schedule:

             ------------------------------------------------
              Age of Benefit                 Social Security
             Commencement Date              Amount Reduced to
             -----------------              -----------------
             ------------------------------------------------
                    60                            48.0
             ------------------------------------------------
                    59                            45.6
             ------------------------------------------------
                    58                            43.2
             ------------------------------------------------
                    57                            40.8
             ------------------------------------------------
                    56                            38.4
             ------------------------------------------------
                    55                            36.0
             ------------------------------------------------


                 If the Participant's age is not a whole number when the early retirement benefit begins, an appropriate interpolation of the percentage indicated by the above schedule will be made.

          (b) 1% of the Participant's highest average earnings multiplied by the Participant's years of credited service (both as determined under the Prior Plan).

2-5  Early Retirement Reduction Factor
     ---------------------------------

          The Participant's Early Retirement Benefit computed pursuant to
Section 2-4 of this Supplement shall be reduced by 1/3 of 1% for each month in excess of 36 by which the commencement of the Participant's Early Retirement Benefit precedes the Participant's Normal Retirement Date.

2-6  Years of Vesting Service
     ------------------------

          A Participant is fully vested in the Participant's benefit under the Prior Plan. A Participant's Employment Commencement Date will be the date the Participant was first employed by the Company or an Affiliate, or any earlier date from which the Participant was granted vesting service under the Prior Plan. In no event will a Participant be credited with fewer Years of Vesting Service under the Plan than the Participant would have been credited with under the vesting rules of the Prior Plan.

2-7  Available Forms of Benefits
     ---------------------------

          In addition to the optional forms of benefit described in the Plan, a Participant may elect to receive the Participant's benefit under the Prior Plan in the following form of benefit:

          Life and 5 Year Certain Annuity: A Life and 5 Year Certain Annuity is an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than 60 months, it will continue, in the same amount as during the Participant's life, for the remainder of the 60 month term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death.

2-8  Payment to Active Participant After Normal Retirement Date
     ----------------------------------------------------------

     A Participant who continues to be employed by the Company or a Participating Employer after reaching his or her Normal Retirement Date may begin receiving his or her benefit with respect to the Prior Plan at or after his or her Normal Retirement Date.

                                 SUPPLEMENT 3

                            JETWAY SYSTEMS DIVISION
                            -----------------------


3-1  Eligible Employees

     The terms of this Supplement apply only to individuals who are current or former salaried and nonunion hourly employees of the FMC Corporation Jetway Systems Division and who were participants in the Pneumo Abex Corporation Retirement Income Plan ("Prior Plan") before May 27, 1994 (the "Merger Date") who had not received a full distribution of their benefit under such plan as of the Effective Date ("Participant"). On the Merger Date the benefits of such participants were spun off from the Prior Plan and merged into this Plan.

3-2  Calculation of Normal Retirement Benefit

     A Participant's monthly Normal Retirement Benefit shall be no less than the normal retirement benefit to which the Participant would have been entitled under the Prior Plan if the Participant had terminated employment immediately prior to the Merger Date.

3-3  Early Retirement Date

     Early Retirement Date means the earlier of: (a) a Participant's Early Retirement Date under the Plan or (b) the date the Participant has a Severance from Service before Normal Retirement Date for a reason other than death (i) if the Participant is at least age 55 and has at least 10 Years of Vesting Service,
(ii) if the Participant was hired before age 35 and before January 1, 1989 and the sum of the Participant's age and Years of Vesting Service is at least 75, or
(iii) if the Participant was entitled to an early retirement benefit under the Prior Plan.

3-4  Termination Benefit

     If a Participant has a Severance from Service before Early or Normal Retirement Date for a reason other than death and had accrued at least 10 Years of Vesting Service, the Participant may begin to receive the Participant's Plan benefit, subject to the Plan's reduction for early retirement, as early as the date the Participant reaches age 55.

3-5  Years of Vesting Service

     A Participant is fully vested in the Participant's benefit under the Plan. A Participant's Employment Commencement Date will be the date the Participant was first employed by the Company or an Affiliate, or any earlier date from which the Participant was granted vesting service under the Prior Plan. In no event will a Participant be credited with fewer Years of Vesting Service under the Plan than the Participant would have been credited with under the vesting rules of the Prior Plan.

3-6  Available Forms of Benefits

     In addition to the optional forms of benefit described in the Plan, a Participant may elect to receive his benefit under the Prior Plan in the following form of benefit:

          Life and 10 Year Certain Annuity: A Life and 10 Year Certain Annuity is an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than 10 years, it will continue in the same amount as during the Participant's life, for the remainder of the 10 year term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death.

3-7 Special Provisions for Participants in the Retirement Plan for Salaried Employees of Abex Corporation

     In addition to the special provisions of the preceding sections, a Participant who participated in the Retirement Plan for Salaried Employees of Abex Corporation before January 1, 1989 will be subject to the following provision with respect to the Participant's Prior Plan benefit accrued before January 1, 1989:

          Special Rule of 75 Benefit: Participants who were hired before age 35 and before January 1, 1989, and who accrue total years of age and Vesting Service at Early Retirement equal to at least 75 will be entitled to a monthly benefit at their Early Retirement Date reduced by 1/3 of 1% for each month payments are made before the Participant reaches age 65.

                                 SUPPLEMENT 4

                                     STEIN
                                     -----


4-1  Eligible Employees

          The terms of this Supplement apply only to individuals who were participants in the Retirement Plan for Employees of Stein (the "Prior Plan") prior to June 1, 1997 (the "Merger Date") and who had not received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

4-2  Calculation of Normal Retirement Benefit

          A Participant's Normal Retirement Benefit shall be no less than the normal retirement benefit to which the Participant would have been entitled under the Prior Plan if the Participant had permanently terminated employment immediately prior to the Merger Date.

4-3  Years of Vesting Service

          A Participant is fully vested in the Participant's benefit under the Prior Plan. A Participant's Employment Commencement Date will be the date the Participant was first employed by the Company or an Affiliate, or any earlier date from which the Participant was granted vesting service under the Prior Plan. In no event will a Participant be credited with fewer Years of Vesting Service under the Plan than the Participant would have been credited with under the vesting rules of the Prior Plan.

4-4  Available Forms of Benefits

          In addition to the optional forms of benefit described in the Plan, a Participant may elect to receive the Participant's benefit under the Prior Plan in the following form of benefit:

          Life and 5 Year Certain Annuity: A Life and 10 Year Certain Annuity is an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than 60 months, it will continue, in the same amount as during the Participant's life, for the remainder of the 60 month term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death.

                                  SUPPLEMENT 5

                MOORCO INTERNATIONAL INC. RETIREMENT INCOME PLAN
                ------------------------------------------------


5-1  Eligible Employees

          The terms of this Supplement apply only to individuals who were participants in the Moorco International Inc. Retirement Income Plan (the "Prior Plan") prior to July 1, 1997 (the "Merger Date") and who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

5-2  Calculation of Normal Retirement Benefit

          A Participant's Normal Retirement Benefit shall be no less than the normal retirement benefit to which the Participant would have been entitled if the Participant had terminated employment immediately prior to the Merger Date.

5-3  Early Retirement Date

          Early Retirement Date means the earlier of: (a) Early Retirement Date under the Plan; or (b) the date the Participant has a Severance from Service before Normal Retirement Date for a reason other than death, if the Participant is at least age 55 and has at least 10 Years of Vesting Service or if the Participant was entitled to an early retirement benefit under the Geosource Inc. Retirement Income Plan.

5-4  Years of Vesting Service

          A Participant is fully vested in the Participant's benefits under the Prior Plan. A Participant's Employment Commencement Date will be the date the Participant was first employed by the Company or an Affiliate, or any earlier date from which the Participant was first granted vesting service under the Prior Plan. Each Participant will be credited with the number of full years of vesting service with which the Participant was credited under the Prior Plan plus the greater of: (a) 6 months of Vesting Service; and (b) if the Participant accrued 1,000 hours of service under the Prior Plan during the period from January 1, 1997 through June 30, 1997, 1 Year of Vesting Service. In no event will a Participant be credited with fewer Years of Vesting Service under the Plan than the Participant would have been credited with under the vesting rules of the Prior Plan.

5-5  Available Forms of Benefits

          In addition to the optional forms of benefit described in the Plan, a Participant may elect to receive the Participant's benefit under the Prior Plan in the following form:

          Life and Term Certain Annuity: A Life and Term Certain Annuity is an immediate annuity which is the Actuarial Equivalent (determined in accordance with Exhibit E-1) of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than the term certain chosen by the Participant, it will continue, in the same amount as during the Participant's life, for the remainder of the term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death. The Participant may choose a term certain of 60, 120, 180 or 240 months, so long as the term certain does not exceed the joint life expectancies of the Participant and the Joint Annuitant.

5-6  Non-Spouse Death Benefit

     If the Preretirement Survivor's Benefit is not payable to the spouse of a deceased Participant, and if the Participant dies on or after the Participant's Early Retirement Date, the Participant's Beneficiary will be entitled to a death benefit consisting of monthly payments made for a period of 60 months, beginning as of the first day of the month coincident with or next following the month in which the Participant dies. The amount of the monthly payment will be equal to the monthly payment to which the Participant would have been entitled if the Participant had retired on the day before his death, and had elected to receive only the Participant's Prior Plan benefit in the form of an immediate Life and Term Certain Annuity with a term certain of 60 months.

                                  SUPPLEMENT 6

                   SMITH METER, INC. SALARIED RETIREMENT PLAN
                   ------------------------------------------


6-1  Eligible Employees

          The terms of this Supplement apply only to individuals who were participants in the Smith Meter, Inc. Salaried Retirement Plan ("Prior Plan") prior to July 1, 1997 (the "Merger Date") and who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

6-2  Calculation of Normal Retirement Benefit

          A Participant's Normal Retirement Benefit shall be no less than the normal retirement benefit to which the Participant would have been entitled if the Participant had permanently terminated employment with the Company and all Affiliates on the Merger Date.

6-3  Early Retirement Date

          Early Retirement Date means the earlier of: (a) the Participant's Early Retirement Date under the Plan, or (b) the date the Participant has a Severance from Service before Normal Retirement Date for a reason other than death (i) if the Participant is at least age 57 and has at least 10 Years of Vesting Service or (ii) if the Participant was entitled to an early retirement benefit under the Geosource Inc. Smith Meter Systems Division Salaried Retirement Income Plan.

6-4  Normal Retirement Date

          Normal Retirement Date means the earlier of: (a) the Participant's Normal Retirement Date under the Plan, or (b) the date the Participant has a Severance from Service with at least 10 Years of Vesting Service at or after age 62.

6-5  Years of Vesting Service

          A Participant is fully vested in the Participant's benefits under the Prior Plan. A Participant's Employment Commencement Date will be the date the Participant was first employed by the Company or any Affiliate, or any earlier date from which he was granted vesting service under the Prior Plan. Each Participant will be credited with the number of full years of vesting service with which the Participant was credited under the Prior Plan plus the greater of: (a) 6 months of Vesting Service, or (b) if the Participant accrued 1,000 hours of service under the Prior Plan during the period from January 1, 1997 through June 30, 1997, 1 Year of Vesting Service. In no event will a Participant be credited with fewer Years of Vesting Service under the Plan than the Participant would have been credited with under the vesting rules of the Prior Plan.

6-6  Available Forms of Benefits

          In addition to the optional forms of benefit described in the Plan, a Participant may elect to receive his Prior Plan benefit in the following form of benefit:

          Life and Term Certain Annuity: A Life and Term Certain Annuity is an immediate annuity which is the Actuarial Equivalent (determined in accordance with Exhibit E-1) of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than the term certain chosen by the Participant, it will continue, in the same amount as during the Participant's life, for the remainder of the term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death. The Participant may choose a term certain of 60, 120, 180 or 240 months, so long as the term certain does not exceed the joint life expectancies of the Participant and the Joint Annuitant.

6-7  Payment to Active Participant After Normal Retirement Date

          A Participant who continues to be employed by the Company or a Participating Employer after reaching Normal Retirement Date may begin receiving the Participant's Prior Plan benefit at or after Normal Retirement Date.

6-8  Non-Spouse Death Benefit

          If the Preretirement Survivor's Benefit is not payable to the spouse of a deceased Participant, and if the Participant dies on or after the Participant's Early Retirement Date, the Participant's Beneficiary will be entitled to a death benefit consisting of monthly payments made for a period of 60 months, beginning as of the first day of the month coincident with or next following the month in which the Participant dies. The amount of the monthly payment will be equal to the monthly payment to which the Participant would have been entitled if he had retired on the day before his death, and had elected to receive only his Prior Plan benefit in the form of an immediate Life and Term Certain Annuity with a term certain of 60 months.

                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM

                                    PART II

                    UNION HOURLY EMPLOYEES' RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------

INTRODUCTION.........................................................  1

ARTICLE I............................................................  2

 Definitions.........................................................  2
 Actuarial Equivalent................................................  2
 Administrator.......................................................  2
 Affiliate...........................................................  3
 Annuity Starting Date...............................................  3
 Beneficiary.........................................................  3
 Board...............................................................  3
 Code................................................................  3
 Collective Bargaining Agreement.....................................  3
 Committee...........................................................  3
 Company.............................................................  3
 Early Retirement Benefit............................................  4
 Early Retirement Date...............................................  4
 Effective Date......................................................  4
 Eligible Employee...................................................  4
 Employee............................................................  4
 Employment Commencement Date........................................  4
 ERISA...............................................................  4
 50% Joint and Survivor's Annuity....................................  4
 Hour of Service.....................................................  4
 Individual Life Annuity.............................................  4
 Investment Manager..................................................  5
 Leased Employee.....................................................  5
 Normal Retirement Benefit...........................................  5
 Normal Retirement Date..............................................  5
 100% Joint and Survivor's Annuity...................................  5
 One-year Period of Severance........................................  5
 Participant.........................................................  5
 Participating Employer..............................................  5
 Period of Service...................................................  5
 Period of Severance.................................................  5
 Plan................................................................  5
 Plan Year...........................................................  6
 Reemployment Commencement Date......................................  6
 Severance From Service Date.........................................  6
 Supplement..........................................................  7
 Total and Permanent Disability......................................  7
 Trust...............................................................  7
 Trust Fund..........................................................  7
 Year of Credited Service............................................  7

 Year of Vesting Service.............................................  7

ARTICLE II...........................................................  9

 Participation.......................................................  9
 2.1  Eligibility and Commencement of Participation..................  9
 2.2  Provision of Information.......................................  9
 2.3  Termination of Participation...................................  9
 2.4  Special Rules Relating to Veterans' Reemployment Rights........  9

ARTICLE III.......................................................... 10

 Normal, Early and Deferred Retirement Benefits...................... 10
 3.1  Normal Retirement Benefits..................................... 10
 3.2  Early Retirement Benefits...................................... 10
 3.3  Deferred Retirement Benefits................................... 10
 3.4  Suspension of Benefits......................................... 12
 3.5  Benefit Limitations............................................ 14

ARTICLE IV........................................................... 17

 Termination Benefits................................................ 17
 4.1  Termination of Service......................................... 17
 4.2  Amount of Termination Benefit.................................. 17

ARTICLE V............................................................ 18

 Refund of Employee Contributions.................................... 18
 5.1  Disability Retirement.......................................... 18
 5.2  Amount of Disability Retirement Benefit........................ 18

ARTICLE VI........................................................... 19

 Payment of Retirement Benefits...................................... 19
 6.1  Normal Form of Benefit......................................... 19
 6.2  Optional Forms of Benefit...................................... 19
 6.3  Election of Benefits........................................... 19

ARTICLE VII.......................................................... 22

 Survivor's Benefits................................................. 22
 7.1  Surviving Spouse's Benefit..................................... 22
 7.2  Certain Former Employees....................................... 22

ARTICLE VIII......................................................... 23

 Fiduciaries......................................................... 23
 8.1  Named Fiduciaries.............................................. 23
 8.2  Employment of Advisers......................................... 23
 8.3  Multiple Fiduciary Capacities.................................. 23
 8.4  Payment of Expenses............................................ 23
 8.5  Indemnification................................................ 24

ARTICLE IX........................................................... 25

 Plan Administration.................................................  25
 9.1  Powers, Duties and Responsibilities of the Administrator.......  25
 9.2  Delegation of Administration Responsibilities..................  25
 9.3  Committee Members..............................................  26

ARTICLE X............................................................  27

 Funding of the Plan.................................................  27
 10.1 Appointment of Trustee.........................................  27
 10.2 Actuarial Cost Method..........................................  27
 10.3 Cost of the Plan...............................................  27
 10.4 Funding Policy.................................................  27
 10.5 Cash Needs of the Plan.........................................  28
 10.6 Public Accountant..............................................  28
 10.7 Enrolled Actuary...............................................  28
 10.8 Basis of Payments to the Plan..................................  28
 10.9 Basis of Payments from the Plan................................  28

ARTICLE XI...........................................................  29

 Plan Amendment or Termination.......................................  29
 11.1 Plan Amendment or Termination..................................  29
 11.2 Limitations on Plan Amendment..................................  29
 11.3 Effect of Plan Termination.....................................  29
 11.4 Allocation of Trust Fund on Termination........................  30

ARTICLE XII..........................................................  31

 Miscellaneous Provisions............................................  31
 12.1 Subsequent Changes.............................................  31
 12.2 Plan Mergers...................................................  31
 12.3 No Assignment of Property Rights...............................  31
 12.4 Beneficiary....................................................  32
 12.5 Benefits Payable to Minors, Incompetents and Others............  32
 12.6 Employment Rights..............................................  33
 12.7 Proof of Age and Marriage......................................  33
 12.8 Small Annuities................................................  33
 12.9 Controlling Law................................................  33
 12.10 Direct Rollover Option......................................... 33
 12.11 Claims Procedure............................................... 34
 12.12 Participation in the Plan by an Affiliate...................... 35
 12.13 Action by Participating Employers.............................. 36

ARTICLE XIII.........................................................  37

 Top Heavy Provisions................................................  37
 13.1 Top Heavy Definitions..........................................  37
 13.2 Determination of Top Heavy Status..............................  40
 13.3 Minimum Benefit Requirement for Top Heavy Plan.................  40
 13.4 Vesting Requirement for Top Heavy Plan.........................  41

EXHIBIT A - Merged Plans.............................................  43

SUPPLEMENT 1 - Industrial Chemical Division, Green River, Wyoming....  45

SUPPLEMENT 2 - Jetway Systems Division, Ogden, Utah..................  49

SUPPLEMENT 3 - Packing Machinery Division, Green Bay, Wisconsin......  52

SUPPLEMENT 4 - Agricultural Chemical Division, Fresno, California....  54

SUPPLEMENT 5 - Sweeper Division, Pomona, California..................  56

SUPPLEMENT 6 - Skull Point Mine, Kemmerer, Wyoming...................  57

SUPPLEMENT 7 - Commercial Segment, San Jose, California..............  59

SUPPLEMENT 8 - Agriculture Chemical Division, Baltimore, Maryland....  61

SUPPLEMENT 9 - Inorganic Chemical Division, Tonowanda, New York......  64

SUPPLEMENT 10 - Industrial Chemicals Division, Carteret, New Jersey..  67

SUPPLEMENT 11 - Smith Meter Plant, Erie, Pennsylvania................  70

SUPPLEMENT 12 - Food Processing Machinery Division, Hoopeston,
                Illinois.............................................  75

SUPPLEMENT 13 - Kemmerer Coke Plant, Kemmerer, Wyoming...............  78

SUPPLEMENT 14 - Industrial Chemical Division, Lawrence, Kansas.......  86

SUPPLEMENT 15 - Agricultural Chemical Division, Middleport, New York.  89

SUPPLEMENT 16 - Industrial Chemical Division, Newark, California.....  91

SUPPLEMENT 17 - Food and Pharmaceutical Products Division, Newark,
                Delaware.............................................  93

SUPPLEMENT 18 - Industrial Chemical Division, Nitro, West Virginia...  95

SUPPLEMENT 19 - Industrial Chemical Division, Pocatello, Idaho.......  98

SUPPLEMENT 20 - Industrial Chemical Group, Spring Hill Plant, West
                Virginia............................................. 101

                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM

                                    PART II
                    UNION HOURLY EMPLOYEES' RETIREMENT PLAN

                                  INTRODUCTION

     The FMC Corporation Employees' Retirement Program ("Program"), previously known as the FMC Corporation Salaried Employees' Retirement Plan ("Salaried Plan"), was established, effective September 30, 1941, as the Employees' Retirement Plan. The Salaried Plan was subsequently amended, certain plans were subsequently merged into the Salaried Plan, including certain frozen and union plans, and the Salaried Plan was renamed as the Program.

     The Program consists of two parts, Part I Salaried and Nonunion Hourly Employees' Retirement Plan and Part II Union Hourly Employees' Retirement Plan, which are contained in two separate plan documents. Supplements to Part I and
Part II of the Program contain provisions which apply only to a specific group of Employees or Participants as specified therein and override any contrary provision of the Program or either Part I or Part II. This document is Part II Union Hourly Employees' Retirement Plan ("Plan") and covers certain eligible union hourly employees as provided in Article II Participation. This document is an amendment and restatement of the Plan generally effective as of January 1, 1999, except as and to the extent otherwise provided herein. This document shall not be construed to affect the making of contributions or alter the right to participate in the Plan with respect to any Plan Year ending before January 1, 1999, to affect a Participant's accrued benefit for any such prior Plan Year or to alter in any way the rights of a Participant or Beneficiary who has retired, died or with respect to whom there has been a Severance From Service Date before January 1, 1999.

     The Plan is intended to be qualified under Code Section 401(a), and its associated trust is intended to be tax exempt under Code Section 501(a). The Plan is intended also to meet the requirements of ERISA and shall be construed wherever possible to comply with the terms of the Code and ERISA. The Plan is intended to provide a regular monthly retirement benefit for employees who meet the eligibility requirements.

                                   ARTICLE I

                                  Definitions
                                  -----------

          For purposes of this Plan and any amendments to it, the following terms have the meanings ascribed to them below.

          Actuarial Equivalent means a benefit determined to be of equal value to another benefit on the basis of either (a) the UP-1984 Mortality Table and 8-1/2% interest compounded annually or (b) the mortality table and interest rate described in the applicable Supplement.

          Notwithstanding the foregoing, for purposes of Section 12.8, Actuarial Equivalent value shall be determined as follows:

          (i) for Annuity Starting Dates occurring prior to June 1, 1995, based on the actuarial assumptions described above; provided that the interest rate shall not exceed the rate for immediate annuities used by the Pension Benefit Guaranty Corporation for plans terminating on the first day of the Plan Year that contains the Annuity Starting Date;

          (ii) for Annuity Starting Dates occurring on or after June 1, 1995, with respect to any Participant who had an Hour of Service prior to August 31, 1999, based on the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female) (or the applicable mortality table prescribed under Section 417(e)(3) of the Code) and the lesser of the interest rate described above or the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date; and

          (iii) for Annuity Starting Dates occurring on or after August 31, 1999, with respect to any Participant who did not have an Hour of Service prior to August 31, 1999 based on the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female) (or the applicable mortality table, prescribed under Section 417(e)(3) of the Code) and the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date.

          Administrator means the Company. The Plan is administered by the Company through the Committee. The Administrator and the Committee have the responsibilities specified in Article IX.

          Affiliate means any corporation, partnership, or other entity that is:

          (a) a member of a controlled group of corporations of which the Company is a member (as described in Code Section 414(b));

          (b) a member of any trade or business under common control with the Company (as described in Code Section 414(c));

          (c) a member of an affiliated service group that includes the Company (as described in Code Section 414(m));

          (d) an entity required to be aggregated with the Company pursuant to regulations promulgated under Code Section 414(o); or

          (e) a leasing organization that provides Leased Employees to the Company or an Affiliate (as determined under paragraphs (a) through (d) above), unless (i) the Leased Employees constitute less than 20% of the nonhighly compensated workforce of the Company and Affiliates (as determined under paragraphs (a) through (d) above; and (ii) the Leased Employees are covered by a plan described Code Section 414(n)(5).

          "Leasing organization" has the meaning ascribed to it in the definition of "Leased Employee" below.

          For purposes of Section 3.5, the 80% thresholds of Code Sections 414(b) and (c) are deemed to be "more than 50%," rather than "at least 80%."

          Annuity Starting Date means the first day of the first period for which an amount is paid in an annuity or other form of benefit. In the case of a lump sum distribution, the Annuity Starting Date is the date payment is actually made.

          Beneficiary means the person or persons determined pursuant to Section 12.4.

          Board means the board of directors of the Company.

          Code means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code includes that provision, any successor to it and any valid regulation promulgated under the provision or successor provision.

          Collective Bargaining Agreement means the collective bargaining agreement referred to in the applicable Supplement.

          Committee means the FMC Corporation Employee Welfare Benefits Plan Committee, as described in Section 9.3, its authorized delegatee and any successor to the Committee.

          Company means FMC Corporation, a Delaware corporation, and any successor to it.

          Early Retirement Benefit means the benefits determined pursuant to
Section 3.2.

          Early Retirement Date means the later of the Participant's 55th birthday and the date he or she acquires 10 Years of Credited Service.

          Effective Date means January 1, 1999 or, if later, an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable.

          Eligible Employee means an Employee of a Participating Employer, other than a Leased Employee, who is employed on an hourly basis and covered by the applicable Collective Bargaining Agreement which specifically provides for Plan participation, or to whom coverage under the Plan is extended by the Company.

          Employee means a common law employee or Leased Employee of the Company or an Affiliate, subject to the following rules:

          (a) a person who is not a Leased Employee and who is engaged as an independent contractor is not an Employee;

          (b) only individuals who are paid as employees from the payroll of the Company or an Affiliate and treated as employees are Employees under the Plan; and

          (c) any person retroactively found to be a common law employee shall not be eligible to participate in the Plan for any period he was not an Employee under the Plan.

          Employment Commencement Date means the date on which the Employee first performs an Hour of Service.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA includes the provision, any successor provision and any valid regulation promulgated under the provision or successor provision.

          50% Joint and Survivor's Annuity means an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, 50% of such reduced annuity will be paid to the Participant's surviving spouse for such spouse's life.

          Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of duties.

          Individual Life Annuity means an immediate annuity which provides equal monthly payments for the Participant's life only.

          Investment Manager means a person who is an "investment manager" as defined in section 3(38) of ERISA.

          Leased Employee means an individual who performs services for the Company or an Affiliate on a substantially full-time basis for a period of at least 1 year, under the primary direction or control of the Company or an Affiliate, and under an agreement between the Company or Affiliate and a leasing organization. The leasing organization can be a third party or the Leased Employee himself.

          Normal Retirement Benefit means the benefits determined pursuant to
Section 3.1.

          Normal Retirement Date means the Participant's 65th birthday, except as otherwise provided in the applicable Supplement.

          100% Joint and Survivor's Annuity means an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than a 50% Joint and Survivor Annuity. After the Participant's death, 100% of such reduced annuity will continue to be paid to the Participant's surviving spouse for such spouse's life.

          One-Year Period of Severance means a 12-consecutive-month period commencing on an Employee's Severance From Service Date in which the Employee is not credited with an Hour of Service.

          Participant means an Eligible Employee who has begun but not ended his or her participation in the Plan pursuant to the provisions of Article II.

          Participating Employer means the Company and each other Affiliate that adopts the Plan with the consent of the Board, as provided in Section 12.12.

          Period of Service means the period commencing on the Effective Date and ending on the Severance From Service Date. All Periods of Service (whether or not consecutive) shall be aggregated. Notwithstanding the foregoing, if an Employee incurs a One-Year Period of Severance at a time when he or she has no vested interest under the Plan and the Employee does not perform an Hour of Service within 5 years after the beginning of the One-Year Period of Severance, or fails to complete a Period of Service of 1 year after he or she performs an Hour of Service following the One-Year Period of Severance, the Period of Service prior to such One-Year Period of Severance shall not be aggregated.

          Period of Severance means the period commencing on the Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service.

          Plan means Part II Union Hourly Employees' Retirement Plan of the FMC Corporation Employees' Retirement Program.

          Plan Year means the 12-month period beginning on January 1 and ending the next December 31.

          Reemployment Commencement Date means the first date following a Period of Severance which is not required to be taken into account for purposes of an Employee's Period of Vesting Service on which the Employee performs an Hour of Service.

          Severance From Service Date means the earliest of:

          (a) the date on which an Employee voluntarily terminates, retires, is discharged or dies;

          (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company and Affiliates for any reason other than voluntary termination, retirement, discharge or death; or

          (c) the second anniversary of the date an Employee is absent pursuant to a maternity or paternity leave of absence; provided, however, that the period between the first and second anniversaries of the first date of such absence shall be neither a Period of Service nor a One-Year Period of Severance.

          Notwithstanding the foregoing, a Severance From Service Date shall not be considered to have occurred under the following circumstances:

          (i)   during a leave of absence, vacation or holiday with pay;

          (ii) during a leave of absence without pay granted by reason of disability or under the Family and Medical Leave Act of 1993;

          (iii) during a period of qualified military service, provided the Employee makes application to return within 90 days after completion of active service and returns to active employment as an Employee while reemployment rights are protected by law. If the Employee does not so return, the Employee shall have a Severance From Service Date on the first anniversary of the date of entry into military service.

          If the Employee violates the terms of a leave of absence, the Employee shall be deemed to have voluntarily terminated as of the date of such violation. In the case of a leave in excess of 12 months, if the Employee fails to return to active employment immediately after such leave, the Employee shall be deemed to have voluntarily terminated as of the last day of the 12th month of the leave.

          A "maternity or paternity leave of absence" means an absence from work by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

          Supplement means the provisions of the Plan which apply only to a specific group of Employees or Participants as detailed in such Supplement and which override any contrary provision of the Plan.

          Total and Permanent Disability has the meaning assigned thereto in the applicable Supplement.

          Trust means the trust established by the Trust Agreement. "Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by the Company and the Trustee pursuant to Section 8.1. "Trustee" means the trustee or trustees at any time appointed by the Company pursuant to Section 8.1.

          Trust Fund means the trust fund established and maintained by the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

          Year of Credited Service means (a) the Employee's Years of Credited Service prior to the Effective Date, and (b) the total number of calendar months during the Employee's Period of Service while the Employee is an Eligible Employee and after he has become a Participant divided by 12. A partial month in such Period of Service counts as a whole month, and fractional Years of Credited Service shall be taken into account in determining a Participant's benefits. Year of Credited Service shall also include such other periods as the Company recognizes as a Year of Credited Service, pursuant to written and nondiscriminatory rules.

          Notwithstanding the foregoing, Credited Service shall not include: (i) any leave of absence without pay unless the Employee returns to active employment as an Employee immediately after such leave and abides by all the terms of the leave, (ii) any maternity or paternity leave of absence unless the Employee returns to active employment as an Employee within 12 months after the first day of such leave, or (iii) any period of service with respect to which such Eligible Employee accrues a benefit under any pension, profit sharing or other retirement plan listed on Exhibit A.

          Year of Vesting Service means (a) the Employee's Years of Service prior to the Effective Date, and (b) the total number of calendar months during the Employee's Period of Service divided by 12, determined in accordance with the following rules:

          (i) a partial month in the Employee's Period of Service counts as a whole month;

          (ii) if the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement and the Employee then performs 1 Hour of Service within 12 months of the Severance From Service Date, such Period of Severance is included in the Period of Service. If the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement during an absence from service of 12 months or less for any reason other than a voluntary termination, discharge or retirement, and then performs 1 Hour of Service within 12 months of the date on which the Employee was first absent from service, such Period of Severance is included in the Period of Service;

          (iii)  period of Service also includes the following:

                 (1) a period of employment with an employer substantially all of the equity interest or assets of which have been acquired by the Company or an Affiliate, but only to the extent that the Company expressly recognizes such period as a Period of Service pursuant to written and nondiscriminatory rules; and

                 (2) such other periods as the Company recognizes as a Period of Service pursuant to written and nondiscriminatory rules.

                                   ARTICLE II

                                 Participation
                                 -------------

2.1  Eligibility and Commencement of Participation
     ---------------------------------------------

       Except as otherwise provided in the applicable Supplement, each Employee shall automatically become a Participant in the Plan as of the date he or she satisfies all of the following requirements:

       (a)  the Employee is an Eligible Employee; and

       (b) the Employee either (i) is a permanent, full-time employee, or (ii) has completed not less than 1,000 Hours of Service in a 12-month period beginning on the Employee's Employment Commencement Date or any anniversary thereof.

2.2  Provision of Information
     ------------------------

          Each Participant must make available to the Administrator any information it reasonably requests. As a condition of participation in the Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan.

2.3  Termination of Participation
     ----------------------------

          A Participant ceases to be a Participant when he or she dies or, if earlier, when his or her entire vested benefit accrued under the Plan has been paid to him or her.

2.4  Special Rules Relating to Veterans' Reemployment Rights
     -------------------------------------------------------

          Notwithstanding any provision of this Plan to the contrary, with respect to an Eligible Employee or Participant who is reemployed in accordance with the reemployment provisions of the Uniformed Services Employment and Reemployment Rights Act following a period of qualifying military service (as determined under such Act), contributions, benefits and service credit will be provided in accordance with Section 414(u) of the Code.

                                  ARTICLE III

                 Normal, Early and Deferred Retirement Benefits
                 ----------------------------------------------


3.1  Normal Retirement Benefits
     --------------------------

          3.1.1 Normal Retirement: A Participant who retires on the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2. Payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date, unless the Participant elects to defer commencement subject to Section 3.3.2.

          3.1.2 Amount of Normal Retirement Benefit: A Participant's monthly Normal Retirement Benefit shall be equal to the amount determined in accordance with the applicable Supplement.

3.2  Early Retirement Benefits
     -------------------------

          3.2.1 Early Retirement: A Participant who retires on or after the Early Retirement Date shall be entitled to receive an Early Retirement Benefit determined under Section 3.2.2. Payment of such benefit shall commence as of the first of the month coincident with or next following the Participant's Early Retirement Date or, if the Participant elects, as of the first day of any subsequent month, but not later than the Normal Retirement Date. Any such election of a deferred commencement date may be revoked at any time prior to such date and a new date may be elected by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator.

          3.2.2 Amount of Early Retirement Benefit: Subject to Section 3.2.3, a Participant's monthly Early Retirement Benefit shall be equal to an amount determined pursuant to Section 3.1.2 as in effect on the date the Participant's Years of Credited Service terminate, based on the Participant's Years of Credited Service as of such date.

          3.2.3 Early Retirement Reduction Factor: If a Participant's Early Retirement Benefit commences prior to the Participant's Normal Retirement Date, the Participant's Early Retirement Benefit computed pursuant to Section 3.2.2 shall be reduced in accordance with the applicable Supplement.

3.3  Deferred Retirement Benefits
     ----------------------------

     3.3.1 Deferred Retirement: A Participant who retires after the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2 commencing as of the first day of the month coinciding with or next following the date the Participant actually retires. Each Participant shall accrue additional benefits hereunder after the Participant's Normal Retirement Date with respect to the portion of the Normal Retirement Benefit which is attributable to contributions by the Company.

     3.3.2 Distribution Requirements: Except as hereinafter provided, unless the Participant elects otherwise in accordance with the terms of the Plan, payment of a Participant's retirement benefits will begin no later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

          (a)  the Participant's 65th birthday;

          (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

          (c) the Participant terminates employment with the Company and all Affiliates.

          If the amount of the payment required to commence on the date determined under this Section 3.3.2 cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Administrator cannot locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under this Plan or the date the Participant is located.

          Notwithstanding any other provision of this Plan:

          (i) the accrued benefit of a Participant who attains age 70-1/2 on or after January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the later of (1) the calendar year in which the Participant attains age 70-1/2 or
                (2) the calendar year in which the Participant retires (unless the Participant is a 5% owner, as defined in Code Section 416, of the Company with respect to the Plan Year in which the Participant attains age 70-1/2, in which case this Subsection
                (2) shall not apply); and

          (ii) the accrued benefit of a Participant who attains age 70-1/2 prior to January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the calendar year in which the Participant attains age 70-1/2 unless the Participant is not a 5% owner (as defined in Subsection (i)) and elects to defer distribution to the calendar year in which the Participant retires.

          All Plan distributions will comply with Code Section 401(a)(9), including Department of Treasury Regulation Section 1.401(a)(9)-2.

3.4  Suspension of Benefits
     ----------------------

          3.4.1 Prior to Normal Retirement Date: If a Participant receives retirement benefits under the Plan following a termination of employment prior to the Participant's Normal Retirement Date and again becomes an Employee prior to Normal Retirement Date, no retirement benefits shall be paid during such later period of employment and up to Normal Retirement Date. Any benefits payable under the Plan to or on behalf of the Participant at the time of the Participant's subsequent termination of employment shall be reduced by the Actuarial Equivalent of any benefits paid to the Participant after the Participant's earlier termination and prior to the Participant's Normal Retirement Date.

          3.4.2 After Normal Retirement Date: If (a) a Participant whose employment terminates again becomes an Employee after the Participant's Normal Retirement Date, or again becomes an Employee prior to the Participant's Normal Retirement Date and continues in employment beyond the Participant's Normal Retirement Date, or (b) a Participant continues in employment with the Company and Affiliates after the Participant's Normal Retirement Date without a prior termination, the following provisions of this Section 3.4.2 shall apply to the Participant as of the Participant's Normal Retirement Date or, if later, the Participant's date of reemployment.

          (i) For purposes of this Section 3.4.2, the following definitions shall apply:

               (1) Postretirement Date Service means each calendar month after a
                   Participant's Normal Retirement Date and subsequent to the time that:

                   (A) payment of retirement benefits commenced to the Participant if the Participant returned to employment with the Company and Affiliates, or

                   (B) payment of retirement benefits would have commenced to the Participant if the Participant had not remained in employment with the Company and Affiliates,

                   if in either case the Participant receives pay from the Company and Affiliates for any Hours of Service performed on each of 8 or more days (or separate work shifts) in such calendar month.

               (2) Suspendable Amount means the monthly retirement benefits otherwise payable in a calendar month in which the Participant is engaged in Postretirement Date Service.

          (ii) Payment shall be permanently withheld on a portion of a Participant's retirement benefits, not in excess of the Suspendable Amount, for each calendar month during which the Participant is employed in Postretirement Date Service.

          (iii) If payments have been suspended pursuant to Subsection (ii) above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Postretirement Date Service; provided, however, that no payments shall resume until the Participant has complied with the requirements set forth in Subsection (vi) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Postretirement Date Service and the resumption of payment, less any amounts that are subject to offset pursuant to Subsection (iv) below.

          (iv) Retirement benefits made subsequent to Postretirement Date Service shall be reduced by (1) the Actuarial Equivalent of any benefits paid to the Participant prior to the time the Participant is reemployed after the Participant's Normal Retirement Date (such reduction will occur only if such benefits are not repaid in full to the Trust within two years after the Participant's date of reemployment); and (2) the amount of any payments previously made during those calendar months in which the Participant was engaged in Postretirement Date Service; provided, however, that such reduction under Subsection (2) shall not exceed, in any one month, 25% percent of that month's total retirement benefits (excluding amounts described in Subsection (ii) above) that would have been due but for the offset.

          (v) Any Participant whose retirement benefits are suspended pursuant to Subsection (ii) of this Section 3.4.2 shall be notified (by personal delivery or certified or registered mail) during the first calendar month in which payments are withheld that the Participant's retirement benefits are suspended. Such notification shall include:

                 (1) a description of the specific reasons for the suspension of payments;

                 (2) a general description of the Plan provisions relating to the suspension;

                 (3)   a copy of the provisions;

                 (4) a statement to the effect that applicable Department of Labor Regulations may be found at Section 2530.203-3 of Title 29 of the Code of Federal Regulations;

                 (5) the procedure for appealing the suspension, which procedure shall be governed by Section 12.11; and

                 (6) the procedure for filing a benefits resumption notification pursuant to Subsection (vi) below.

                 If payments subsequent to the suspension are to be reduced by an offset pursuant to Subsection (iv) above, the notification shall specifically identify the periods of employment for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

          (vi) Payments shall not resume as set forth in Subsection (iii) above until a Participant performing Postretirement Date Service notifies the Administrator in writing of the cessation of such Service and supplies the Administrator with such proof of the cessation as the Administrator may reasonably require.

          (vii) A Participant may request, pursuant to the procedure contained in Section 12.11, a determination whether specific contemplated employment will constitute Postretirement Date Service.

3.5  Benefit Limitations
     -------------------

          3.5.1 Limitation on Accrued Benefit: Notwithstanding any other provision of the Plan, the annual benefit payable under the Plan to a Participant, when expressed as a monthly benefit commencing at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), shall not exceed the lesser of (a) $7,500 or (b) the highest average of the Participant's monthly compensation for 3 consecutive calendar years, subject to the following:

           (i) The maximum shall apply to the Individual Life Annuity and to that portion of the 100% (or 50%, as applicable) Joint and Survivor's Annuity payable to the Participant during his lifetime.

           (ii) If a Participant has fewer than 10 years of participation in the Plan, the maximum dollar limitation of Subsection (a) above shall be multiplied by a fraction of which the numerator is the Participant's actual years of participation in the Plan (computed to fractional parts of a year) and the denominator is
                 10. If a Participant has fewer than 10 Years of Vesting Service, the maximum compensation limitation in Subsection (b) above shall be multiplied by a fraction of which the numerator is the Years of Vesting Service (computed to fractional parts of a year) and the denominator is 10. Provided, however, that in no event shall such dollar or compensation limitation, as applicable, be less than 1/10th of such limitation determined without regard to any adjustment under this Subsection (ii).

          (iii) As of January 1 of each year, 1/12th of the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year to reflect increases in the cost of living shall become effective as the maximum dollar limitation in Subsection
                 (a) above for the Plan Year ending within that calendar year for Participants terminating in or after such Plan Year.

          (iv) The dollar limitation under Subsection (a) above shall be modified as follows to reflect commencement of retirement benefits on a date other than the Participant's Social Security Retirement Age:

                 (1) If the Participant's Social Security Retirement Age is 65,
                     the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each month by which benefits commence before the month in which the Participant attains age 65;

                 (2) If the Participant's Social Security Retirement Age is
                     greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the additional months by which benefits commence before the month in which the Participant attains Social Security Retirement Age;

                 (3) If the Participant's benefit commences prior to age 62, the dollar limitation shall be the actuarial equivalent of Subsection (a) above, payable at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. Actuarial equivalence shall be determined using the greater of the interest rate assumption under the Plan for determining early retirement benefits or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations prior to January 1, 1995 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female);

                 (4) In the case of a Participant whose retirement benefit
                     commences after Social Security Retirement Age, the dollar limitation shall be the actuarial equivalent of Subsection
                     (a) above payable at Social Security Retirement Age, using the lesser of the interest rate assumption under the Plan or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations prior to January 1, 1995 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female).

           (v) Notwithstanding the foregoing, the maximum as applied to any Employee on April 1, 1987 shall in no event be less than the Participant's "current accrued benefit" as of March 31, 1987, as that term is defined in Section 1106 of the Tax Reform Act of 1986.

           (vi) The maximum shall apply to the benefits payable to a Participant under the Plan and all other tax-qualified defined benefit plans of the Company and Affiliates (whether or not terminated), and benefits shall be reduced, if necessary, in the reverse of the chronological order of participation in such plans.

          3.5.2 Multiple Plan Reduction: With respect to a Participant who did not have 1 Hour of Service after December 31, 1999 and who is (or has been) a participant in any defined contribution plan (whether or not terminated) maintained by the Company or an Affiliate, the sum of the Participant's defined benefit plan fraction (as defined under Code Section 415(e)(2)) and defined contribution plan fraction (as defined under Code Section 415(e)(3)) shall not exceed 1. If such sum exceeds 1, the participant's defined benefit plan fraction shall be reduced until such sum equal 1.

                                   ARTICLE IV

                              Termination Benefits
                              --------------------

4.1  Termination of Service
     ----------------------

          Except as provided in the applicable Supplement, a Participant who has 5 Years of Vesting Service but who ceases to be an Employee before the Participant's Early Retirement Date for any reason other than death shall be entitled to receive a "Termination Benefit" determined under Section 4.2. Except as provided in the applicable Supplement, payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date, unless the Participant elects to defer commencement subject to Section 3.3.2. Except as provided in the applicable Supplement, if the Participant satisfies the age requirement for an Early Retirement Benefit, the Participant may elect payment of the Actuarial Equivalent of the Participant's Termination Benefit to commence as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's Early Retirement Date. Any such election of the earlier Annuity Starting Date shall be made by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator. Except as provided in Article V and Article VII, no benefits shall be payable to any person if the Participant dies prior to the Annuity Starting Date. A terminated Participant who has no vested interest in the Participant's accrued benefit shall be deemed to have received a distribution of the Participant's entire vested benefit.

4.2  Amount of Termination Benefit
     -----------------------------

       Except as provided in the applicable Supplement, a Participant's monthly Termination Benefit shall be determined pursuant to Section 3.1.2 as in effect on the date his Years of Credited Service terminate based on the Participant's Years of Credited Service as of such date. Except as provided in the applicable Supplement, if payment of the Participant's Termination Benefit commences before the Normal Retirement Date, the amount of the monthly benefit shall be reduced to an Actuarial Equivalent to reflect such earlier commencement.

                                   ARTICLE V

                         Disability Retirement Benefits
                         ------------------------------


5.1  Disability Retirement
     ---------------------

          To the extent provided in the applicable Supplement, a Participant who is an Employee and who satisfies the requirements for Disability Retirement in the applicable Supplement shall be entitled to receive a Disability Retirement Benefit determined under Section 5.2. If a Participant's Total and Permanent Disability ceases, the payment of the Participant's Disability Retirement Benefit shall cease.

5.2  Amount of Disability Retirement Benefit
     ---------------------------------------

          A Participant's Disability Retirement Benefit shall be determined pursuant to the applicable Supplement as in effect on the date the Participant's Years of Credited Service terminate.

                                   ARTICLE VI

                         Payment of Retirement Benefits
                         ------------------------------


6.1  Normal Form of Benefit
     ----------------------

          Except as otherwise provided in the applicable Supplement, a Participant's benefit shall be paid in the form of a 100% Joint and Survivor's Annuity, with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and in the form of an Individual Life Annuity if the Participant is not married on the Annuity Starting Date, unless the Participant elects not to receive payments pursuant to this Section 6.1 and to receive payments in one of the optional forms permitted under Section 6.2. An election not to receive the normal form of benefit and to receive payment in an optional form shall satisfy the applicable requirements of Section 6.3.

6.2  Optional Forms of Benefit
     -------------------------

          Except as otherwise provided in the applicable Supplement, a married Participant may elect, with spousal consent and in accordance with Section 6.3, to receive the Participant's benefits in the form of an Individual Life Annuity.

6.3  Election of Benefits
     --------------------

          6.3.1 The Administrator shall provide each Participant with a written notice containing the following information:

          (a) a general description of the normal form of benefit payable under the Plan;

          (b) the Participant's right to make and the effect of an election to waive the normal form of benefit;

          (c) the right of the Participant's spouse not to consent to the Participant's election under Section 6.1;

          (d) the right of Participant to revoke such election, and the effect of such revocation;

          (e)  the optional forms of benefits available under the Plan; and

          (f) the Participant's right to request in writing information on the particular financial effect of an election by the Participant to receive an optional form of benefit in lieu of the normal form of benefit.

          6.3.2 The notice under Section 6.3.1 shall be provided to the Participant at each of the following times as shall be applicable to him:

          (a) not more than 90 days and not less than 30 days after a Participant who is in the employ of the Company or an Affiliate gives notice of the Participant's intention to terminate employment and commence receipt of the Participant's retirement benefits under the Plan; or

          (b) not more than 90 days and not less than 30 days prior to the attainment of age 65 of a Participant (whether or not the Participant has terminated employment) who has not previously commenced receiving retirement benefits.

          The election period in Section 6.3.3 for a Participant who requests additional information during the election period will be extended until 90 days after the additional information is mailed or personally delivered. Any such request shall be made only within 90 days after the date the information described in Section 6.3.1 is given to the Participant, and the Administrator shall not be obligated to comply with more than one such request. Any information provided pursuant to this Section 6.3.2 will be given to the Participant within 30 days after the date of the Participant's request and will be based upon the estimated benefits to which the Participant will be entitled as of the later of the first day on which such benefits could commence or the last day of the Plan Year in which the Participant's request is received. If a Participant files an election (or revokes an election) pursuant to this Section
6.3 less than 60 days prior to the Annuity Starting Date, such Participant's initial payments may be delayed for administrative reasons. In such event, the payments shall begin as soon as practicable and shall be made retroactively to such date.

          6.3.3 A Participant may make the election provided in Section 6.1 by filing the prescribed form with the Administrator at any time during the election period. The election period shall begin 90 days prior to the Participant's Annuity Starting Date. Such election shall be subject to the written consent of the Participant's spouse, acknowledging the effect of the election and witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the spouse may not be obtained because there is no spouse or the spouse cannot be located. A spouse's consent shall be irrevocable. The election in Section 6.1 may be revoked or changed at any time during the election period but shall be irrevocable thereafter.

          6.3.4   Notwithstanding Section 6.3.3:

          (a) distribution of benefits may commence less than 30 days after the notice required pursuant to Section 6.3.1 is provided if:

                  (i) the Participant elects to waive the requirement that
                      notice be given at least 30 days prior to the Annuity Starting Date; and

               (ii) the distribution commences more than 7 days after such notice is provided.

          (b) The notice described in Section 6.3.1 may be provided after the Annuity Starting Date, in which case the applicable election period shall not end before the 30th day after the date on which such notice is provided, unless the Participant elects to waive the 30-day notice requirements pursuant to Subsection (a) above.

                                  ARTICLE VII

                              Survivor's Benefits
                              -------------------


7.1  Surviving Spouse's Benefit
     --------------------------

          If a Participant who has 5 or more Years of Vesting Service dies before the Annuity Starting Date and leaves a surviving spouse to whom the Participant has been married for at least 12 months, the Participant's surviving spouse shall be entitled to receive a survivor's benefit for life. Except as otherwise provided in the applicable Supplement, the amount of such survivor's benefit shall be determined pursuant to Section 4.2 based upon the Participant's age and Years of Credited Service on the date of the Participant's death and paid in the form of a 50% Joint and Survivor's Annuity as if the Participant had died on the day before such benefits commence. Except as otherwise provided in the applicable Supplement, payment of the survivor's benefit shall commence on the first day of the month coincident with or next following the later of the first date the Participant could have commenced an Early Retirement Benefit or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

7.2  Certain Former Employees
     ------------------------

          Participants who have 10 Years of Vesting Service but who are not credited with an Hour of Service on or after August 23, 1984 and are not receiving benefits on that date shall be entitled to elect survivor's benefits only as follows:

          (a) if the Participant is credited with an Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, but is not otherwise credited with an Hour of Service in a Plan Year beginning on or after January 1, 1976, the Participant shall be afforded an opportunity to elect payment of benefits in the form of a 100% Joint and Survivor's Annuity; or

          (b) if the Participant is credited with an Hour of Service under this Plan or a predecessor plan in a Plan Year beginning after December 31, 1975, the Participant shall be afforded the opportunity to elect a Surviving Spouse's Benefit under Section 7.1.

                                  ARTICLE VIII

                                  Fiduciaries
                                  -----------

8.1  Named Fiduciaries
     -----------------

          8.1.1 The Company is the Plan sponsor and a "named fiduciary" with respect to control over and management of the Plan's assets only to the extent that it (a) shall appoint the members of the Committee which administers the Plan at the Administrator's direction; (b) shall delegate its authorities and duties as "plan administrator," as defined under ERISA, to the Committee; and
(c) shall continually monitor the performance of the Committee.

          8.1.2 The Company, as Administrator, and the Committee, which administers the Plan at the Administrator's direction, are "named fiduciaries" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan. The Administrator is also the "administrator" and "plan administrator" of the Plan, as those terms are defined in ERISA Section 3(16)(A) and Code Section 414(g), respectively.

          8.1.3 The Trustee is a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust assets, except to the extent that authority is delegated to an Investment Manager or to the extent the Administrator or the Committee directs the allocation of Trust assets among general investment categories.

          8.1.4 The Company, the Administrator, and the Trustee are the only named fiduciaries of the Plan.

8.2  Employment of Advisers
     ----------------------

          A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice regarding any of the named fiduciary's or fiduciary's responsibilities under the Plan.

8.3  Multiple Fiduciary Capacities
     -----------------------------

          Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

8.4  Payment of Expenses
     -------------------

          All Plan expenses, including expenses of the Administrator, the Committee, the Trustee, any Investment Manager and any insurance company, will be paid by the Trust Fund, unless a Participating Employer elects to pay some or all of those expenses.

8.5  Indemnification
     ---------------

          To the extent not prohibited by state or federal law, each Participating Employer agrees to, and will indemnify and save harmless the Administrator, any past, present, additional or replacement member of the Committee, and any other employee, officer or director of that Participating Employer, from all claims for liability, loss, damage (including payment of expenses to defend against any such claim) fees, fines, taxes, interest, penalties and expenses which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                   ARTICLE IX
                              Plan Administration
                              -------------------


9.1 Powers, Duties and Responsibilities of the Administrator and the Committee

          9.1.1 The Administrator and the Committee have full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise under it. Interpretation of the Plan or determination of questions of fact regarding the Plan by the Administrator or the Committee will be conclusively binding on all persons interested in the Plan.

          9.1.2 The Administrator and the Committee have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records, and to issue such forms as it deems necessary or proper to administer the Plan.

          9.1.3 Subject to the terms of the Plan, the Administrator and/or the Committee will determine the time and manner in which all elections authorized by the Plan must be made or revoked.

          9.1.4 The Administrator and the Committee have all the rights, powers, duties and obligations granted or imposed upon them elsewhere in the Plan.

          9.1.5 The Administrator and the Committee have the power to do all other acts in the judgment of the Administrator or the Committee necessary or desirable for the proper and advantageous administration of the Plan.

          9.1.6 The Administrator and the Committee will exercise all responsibilities in a uniform and nondiscriminatory manner.

9.2  Delegation of Administration Responsibilities

          The Administrator and the Committee may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, the administrative responsibilities, including their fiduciary duties. The Committee may from time to time allocate or delegate to any subcommittee, member of the Committee and others, not necessarily employees of the Company, any of its duties relative to compliance with ERISA, administration of the Plan and related matters, including involving the exercise of discretion. The Company's duties and responsibilities under the Plan shall be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries. No director, officer nor employee of the Company shall be a fiduciary with respect to the Plan unless he or she is specifically so designated and expressly accepts such designation.

9.3  Committee Members

          The Committee shall consist of not less than 3 people, who need not be directors, and shall be appointed by the Chief Executive Officer of the Company. Any Committee member may resign and the Chief Executive Officer may remove any Committee member, with or without cause, at any time. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. The Committee can act by written consent signed by all of its members. Any members of the Committee who are Employees shall not receive compensation for their services for the Committee. No Committee member shall be entitled to act on or decide any matter relating solely to his or her status as a Participant.

                                   ARTICLE X
                              Funding of the Plan
                              -------------------

10.1  Appointment of Trustee

          The Committee or its authorized delegatee will appoint the Trustee and either may remove it. The Trustee accepts its appointment by executing the Trust Agreement. A Trustee will be subject to direction by the Committee or its authorized delegatee or, to the extent specified by the Company, by an Investment Manager, and will have the degree of discretion to manage and control Plan assets specified in the Trust Agreement. Neither the Company nor any other Plan fiduciary will be liable for any act or omission to act of a Trustee, as to duties delegated to the Trustee.

10.2  Actuarial Cost Method

          The Committee or its authorized delegatee shall determine the actuarial cost method to be used in determining costs and liabilities under the Plan pursuant to Section 301 et seq., of ERISA and Section 412 of the Code. The Committee or its authorized delegatee shall review such actuarial cost method from time to time, and if it determines from review that such method is no longer appropriate, then it shall petition the Secretary of the Treasury for approval of a change of actuarial cost method.

10.3  Cost of the Plan

          Annually the Committee or its authorized delegatee shall determine the normal cost of the Plan for the Plan Year and the amount (if any) of the unfunded past service cost on the basis of the actuarial cost method established for the Plan using actuarial assumptions which, in the aggregate, are reasonable. The Committee or its authorized delegatee shall also determine the contributions required to be made for each Plan Year by the Participating Companies in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to Sections 302 through 305 of ERISA and Section 412 of the Code.

10.4  Funding Policy

          The Participating Companies shall cause contributions to be made to the Plan for each Plan Year in the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year; provided, however, that this obligation shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to those Participants, Joint Annuitants and Beneficiaries who are affected by such partial termination. Each contribution is conditioned upon its deductibility under Section 404 of the Code and shall be returned to the Participating Companies within one year after the disallowance of the deduction (to the extent disallowed). Upon the Company's written request, a contribution that was made by a mistake of fact shall be returned to the Participating Company within one year after the payment of the contribution.

10.5  Cash Needs of the Plan

          The Committee or its authorized delegatee from time to time shall estimate the benefits and administrative expenses to be paid out of the Plan during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by the Participating Companies. The Committee or its authorized delegatee shall inform the Trustees of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis, as the Committee shall determine.

10.6  Public Accountant

          The Committee or its authorized delegatee shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by Section 103(a)(3) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

10.7  Enrolled Actuary

          The Committee or its authorized delegatee shall engage an enrolled actuary to prepare the actuarial statement described in Section 103(d) of ERISA and to render the opinion described in Section 103(a)(4) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such event it shall engage a successor enrolled actuary to perform such examination and render such opinion.

10.8  Basis of Payments to the Plan

          All contributions to the Plan shall be made by the Participating Companies and no contributions shall be required of or permitted by Participants. From time to time the Participating Companies shall make such contributions to the Plan as the Company determines to be necessary or desirable in order to fund the benefits provided by the Plan and any expenses thereof which are paid out of the Trust Fund and in order to carry out the obligations of the Participating Companies set forth in Section 10.3. All contributions to the Plan shall be held by the Trustee in accordance with the Trust Agreement.

10.9  Basis of Payments from the Plan

          All benefits payable under the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Committee or its authorized delegatee and the terms of the Trust Agreement. The Trustee shall pay all proper expenses of the Plan and the Trust Fund out of the Trust Fund, except to the extent paid by the Participating Companies.

                                   ARTICLE XI
                         Plan Amendment or Termination
                         -----------------------------

11.1  Plan Amendment or Termination

          The Company may, subject to any applicable Collective Bargaining Agreement, amend, modify or terminate the Plan at any time by resolution of the Board or by resolution of or other action recorded in the minutes of the Administrator or Committee. Execution and delivery by the Administrator or the Committee or by the Chairman of the Board, the President, or any Vice President of the Company of an amendment to the Plan is conclusive evidence of the amendment, modification or termination. The Committee in any event shall have the authority to amend the Plan at any time to the extent that such amendments are required in order to obtain a favorable determination letter from the Internal Revenue Service regarding the Plan's qualification under the Code or to conform the Plan to such regulations and rulings as may be issued by the Internal Revenue Service or the United States Department of Labor.

11.2  Limitations on Plan Amendment

          No Plan amendment can:

          (a) authorize any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries;

          (b) decrease the accrued benefits of any Participant or his or her Beneficiary under the Plan; or

          (c) except to the extent permitted by law, eliminate or reduce an early retirement benefit or retirement-type subsidy (as defined in Code Section 411) or an optional form of benefit with respect to service prior to the date the amendment is adopted or effective, whichever is later.

11.3  Effect of Plan Termination

          Upon termination of the Plan, each Participant's rights to benefits accrued hereunder shall be vested and nonforfeitable, and the Trust shall continue until the Trust Fund has been distributed as provided in Section 11.4. Any other provision hereof notwithstanding, the Participating Companies shall have no obligation to continue making contributions to the Plan after termination of the Plan. Except as otherwise provided in ERISA, neither the Participating Companies nor any other person shall have any liability or obligation to provide benefits hereunder after such termination in excess of the value of the Trust Fund. Upon such termination, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund.

Upon partial termination of the Plan, this Section 11.3 shall apply only with respect to such Participants and Beneficiaries as are affected by such partial termination.

11.4  Allocation of Trust Fund on Termination

          On termination of the Plan, the Trust Fund shall be allocated by the Administrator on an actuarial basis among Participants and Beneficiaries in the manner prescribed by Section 4044 of ERISA. Any residual assets of the Trust Fund remaining after such allocation shall be distributed to the Company if (a) all liabilities of the Plan to Participants and Beneficiaries have been satisfied and (b) such a distribution does not contravene any provision of law. The foregoing notwithstanding, if any remaining assets of the Plan are attributable to Employee Contributions, such assets shall be equitably distributed to the Participants who made such contributions (or to their Beneficiaries) in accordance with their rate of contribution. Effective January 1, 1989, the benefit of any highly compensated employee or former employee (determined in accordance with section 414(g) of the Code and regulations thereunder) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. In the event of a partial termination of the Plan, the Administrator shall arrange for the division of the Trust Fund, on a nondiscriminatory basis to the extent required by section 401 of the Code, into the portion attributable to those Participants and Beneficiaries who are not affected by such partial termination and the portion attributable to such persons who are so affected. The portion of the Trust Fund attributable to persons who are so affected shall be allocated in the manner prescribed by section 4044 of ERISA.

                                  ARTICLE XII
                            Miscellaneous Provisions
                            ------------------------

12.1  Subsequent Changes

          All benefits to which any Participant may be entitled hereunder shall be determined under the Plan in effect when the Participant ceases to be an Eligible Employee and shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant again becomes an Eligible Employee.

12.2  Plan Mergers

          The Plan shall not be merged or consolidated with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated). A list of other plans which have been merged into the Plan is attached hereto and made a part hereof as Exhibit A.

12.3  No Assignment of Property Rights

          The interest or property rights of any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Section 12.3 shall be void. This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p). The Company shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

          In addition, the prohibition of this Section 12.3 will not apply to any offset of a Participant's benefit under the Plan against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements as set forth in this
Section 12.3. The Participant must be ordered or required to pay the Plan under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. This judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant's benefit under the Plan. In addition, if a Participant is entitled to receive a 100% Joint and Survivor Annuity under
Section 6.1 of the Plan or a Surviving Spouse's

Benefit under Section 7.1 of the Plan, and the Participant is married at the time at which the offset is to be made, the Participant's spouse must consent to the offset in accordance with the spousal consent requirements of Section 6.3.3 of the Plan, an election to waive the right of the spouse to the 100% Joint and Survivor Annuity (made in accordance with Section 6.3 of the Plan) or the Surviving Spouse's Benefit under Section 7.1 of the Plan, must be in effect, the spouse is ordered or required in the judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of Part 4 of subtitle B or ERISA Title I, or the spouse retains in the judgment, order, decree, or settlement the right to receive the survivor annuity under the 100% Joint and Survivor Annuity or under the Surviving Spouse's Benefit, determined in the following manner: the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted the commencement of benefits only on or after Normal Retirement Age, the Plan provided only the minimum-required qualified joint and survivor annuity, and the amount of the Surviving Spouse's Benefit under the Plan is equal to the amount of the survivor annuity payable under the minimum-required qualified joint and survivor annuity. For purposes of this Section 12.3 the term "minimum-required qualified joint and survivor annuity" means a qualified joint and survivor annuity which is the Actuarial Equivalent of the Participant's accrued benefit and under which the survivor's annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse.

12.4  Beneficiary

          To the extent permitted by the applicable Supplement, the Beneficiary of a Participant shall be the person or persons so designated by such Participant with spousal consent and in accordance with Section 6.3. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to the Administrator and is received by it prior to the Participant's death.

12.5  Benefits Payable to Minors, Incompetents and Others

          If any benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Administrator reasonably believes to be physically or mentally incapable of handling and disposing of his or her property, whether because of his or her advanced age, illness, or other physical or mental impairment, the Administrator has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education, or use of the person, or to pay all or any part of the benefit to the person's parent, guardian, committee, conservator, or other legal representative, wherever appointed, to the individual with whom the person is living or to any other individual or entity having the care and control of the person. The Plan, the Administrator and any other Plan fiduciary will have fully discharged all responsibilities to the Participant or Beneficiary entitled to a payment by making payment under the preceding sentence.

12.6  Employment Rights

          Nothing in the Plan shall be deemed to give any person a right to remain in the employ of the Company and Affiliates or affect any right of the Company or any Affiliate to terminate a person's employment with or without cause.

12.7  Proof of Age and Marriage

          Participants and Beneficiaries shall furnish proof of age and marital status satisfactory to the Administrator at such time or times as it shall prescribe. The Administrator may delay the disbursement of any benefits under the Plan until all pertinent information with respect to age or marital status has been furnished and then make payment retroactively.

12.8  Small Annuities

          If the lump sum Actuarial Equivalent value of a retirement or survivor's benefit is $5,000 or less, such amount shall be paid in a lump sum as soon as administratively practicable following the Participant's retirement, termination of employment, or death.

          If a lump sum distribution is so paid and the Participant is thereafter reemployed by the Company, the Participant shall have the option to repay to the Plan the amount of such distribution, together with interest at the rate of 5% per annum (or such other rate as may be prescribed pursuant to section 411(c)(2)(C)(III) of the Code), compounded annually from the date of the distribution to the date of repayment. If a reemployed Participant does not make such repayment, no part of the Period of Service with respect to which the lump sum distribution was made shall count as Years of Vesting Service or Years of Credited Service.

12.9  Controlling Law

          The Plan and all rights thereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Illinois.

12.10  Direct Rollover Option

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 12.10, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) As used in this Section 12.10, an "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

          (b) As used in this Section 12.10, an "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
               Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, however, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) As used in this Section 12.10, a "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) As used in this Section 12.10, a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

12.11   Claims Procedure

          12.11.1 Any application for benefits under the Plan and all inquiries concerning the Plan shall be submitted to the Company at such address as may be announced to Participants from time to time. Applications for benefits shall be in writing on the form prescribed by the Company and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's surviving spouse or Beneficiary, as the case may be.

          12.11.2 The Company shall give written notice of its decision on any application to the applicant within 90 days. If special circumstances require a longer period of time the Company shall so notify the applicant within 90 days, and give written notice of its decision to the applicant within 180 days after receiving the application. In the event any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure.

          12.11.3 The Company shall appoint a "Review Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

          12.11.4 Any person (or his authorized representative) whose application for benefits is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within 60 days after receiving written notice of the denial. The Company shall give the applicant or such representative an opportunity to review, by written request, pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel of the Employee Welfare Benefits Plan Committee, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          12.11.5 The Review Panel shall act upon each request for review within 60 days after receipt thereof. If special circumstances require a longer period of time the Review Panel shall so notify the applicant within 60 days, and give written notice of its decision to the applicant within 120 days after receiving the request for review. The Review Panel shall give notice of its decision to the Company and to the applicant in writing. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based.

          12.11.6 The Review Panel shall establish such rules and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 12.11.

          12.11.7 No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (a) has submitted a written application for benefits in accordance with Section 12.10.1, (b) has been notified by the Company that the application is denied, (c) has filed a written request for a review of the application in accordance with Section 12.10.4 and
(d) has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in
Section 12.11.5. A claimant may not bring an action for benefits in accordance with this Section 12.11.7 after 90 days after the Review Panel denies the claimant's application for benefits.

12.12  Participation in the Plan by an Affiliate

          12.12.1 With the consent of the Board, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be, may adopt the Plan and determine the classes of its Employees that will be Eligible Employees.

          12.12.2 A Participating Employer will have no power with respect to the Plan except as specifically provided herein.

12.13  Action by Participating Employers

          Any action required to be taken by the Company pursuant to any Plan provisions will be evidenced in the manner set forth in Section 11.1. Any action required to be taken by a Participating Employer will be evidenced by a resolution of the Participating Employer's board of directors (or an authorized committee of that board). Participating Employer action may also be evidenced by a written instrument executed by any person or persons authorized to take the action by the Participating Employer's board of directors, any authorized committee of that board, or the stockholders. A copy of any written instrument evidencing the action by the Company or Participating Employer must be delivered to the secretary or assistant secretary of the Company or Participating Employer.

                                 ARTICLE XIII
                             Top Heavy Provisions
                             --------------------

13.1      Top Heavy Definitions

          For purposes of this Article XIII and any amendments to it, the terms listed in this Section 13.1 have the meanings ascribed to them below.

          Aggregate Account means the value of all accounts maintained on behalf of a Participant, whether attributable to Company or employee contributions, determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

          Aggregation Group means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless including additional Related Plans in the group would prevent the Plan for being a Top Heavy Plan, in which case Aggregation Group means the group of plans in a Permissive Aggregation Group, if any, that includes the Plan.

          Compensation means compensation as defined in Code Section 415(c)(3) and Treasury regulations thereunder. For purposes of determining who is a Key Employee, Compensation will be applied by taking into account amounts paid by Affiliates who are not Participating Employers, as well as amounts paid by Participating Employers, and without applying the exclusions for amounts paid by a Participating Employer to cover an Employee's nonqualified deferred compensation FICA tax obligations and for gross-up payments on such FICA tax payments.

          Determination Date means, for a Plan Year, the last day of the preceding Plan Year. If the Plan is part of an Aggregation Group, the Determination Date for each other plan will be, for any Plan Year, the Determination Date for that other plan that falls in the same calendar year as the Determination Date for the Plan.

          Key Employee means an employee described in Code Section 416(i)(1) and the regulations promulgated thereunder. Generally, a Key Employee is an Employee or former Employee who, at any time during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years, is:

          (a) an officer of the Company or an Affiliate with annual Compensation greater than 50% of the amount in effect under Code
               Section 415(b)(1)(A);

          (b) one of the 10 Employees of the Company and all Affiliates owning (or considered to own within the meaning of Code Section 318) the largest interests in any of the Company and the Affiliates, but only if the Employee has annual Compensation greater than the limitation in effect under Code Section 415(c)(1)(A);

          (c)  a 5% owner of the Company or an Affiliate; or

          (d) a 1% owner of the Company or an Affiliate with annual Compensation from the Company and all Affiliates of more than $150,000.

          Mandatory Aggregation Group means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the 4 preceding Plan Years:

          (a)  had a participant who was a Key Employee; or

          (b) was required to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Code Section 401(a)(4) or 410(b).

          Non-key Employee means an Employee or former Employee who is not a Key Employee.

          Permissive Aggregation Group means the group of plans consisting of the plans in a Mandatory Aggregation Group with the Plan, plus any other Related Plan or Plans that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Code Section 401(a)(4) or 410(b).

          Present Value of Accrued Benefits means, in the case of a defined benefit plan, a Participant's present value of accrued benefits determined as follows:

          (a) as of the most recent "Actuarial Valuation Date," which is the most recent valuation date within a 12-month period ending on the Determination Date;

          (b) as if the Participant terminated service as of the actuarial valuation date; and

          (c) the Actuarial Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

          Present Value means, in calculating a Participant's present value of accrued benefits as of a Determination Date, the sum of:

          (a)  the Actuarial Equivalent present value of accrued benefits;

          (b) any Plan distributions made within the Plan Year that includes the Determination Date or within the 4 preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefits as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

          (c) any Employee Contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's present value of accrued benefits;

          (d) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Participant and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section 13.1. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers, as part of the Participant's present value of accrued benefits; and

          (e) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Participant or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          Related Plan means any other defined contribution plan (a "Related Defined Contribution Plan") or defined benefit plan (a "Related Defined Benefit Plan") (both as defined in Code Section 415(k), maintained by the Company or an Affiliate.

          A Super Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the present value of accrued benefits and the Aggregate Accounts of Key Employees under all plans in the Aggregation Group exceeds 90% of the sum of the present value of accrued benefits and the Aggregate Accounts of all employees under all plans in the Aggregation Group.
In determining the sum of the Present Value of Accrued Benefits and/or Aggregate Accounts for all employees, the present value of accrued benefits and/or Aggregate Accounts for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

          Super Top Heavy Plan means the Plan when it is described in the second sentence of Section 13.2.

          A Top Heavy Aggregation Group exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds 60% of the sum of the Present Value of Accrued

Benefits for all employees under all plans in the Aggregation Group. In determining the sum of the Present Value of Accrued Benefits for all employees, the Present Value of Accrued Benefits for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

          Top Heavy Plan means the Plan when it is described in the first sentence of Section 13.2.

13.2  Determination of Top Heavy Status

          This Plan is a Top Heavy Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group that includes only the Plan. The Plan is a Super Top Heavy Plan in any Plan Year in which it is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group that includes only the Plan.

13.3  Minimum Benefit Requirement for Top Heavy Plan

          13.3.1 Minimum Accrued Benefit: The minimum accrued benefit (expressed as an Individual Life Annuity commencing at Normal Retirement Date) derived from Company contributions to be provided under this Section for each Non-key Employee who is a Participant for any Plan Year in which this Plan is a Top Heavy Plan shall equal the product of (a) 1/12th of "416 Compensation" averaged over 5 the consecutive Plan Years (or actual number of Plan Years if less) which produce the highest average and (b) the lesser of (i) 2% multiplied by Years of Vesting Service or (ii) 20%.

          13.3.2   For purposes of providing the minimum benefit under Code
Section 416, a Non-key Employee who is not a Participant solely because (a) his compensation is below a stated amount or (b) he declined to make mandatory contributions to the Plan will be considered to be a Participant.

          13.3.3 For purposes of this Section 13.3, Years of Vesting Service for any Plan Year ending prior to January 1, 1984, or for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

          13.3.4 For purposes of this Section 13.3, 416 Compensation for any Plan Year ending prior to January 1, 1984, or subsequent to the last Plan Year during which the Plan is a Top Heavy Plan shall be disregarded.

          13.3.5 For the purposes of this Section 13.3, "416 Compensation" shall mean W-2 wages for the calendar year ending with or within the Plan Year, and shall be limited to $160,000 (as adjusted for cost-of-living in accordance with Section 401(a)(17)(B) of the Code) in Top Heavy Plan Years.

          13.3.6 If payment of the minimum accrued benefit commences at a date other than Normal Retirement Date, or if the form of benefit is other than on Individual Life Annuity, the minimum accrued benefit shall be the Actuarial Equivalent of the minimum accrued benefit expressed as an Individual Life Annuity commencing at Normal Retirement Date.

          13.3.7 For any Plan Year before January 1, 2000, when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a Participant in both this Plan and a defined contribution plan included in a required Aggregation Group which is top heavy, the extra minimum accrued benefit
shall be provided for each Non-key Employee who is a Participant by   20% in
Section 13.3.1.

          13.3.8 In lieu of the benefit in Section 13.3.7, if a Non-key Employee participates in this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, a minimum allocation of 5% of 416 Compensation shall be provided under the defined contribution plan. If the defined contribution plan is amended so that the minimum benefits are no longer provided under the defined contribution plan, the minimum benefits shall be provided under this Plan. However, for any Plan Year when the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and a Key Employee is a Participant in both this Plan and a defined contribution plan included in a Required Aggregation Group which is top heavy, 7-1/2% shall be substituted for 5% above.

          13.3.9 To the extent required to be nonforfeitable under Section 13.4, the minimum accrued benefit under this Section 13.3 may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

13.4 Vesting Requirement for Top Heavy Plan

          13.4.1 Notwithstanding any other provision of this Plan, for any Top Heavy Plan Year, the vested portion of any Participant's accrued benefit shall be determined on the basis of the Participant's number of Years of Vesting Service according to the following schedule:

                     Years of Service    Percentage Vested
                     ----------------    -----------------
                        1 - 2                     0%
                          3                     100%

       If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Company may, in its sole discretion, elect to continue to apply this vesting schedule in determining the vested portion of any Participant's accrued benefit, or revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment.

       13.4.2 The computation of a Participant's nonforfeitable percentage of the Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that this Plan is amended to change or modify any vesting schedule, a Participant with at least 5 Years of Service as of the expiration date of the election period may elect to have the Participant's nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such

Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of

          (a)  the adoption date of the amendment,

          (b)  the effective date of the amendment, or

          (c) the date the Participant receives written notice of the amendment from the Company.


          To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized representative to execute the same this 31st day of August, 1999, but to be effective January 1, 1999, except as otherwise provided in the text herein.

                                      FMC CORPORATION

                                      BY:/s/ J. Paul McGrath
                                         ---------------------------------

                                         Member, Employee Welfare Benefits
                                         Plan Committee

                                   EXHIBIT A

                                 MERGED PLANS
                                 ------------


The following is a list of plans which have been previously merged into this Plan, the effective date of such merger and the applicable Supplement containing the provisions of such prior plans which have been maintained in this Plan for the applicable Participants. Notwithstanding any Plan provision to the contrary, the terms of the Supplement shall control with respect to the applicable Participants. Unless otherwise defined in the Supplement, defined terms used in the Supplement have the meanings ascribed to them elsewhere in the Plan.


                                                                EFFECTIVE
                                                                 DATE OF             SUPPLEMENT
PLAN                                                             MERGER                NUMBER
------                                                         ---------             ----------
FMC Corporation Pension Plan for Hourly Employees -          January 1, 1991              1
Industrial Chemical Division - Green River, WY
-----------------------------------------------------------------------------------------------
Jetway Systems Division Pension Plan for Hourly              May 27, 1994                 2
Employees
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees -       December 31, 1998            3
Packaging Machinery Division, Green Bay, WI
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees -       December 31, 1998            4
Agricultural Chemical Division, Fresno, CA
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees -       December 31, 1998            5
Sweeper Division, Pomona, CA
-----------------------------------------------------------------------------------------------
Skull Point Mine, Kemmerer, Wyoming                          December 31, 1998            6
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for San Jose Commercial      December 31, 1998            7
 Segment Hourly Employees
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Agriculture Chemical     December 31, 1998            8
 Division, Baltimore
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees of      December 31, 1998            9
 Inorganic Chemical Division, Tonowanda, New York
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan - Industrial Chemicals       December 31, 1998           10
 Division, Carteret
-----------------------------------------------------------------------------------------------
Smith Meter, Inc., Erie Plant Industrial Pension Plan        December 31, 1998           11
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan - Food Processing            December 31, 1998           12
 Machinery Division, Hoopeston
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees of      December 31, 1998           13
 Kemmerer Coke Plant
-----------------------------------------------------------------------------------------------
FMC Corporation Hourly Retirement Plan for Industrial        December 31, 1998           14
 Chemical Division, Lawrence Kansas
-----------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees of      December 31, 1998           15
 Agricultural Chemical Division, Middleport
-----------------------------------------------------------------------------------------------
FMC Corporation Hourly Retirement Plan for Industrial        December 31, 1998           16
-----------------------------------------------------------------------------------------------


Chemical Division, Newark, CA
-------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Newark, Delaware -       December 31, 1998            17
 Food and Pharmaceutical Products Division
-------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Industrial Chemical      December 31, 1998            18
 Division, Nitro, West Virginia
-------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees of      December 31, 1998            19
 Industrial Chemical Division, Pocatello, Idaho
-------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Industrial Chemical      December 31, 1998            20
 Group, Spring Hill/Steam Plan
-------------------------------------------------------------------------------------------------

                                 SUPPLEMENT 1

              INDUSTRIAL CHEMICAL DIVISION, GREEN RIVER, WYOMING
              --------------------------------------------------


1-1  Eligible Employees

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Industrial Chemical Division who work in Green River, Wyoming and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America, Local No. 13214.

1-2  Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the following:

          (a) other than for purposes of a "qualified domestic relations order" as defined in Code Section 414(p), based on Table 1 of this Supplement; and

          (b) for purposes of a "qualified domestic relations order" as defined in Code Section 414(p), the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

1-3  Earnings

          Earnings means the Participant's total compensation paid as an Eligible Employee, including overtime, administrative and discretionary bonuses, and his Employee-elected Company contributions under a plan described in Code
Section 125, 132 or 401(k), but excluding awards, deferred compensation, severance pay, other special payments such as relocation or moving expense allowances, and stock options or other stock-based compensation. Earnings also includes sick pay or sickness benefits, but not disability benefits from the Long-Term Disability Plan for Employees of FMC Corporation. A Participant's Earnings will be conclusively determined according to the Company's records.

          The annual amount of Earnings taken into account for a Participant must not exceed $160,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B)).

          Final Average Monthly Earnings means the average of the Participant's monthly Earnings during the 3 calendar years in which Earnings were the highest during the 10 calendar years preceding the Participant's retirement.

          For the period July 1, 1997 through July 1, 2007, Earnings in excess of $100,000 in any calendar year will not be used in calculating Final Average Monthly Earnings.

1-4  Commencement of Participation

          An Eligible Employee shall become a Participant as of the date the Participant completes one Year of Credited Service.

1-5  Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

1-6  Amount of Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the product of the Participant's Years of Credited Service multiplied by 1.2% of the Participant's Final Average Monthly Earnings, plus the product of the Participant's full Years of Credited Service (disregarding any fractional year) multiplied by $5.00.

          The minimum monthly Normal Retirement Benefit is $25.00 for each Year of Credited Service.

1-7  Early Retirement Reduction Factor

          If a Participant has less than 30 Years of Credited Service and his Early Retirement Benefit commences prior to age 62, his Early Retirement Benefit shall be reduced by 1/4 of 1% for each month between his Annuity Starting Date and his 62nd birthday.

          If a Participant has 30 or more Years of Credited Service and his Early Retirement Benefit commences prior to age 62, his Early Retirement Benefit shall be reduced by 1/6 of 1% for each month between his Annuity Starting Date and his 62nd birthday.

          If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

          A Participant who retires on or after July 1, 1997 but before July 1, 2000 and after attaining age 60 shall receive a supplemental Early Retirement Benefit of $200 per month until the Participant attains age 65.

1-8  Normal Form of Benefit

          If the spouse of a Participant predeceases him after payment of the 100% Joint and Survivor's Annuity has commenced, the Participant's monthly pension will be increased to the amount of the Individual Life Annuity as of the first day of the month following the Administrator's receipt of notice of such death.

1-9  Optional Forms of Benefit
     -------------------------

          A married Participant may elect, with spousal consent in accordance with Section 6.3, to receive the Participant's benefits in one of the following forms:

          (a)  an Individual Life Annuity;

          (b) a 50% Joint and Survivor's Annuity; or

          (c) a 100% Joint and Survivor's Annuity.

          If the spouse of a Participant predeceases the Participant after payment of the 50% Joint and Survivor's Annuity or 100% Joint and Survivor's Annuity has commenced, the Participant's monthly pension will be increased to the amount of the Individual Life Annuity as of the first day of the month following the Administrator's receipt of notice of such death.

1-10  Surviving Spouse's Benefit
      --------------------------
          The amount of the surviving spouse's benefit shall be determined pursuant to Section 1-6 based on the Participant's age, Final Average Earnings and Years of Credited Service on the date of the Participant's death and paid in the form of a 100% Joint and Survivor's Annuity as if the Participant had retired on the day preceding the Participant's death or the day the Participant would have reached age 55, if later.

1-11  Disability Retirement
      ---------------------
          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability occurs shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in work for the Company.

1-12  Disability Retirement Benefit
      -----------------------------
          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 1-6, based on the Participant's Final Average Earnings and Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month coincident with or immediately following the medical certification of disability, unless the Participant elects a later date.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments) and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                  SUPPLEMENT 2

                      JETWAY SYSTEMS DIVISION, OGDEN, UTAH
                      ------------------------------------


2-1  Eligible Employees

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Jetway Systems Division who work in Ogden, Utah and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America Local Union 6162.

2-2  Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the UP-1983 Group Annuity Mortality table for males set back 1 year for the Participant and 5 years for the Beneficiary, and 8% interest compounded annually.

2-3  Average Monthly Earnings

          Average Monthly Earnings means the average for each Participant determined by dividing total Considered Compensation during the Participant's 9-year Period of Service ending on his retirement or Severance from Service Date by 108. The denominator of 108 shall be reduced to the number of months actually worked if the Participant was not employed by the Company during that entire 9-year period. The denominator shall also be reduced in the case of Disability Retirement by the number of months without pay because of Disability in the last 6 months before retirement, and in all other cases shall be reduced by the greater of the number of months without pay (a) in excess of 3, during each absence, or (b) in excess of 12.

2-4  Considered Compensation

          Considered Compensation means the Base Pay paid to an individual by the Company and/or any Affiliate during a Plan Year while that individual is a Participant. "Base Pay" means a Participant's regular hourly wage and does not include bonuses, amounts paid in lieu of regular vacation, overtime or other premium pay, deferred compensation, stock options, and other amounts that receive special tax treatment.

          The annual amount of Considered Compensation taken into account for a Participant must not exceed $160,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B).)

2-5  Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

2-6  Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the greater of (a) or (b):

          (a) 1.025% of Average Monthly Earnings multiplied by the Participant's Years of Credited Service.

          (b) The product of the benefit rate provided below in effect at the termination of the Participant's Years of Credited Service multiplied by the Participant's Years of Credited Service.

              Termination Date                     Benefit Rate
              ----------------                     ------------
          On or after September 1, 1998              $21.50
          but before August 31, 1999

          On or after September 1, 1999              $22.50

2-7  Early Retirement Date

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires 15 years of Credited Service.

2-8  Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be paid according to the reduced percentage provided below.

               Age Benefits                            Reduced
                   Begin                              Percentage
               -------------------------------------------------
                    65                                  00.00%
               -------------------------------------------------
                    64                                  93.00%
               -------------------------------------------------
                    63                                  86.53%
               -------------------------------------------------
                    62                                  80.60%
               -------------------------------------------------
                    61                                  75.20%
               -------------------------------------------------
                    60                                  70.33%
               -------------------------------------------------
                    59                                  66.00%
               -------------------------------------------------
                    58                                  62.20%
               -------------------------------------------------
                    57                                  58.93%
               -------------------------------------------------
                    56                                  56.20%
               -------------------------------------------------
                    55                                  54.00%
               -------------------------------------------------

2-9  Disability Retirement

          A Participant who has completed 10 Years of Vesting Service who retires due to Total and Permanent Disability shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

2-10 Disability Retirement Benefit

          If the Participant is eligible for unreduced Social Security benefits, the Participant's Disability Retirement Benefit shall be determined pursuant to
Section 3.1.2, without reduction for early commencement, but shall be no less than $100 per month. If the Participant is not eligible for unreduced Social Security benefits, the Participant's Disability Retirement Benefit shall be determined according to the preceding sentence, then increased by $100 per month.

2-11 Normal Form of Benefit

          A Participant's benefit shall be paid in the form of a 50% Joint and Survivor's Annuity, with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and in the form of an Individual Life Annuity if the Participant is not married on the Annuity Starting Date, unless the Participant elects, in accordance with Section 6.3, not to receive payment in the normal form and to receive payment in one of the permitted optional forms.

2-12 Optional Forms of Benefit

          A Participant may elect, in accordance with Section 6.3, to receive the Participant's benefits in one of the following optional forms:

          (a)  an Individual Life Annuity; or

          (b) a 50% or 100% joint and survivor annuity, with the Participant's Beneficiary as the survivor.

2-13 Surviving Spouse's Benefit

          The amount of the surviving spouse's benefit shall be determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death. Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the

Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

                                  SUPPLEMENT 3

               PACKAGING MACHINERY DIVISION, GREEN BAY, WISCONSIN
               --------------------------------------------------


3-1  Eligible Employees

          The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for Hourly Employees - Packaging Machinery Division, Green Bay, Wisconsin ("Prior Plan") on the Freeze Date who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

3-2  Freeze Date

          Effective March 22, 1995 ("Freeze Date") the union group covering the Participants was decertified and the Prior Plan was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

3-3  Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

3-4  Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

3-5  Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

3-6  Early Retirement Date

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires 15 Years of Credited Service.

3-7  Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 4% for each year between the Participant's Annuity Starting Date and the Participant's 65th birthday.

3-8  Surviving Spouse's Benefit

          The amount of the surviving spouse's benefit shall be determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death.
Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

                                 SUPPLEMENT 4

              Agricultural Chemical Division, Fresno, California
              --------------------------------------------------


4-1       Eligible Employees

          The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for Hourly Employees, Agricultural Chemical Division, Fresno, California ("Prior Plan") on the Freeze Date who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

4-2       Freeze Date

          Effective December 31, 1992 ("Freeze Date") the Prior Plan was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

4-3       Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

4-4       Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

4-5       Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

4-6       Early Retirement Date

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires 15 Years of Credited Service.

4-7       Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 2% for each of the first 3 years between the Participant's Annuity Starting Date and the Participant's 65th birthday, plus 4% for each additional year the Participant's Annuity Starting Date precedes the Participant's 65th birthday.

4-7  Surviving Spouse's Benefit

          The amount of the surviving spouse's benefit shall be determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death. Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

                                  SUPPLEMENT 5

                      Sweeper Division, Pomona, California
                      ------------------------------------


5-1       Eligible Employees

          The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for Hourly Employees, Sweeper Division, Pomona, California ("Prior Plan") on the Freeze Date who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

5-2       Freeze Date

          Effective March 31, 1992 ("Freeze Date") the Prior Plan was frozen was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

5-3       Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

5-4       Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

5-5       Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

5-6       Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 5% for each year between the Participant's Annuity Starting Date and the Participant's 65th birthday.

5-7       Surviving Spouse's Benefit

          The amount of the surviving spouse's benefit shall be determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death. Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

                                  SUPPLEMENT 6

                      SKULL POINT MINE, KEMMERER, WYOMING
                      -----------------------------------


6-1       Eligible Employees

          The terms of this Supplement apply only to individuals participating in the Skull Point Mine Pension Plan ("Prior Plan") on the Freeze Date who had not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

6-2       Freeze Date

          Effective March 10, 1997 (the "Freeze Date") the Prior Plan was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

6-3       Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on Table 6 of this Supplement.

6-4       Service

          For purposes of this Supplement, Years of Credited Service, Nonsignatory Past Service and Reciprocal Service shall have the meanings assigned thereto under the terms of the Prior Plan as in effect on the Freeze Date.

6-5       Normal Retirement Date

          Normal Retirement Date means the first day of the month following the later of the Participant's 65th birthday or the 5th anniversary of the date the Participant commenced participation in the Plan.

6-6       Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

6-7       Early Retirement Date

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires (a) 10 Years of Vesting Service or (b) 20 Years of Credited Service, Reciprocal Service and Nonsignatory Past Service.



6-8  Early Retirement Reduction Factor
     ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/4 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

6-9  Termination of Service
     ----------------------

          A Participant who ceases to be an Employee before his Early Retirement Date or Disability Retirement Date for any reason other than death shall be entitled to receive a Termination Benefit if the Participant has 5 Years of Vesting Service or 20 Years of Credited Service, Reciprocal Service and Nonsignatory Past Service. Payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date or, if the Participant elects, as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's 55th birthday.

6-10 Amount of Termination Benefit
     -----------------------------

          A Participant's monthly Termination Benefit shall be determined as a Normal Retirement Benefit under this Supplement, based on the Participant's normal retirement benefit accrued under the Prior Plan as of the Freeze Date. Subject to the terms of the Prior Plan, if payment of the Participant's Termination Benefit commences before age 62, the amount of the monthly benefit shall be reduced to an Actuarial Equivalent to reflect such earlier commencement.

6-11 Normal Form of Benefit
     ----------------------

          The normal form of benefit shall be a 50% Joint and Survivor's Annuity with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and an Individual Life Annuity if the Participant is not married on the Annuity Starting Date.

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00%
   (Except at frozen ages)


    Unisex                         Unisex
Participant Age                Beneficiary Age
     Years                         Years

                   20        21        22        23        24
      20         0.9713    0.9726    0.9738    0.9751    0.9763
      21         0.9690    0.9704    0.9717    0.9730    0.9743
      22         0.9667    0.9681    0.9695    0.9709    0.9722
      23         0.9641    0.9656    0.9671    0.9686    0.9700
      24         0.9614    0.9630    0.9646    0.9661    0.9676
      25         0.9586    0.9602    0.9618    0.9635    0.9650
      26         0.9555    0.9572    0.9589    0.9606    0.9623
      27         0.9523    0.9541    0.9559    0.9576    0.9594
      28         0.9489    0.9507    0.9526    0.9544    0.9563
      29         0.9453    0.9472    0.9491    0.9511    0.9530
      30         0.9415    0.9435    0.9455    0.9475    0.9495
      31         0.9374    0.9395    0.9416    0.9437    0.9457
      32         0.9332    0.9353    0.9375    0.9396    0.9418
      33         0.9287    0.9310    0.9332    0.9354    0.9376
      34         0.9241    0.9263    0.9286    0.9309    0.9332
      35         0.9191    0.9215    0.9238    0.9262    0.9286
      36         0.9140    0.9164    0.9188    0.9212    0.9237
      37         0.9086    0.9110    0.9135    0.9160    0.9185
      38         0.9029    0.9054    0.9079    0.9105    0.9131
      39         0.8970    0.8995    0.9021    0.9047    0.9074
      40         0.8908    0.8934    0.8960    0.8987    0.9014
      41         0.8843    0.8869    0.8896    0.8923    0.8951
      42         0.8775    0.8802    0.8829    0.8857    0.8885
      43         0.8704    0.8732    0.8759    0.8788    0.8816
      44         0.8631    0.8659    0.8687    0.8715    0.8745
      45         0.8555    0.8583    0.8611    0.8640    0.8670
      46         0.8476    0.8504    0.8533    0.8562    0.8592
      47         0.8394    0.8422    0.8451    0.8481    0.8512
      48         0.8309    0.8337    0.8367    0.8397    0.8428
      49         0.8221    0.8250    0.8279    0.8310    0.8341
      50         0.8130    0.8159    0.8189    0.8220    0.8251
      51         0.8036    0.8065    0.8095    0.8126    0.8158
      52         0.7938    0.7968    0.7998    0.8029    0.8061
      53         0.7838    0.7867    0.7897    0.7929    0.7961
      54         0.7733    0.7763    0.7793    0.7825    0.7857
      55         0.7625    0.7655    0.7685    0.7717    0.7749
      56         0.7514    0.7543    0.7574    0.7605    0.7638
      57         0.7398    0.7427    0.7458    0.7490    0.7522
      58         0.7278    0.7308    0.7338    0.7370    0.7402
      59         0.7154    0.7184    0.7214    0.7246    0.7278
      60         0.7026    0.7056    0.7086    0.7118    0.7150
      61         0.6895    0.6924    0.6954    0.6986    0.7018
      62         0.6760    0.6789    0.6819    0.6850    0.6882
      63         0.6621    0.6650    0.6680    0.6711    0.6743
      64         0.6478    0.6507    0.6536    0.6567    0.6599
      65         0.6332    0.6360    0.6389    0.6420    0.6452
      66         0.6182    0.6210    0.6239    0.6269    0.6301
      67         0.6029    0.6057    0.6086    0.6116    0.6147
      68         0.5873    0.5901    0.5929    0.5959    0.5989
      69         0.5714    0.5742    0.5770    0.5799    0.5829
      70         0.5554    0.5581    0.5608    0.5637    0.5667
      71         0.5392    0.5419    0.5446    0.5474    0.5503
      72         0.5231    0.5256    0.5283    0.5311    0.5340
      73         0.5069    0.5094    0.5120    0.5148    0.5176
      74         0.4906    0.4931    0.4957    0.4984    0.5011
      75         0.4743    0.4767    0.4792    0.4819    0.4846
      76         0.4579    0.4602    0.4627    0.4653    0.4679
      77         0.4415    0.4438    0.4462    0.4487    0.4512
      78         0.4252    0.4274    0.4298    0.4322    0.4347
      79         0.4092    0.4114    0.4136    0.4160    0.4185
      80         0.3935    0.3956    0.3978    0.4001    0.4025
      81         0.3781    0.3802    0.3823    0.3846    0.3869
      82         0.3631    0.3651    0.3672    0.3694    0.3716
      83         0.3484    0.3504    0.3524    0.3545    0.3567
      84         0.3341    0.3360    0.3379    0.3399    0.3421
      85         0.3201    0.3219    0.3238    0.3257    0.3278
      86         0.3064    0.3081    0.3099    0.3118    0.3138
      87         0.2930    0.2947    0.2964    0.2982    0.3001
      88         0.2798    0.2815    0.2832    0.2849    0.2867
      89         0.2670    0.2685    0.2702    0.2719    0.2736
      90         0.2544    0.2559    0.2575    0.2591    0.2608
      91         0.2421    0.2435    0.2450    0.2466    0.2482
      92         0.2301    0.2315    0.2329    0.2344    0.2359
      93         0.2182    0.2196    0.2209    0.2223    0.2238
      94         0.2065    0.2078    0.2091    0.2104    0.2119
      95         0.1951    0.1963    0.1976    0.1989    0.2002
      96         0.1841    0.1853    0.1864    0.1877    0.1889
      97         0.1735    0.1746    0.1757    0.1768    0.1781
      98         0.1631    0.1641    0.1652    0.1663    0.1674
      99         0.1530    0.1539    0.1549    0.1560    0.1570

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00%
   (Except at frozen ages)


    Unisex                          Unisex
Participant Age                Beneficiary Age
     Years                          Years

                   25        26        27        28        29
      20         0.9774    0.9786    0.9797    0.9808    0.9818
      21         0.9756    0.9768    0.9780    0.9791    0.9802
      22         0.9736    0.9749    0.9761    0.9773    0.9785
      23         0.9714    0.9728    0.9741    0.9754    0.9767
      24         0.9691    0.9705    0.9720    0.9733    0.9747
      25         0.9666    0.9681    0.9696    0.9711    0.9726
      26         0.9640    0.9656    0.9672    0.9687    0.9702
      27         0.9611    0.9628    0.9645    0.9661    0.9678
      28         0.9581    0.9599    0.9617    0.9634    0.9651
      29         0.9549    0.9567    0.9586    0.9604    0.9622
      30         0.9514    0.9534    0.9554    0.9573    0.9592
      31         0.9478    0.9499    0.9519    0.9539    0.9559
      32         0.9439    0.9461    0.9482    0.9503    0.9524
      33         0.9398    0.9421    0.9443    0.9465    0.9487
      34         0.9355    0.9378    0.9401    0.9424    0.9447
      35         0.9309    0.9333    0.9357    0.9381    0.9405
      36         0.9261    0.9286    0.9311    0.9336    0.9360
      37         0.9210    0.9236    0.9261    0.9287    0.9313
      38         0.9157    0.9183    0.9209    0.9236    0.9263
      39         0.9100    0.9127    0.9155    0.9182    0.9210
      40         0.9041    0.9069    0.9097    0.9125    0.9154
      41         0.8979    0.9007    0.9036    0.9065    0.9094
      42         0.8914    0.8943    0.8972    0.9002    0.9032
      43         0.8846    0.8875    0.8905    0.8936    0.8967
      44         0.8774    0.8805    0.8835    0.8867    0.8898
      45         0.8700    0.8731    0.8762    0.8794    0.8827
      46         0.8623    0.8654    0.8686    0.8719    0.8752
      47         0.8543    0.8575    0.8607    0.8640    0.8674
      48         0.8459    0.8492    0.8525    0.8558    0.8593
      49         0.8373    0.8406    0.8439    0.8473    0.8508
      50         0.8283    0.8316    0.8350    0.8385    0.8420
      51         0.8190    0.8224    0.8258    0.8293    0.8329
      52         0.8094    0.8127    0.8162    0.8197    0.8234
      53         0.7994    0.8028    0.8063    0.8098    0.8135
      54         0.7890    0.7924    0.7959    0.7995    0.8032
      55         0.7783    0.7817    0.7852    0.7889    0.7926
      56         0.7671    0.7706    0.7741    0.7778    0.7815
      57         0.7556    0.7590    0.7626    0.7662    0.7700
      58         0.7436    0.7470    0.7506    0.7543    0.7581
      59         0.7312    0.7346    0.7382    0.7419    0.7457
      60         0.7184    0.7218    0.7254    0.7291    0.7329
      61         0.7052    0.7086    0.7122    0.7158    0.7196
      62         0.6916    0.6950    0.6986    0.7022    0.7060
      63         0.6776    0.6810    0.6845    0.6882    0.6920
      64         0.6632    0.6666    0.6701    0.6738    0.6775
      65         0.6484    0.6518    0.6553    0.6589    0.6627
      66         0.6333    0.6367    0.6401    0.6437    0.6475
      67         0.6179    0.6212    0.6246    0.6282    0.6319
      68         0.6021    0.6054    0.6088    0.6123    0.6160
      69         0.5860    0.5893    0.5926    0.5961    0.5997
      70         0.5698    0.5730    0.5763    0.5797    0.5833
      71         0.5534    0.5565    0.5598    0.5632    0.5667
      72         0.5370    0.5401    0.5433    0.5466    0.5501
      73         0.5205    0.5236    0.5267    0.5300    0.5334
      74         0.5040    0.5070    0.5101    0.5133    0.5167
      75         0.4874    0.4903    0.4934    0.4965    0.4998
      76         0.4707    0.4735    0.4765    0.4796    0.4828
      77         0.4539    0.4567    0.4596    0.4627    0.4658
      78         0.4374    0.4401    0.4429    0.4459    0.4489
      79         0.4210    0.4237    0.4264    0.4293    0.4323
      80         0.4050    0.4076    0.4102    0.4130    0.4159
      81         0.3893    0.3918    0.3944    0.3971    0.4000
      82         0.3740    0.3764    0.3789    0.3816    0.3843
      83         0.3589    0.3613    0.3638    0.3663    0.3690
      84         0.3443    0.3465    0.3489    0.3514    0.3540
      85         0.3299    0.3321    0.3344    0.3368    0.3393
      86         0.3159    0.3180    0.3202    0.3225    0.3250
      87         0.3021    0.3042    0.3063    0.3086    0.3109
      88         0.2887    0.2906    0.2927    0.2949    0.2971
      89         0.2755    0.2774    0.2794    0.2814    0.2836
      90         0.2625    0.2644    0.2663    0.2683    0.2703
      91         0.2499    0.2517    0.2535    0.2554    0.2574
      92         0.2375    0.2392    0.2410    0.2428    0.2447
      93         0.2254    0.2270    0.2287    0.2304    0.2322
      94         0.2133    0.2149    0.2165    0.2181    0.2199
      95         0.2016    0.2031    0.2046    0.2062    0.2078
      96         0.1903    0.1917    0.1931    0.1946    0.1962
      97         0.1793    0.1806    0.1820    0.1834    0.1849
      98         0.1686    0.1699    0.1712    0.1725    0.1739
      99         0.1582    0.1593    0.1606    0.1618    0.1632

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00%
   (Except at frozen ages)

                                    Unisex
    Unisex                     Beneficiary Age
Participant Age                     Years
     Years
                   30        31        32        33        34
      20         0.9828    0.9837    0.9847    0.9855    0.9864
      21         0.9813    0.9823    0.9833    0.9843    0.9852
      22         0.9797    0.9808    0.9818    0.9829    0.9838
      23         0.9779    0.9791    0.9802    0.9813    0.9824
      24         0.9760    0.9773    0.9785    0.9797    0.9808
      25         0.9740    0.9753    0.9766    0.9779    0.9791
      26         0.9717    0.9732    0.9746    0.9759    0.9773
      27         0.9693    0.9709    0.9724    0.9738    0.9752
      28         0.9668    0.9684    0.9700    0.9716    0.9731
      29         0.9640    0.9657    0.9674    0.9691    0.9707
      30         0.9610    0.9629    0.9647    0.9664    0.9681
      31         0.9579    0.9598    0.9617    0.9636    0.9654
      32         0.9545    0.9565    0.9585    0.9605    0.9624
      33         0.9509    0.9530    0.9551    0.9572    0.9592
      34         0.9470    0.9492    0.9515    0.9536    0.9558
      35         0.9429    0.9452    0.9476    0.9499    0.9521
      36         0.9385    0.9410    0.9434    0.9458    0.9482
      37         0.9339    0.9364    0.9390    0.9415    0.9440
      38         0.9289    0.9316    0.9343    0.9369    0.9395
      39         0.9237    0.9265    0.9293    0.9320    0.9348
      40         0.9182    0.9211    0.9239    0.9268    0.9297
      41         0.9124    0.9154    0.9183    0.9213    0.9243
      42         0.9063    0.9093    0.9124    0.9155    0.9186
      43         0.8998    0.9030    0.9061    0.9093    0.9125
      44         0.8930    0.8963    0.8995    0.9028    0.9061
      45         0.8859    0.8893    0.8926    0.8960    0.8994
      46         0.8785    0.8819    0.8854    0.8889    0.8924
      47         0.8708    0.8743    0.8778    0.8814    0.8850
      48         0.8628    0.8663    0.8699    0.8736    0.8773
      49         0.8544    0.8580    0.8617    0.8654    0.8692
      50         0.8456    0.8493    0.8531    0.8569    0.8608
      51         0.8365    0.8403    0.8441    0.8480    0.8519
      52         0.8271    0.8309    0.8347    0.8387    0.8427
      53         0.8172    0.8211    0.8250    0.8290    0.8331
      54         0.8070    0.8109    0.8149    0.8190    0.8231
      55         0.7964    0.8003    0.8044    0.8085    0.8127
      56         0.7854    0.7893    0.7934    0.7976    0.8018
      57         0.7739    0.7779    0.7820    0.7862    0.7905
      58         0.7620    0.7660    0.7701    0.7743    0.7787
      59         0.7496    0.7536    0.7578    0.7620    0.7664
      60         0.7368    0.7408    0.7450    0.7493    0.7537
      61         0.7236    0.7276    0.7318    0.7361    0.7405
      62         0.7099    0.7140    0.7182    0.7225    0.7269
      63         0.6959    0.6999    0.7041    0.7084    0.7129
      64         0.6814    0.6855    0.6896    0.6939    0.6984
      65         0.6666    0.6706    0.6747    0.6790    0.6834
      66         0.6513    0.6553    0.6594    0.6637    0.6681
      67         0.6357    0.6397    0.6438    0.6480    0.6524
      68         0.6198    0.6237    0.6278    0.6320    0.6363
      69         0.6035    0.6074    0.6114    0.6156    0.6199
      70         0.5870    0.5908    0.5948    0.5990    0.6032
      71         0.5704    0.5742    0.5781    0.5822    0.5864
      72         0.5537    0.5574    0.5613    0.5654    0.5695
      73         0.5370    0.5407    0.5445    0.5485    0.5526
      74         0.5202    0.5238    0.5275    0.5314    0.5355
      75         0.5032    0.5068    0.5104    0.5143    0.5183
      76         0.4862    0.4896    0.4932    0.4970    0.5009
      77         0.4691    0.4725    0.4760    0.4797    0.4835
      78         0.4521    0.4554    0.4589    0.4625    0.4662
      79         0.4354    0.4386    0.4420    0.4455    0.4492
      80         0.4190    0.4221    0.4254    0.4288    0.4324
      81         0.4029    0.4060    0.4092    0.4125    0.4159
      82         0.3872    0.3901    0.3932    0.3965    0.3999
      83         0.3718    0.3746    0.3777    0.3808    0.3841
      84         0.3567    0.3595    0.3624    0.3654    0.3686
      85         0.3419    0.3446    0.3474    0.3504    0.3535
      86         0.3275    0.3301    0.3328    0.3357    0.3387
      87         0.3133    0.3159    0.3185    0.3213    0.3241
      88         0.2994    0.3019    0.3044    0.3071    0.3099
      89         0.2858    0.2882    0.2906    0.2932    0.2959
      90         0.2725    0.2748    0.2771    0.2796    0.2822
      91         0.2595    0.2617    0.2639    0.2663    0.2688
      92         0.2467    0.2488    0.2510    0.2532    0.2556
      93         0.2341    0.2361    0.2382    0.2404    0.2426
      94         0.2217    0.2236    0.2256    0.2276    0.2298
      95         0.2096    0.2114    0.2132    0.2152    0.2173
      96         0.1978    0.1995    0.2013    0.2032    0.2052
      97         0.1865    0.1881    0.1898    0.1916    0.1934
      98         0.1754    0.1770    0.1786    0.1803    0.1820
      99         0.1646    0.1660    0.1675    0.1691    0.1708

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00%
   (Except at frozen ages)

                                    Unisex
    Unisex                     Beneficiary Age
Participant Age                     Years
     Years
                   35        36        37        38        39
      20         0.9872    0.9880    0.9887    0.9894    0.9900
      21         0.9860    0.9869    0.9877    0.9884    0.9891
      22         0.9848    0.9857    0.9866    0.9874    0.9882
      23         0.9834    0.9844    0.9853    0.9862    0.9871
      24         0.9819    0.9830    0.9840    0.9850    0.9859
      25         0.9803    0.9814    0.9825    0.9836    0.9846
      26         0.9785    0.9798    0.9809    0.9821    0.9831
      27         0.9766    0.9779    0.9792    0.9804    0.9816
      28         0.9745    0.9759    0.9773    0.9786    0.9799
      29         0.9723    0.9738    0.9752    0.9766    0.9780
      30         0.9698    0.9714    0.9730    0.9745    0.9760
      31         0.9672    0.9689    0.9706    0.9722    0.9738
      32         0.9643    0.9661    0.9679    0.9697    0.9714
      33         0.9612    0.9632    0.9651    0.9670    0.9688
      34         0.9579    0.9600    0.9620    0.9640    0.9659
      35         0.9544    0.9566    0.9587    0.9608    0.9629
      36         0.9506    0.9529    0.9552    0.9574    0.9596
      37         0.9465    0.9489    0.9513    0.9537    0.9560
      38         0.9421    0.9447    0.9472    0.9497    0.9522
      39         0.9375    0.9402    0.9429    0.9455    0.9481
      40         0.9325    0.9354    0.9382    0.9409    0.9437
      41         0.9272    0.9302    0.9331    0.9361    0.9389
      42         0.9216    0.9247    0.9278    0.9308    0.9339
      43         0.9157    0.9189    0.9221    0.9253    0.9285
      44         0.9095    0.9128    0.9161    0.9194    0.9228
      45         0.9029    0.9063    0.9098    0.9132    0.9167
      46         0.8959    0.8995    0.9031    0.9067    0.9103
      47         0.8887    0.8923    0.8960    0.8998    0.9035
      48         0.8810    0.8848    0.8886    0.8925    0.8963
      49         0.8730    0.8769    0.8809    0.8848    0.8888
      50         0.8647    0.8687    0.8727    0.8768    0.8809
      51         0.8560    0.8601    0.8642    0.8684    0.8726
      52         0.8468    0.8510    0.8553    0.8596    0.8639
      53         0.8373    0.8416    0.8459    0.8503    0.8548
      54         0.8274    0.8317    0.8361    0.8406    0.8452
      55         0.8170    0.8214    0.8259    0.8305    0.8352
      56         0.8062    0.8107    0.8152    0.8199    0.8247
      57         0.7949    0.7994    0.8041    0.8088    0.8137
      58         0.7832    0.7877    0.7924    0.7972    0.8022
      59         0.7709    0.7755    0.7803    0.7852    0.7901
      60         0.7582    0.7629    0.7677    0.7726    0.7776
      61         0.7451    0.7498    0.7546    0.7595    0.7646
      62         0.7315    0.7362    0.7410    0.7460    0.7512
      63         0.7174    0.7222    0.7270    0.7321    0.7372
      64         0.7030    0.7077    0.7126    0.7176    0.7228
      65         0.6880    0.6928    0.6976    0.7027    0.7079
      66         0.6727    0.6774    0.6823    0.6873    0.6925
      67         0.6570    0.6617    0.6665    0.6716    0.6768
      68         0.6409    0.6455    0.6504    0.6554    0.6606
      69         0.6244    0.6291    0.6339    0.6389    0.6440
      70         0.6077    0.6123    0.6171    0.6220    0.6272
      71         0.5908    0.5954    0.6001    0.6050    0.6101
      72         0.5739    0.5784    0.5831    0.5879    0.5930
      73         0.5569    0.5613    0.5659    0.5707    0.5757
      74         0.5397    0.5441    0.5487    0.5534    0.5583
      75         0.5224    0.5267    0.5312    0.5359    0.5407
      76         0.5050    0.5092    0.5136    0.5182    0.5230
      77         0.4875    0.4916    0.4960    0.5004    0.5051
      78         0.4701    0.4742    0.4784    0.4828    0.4874
      79         0.4530    0.4569    0.4611    0.4654    0.4698
      80         0.4361    0.4400    0.4440    0.4482    0.4526
      81         0.4196    0.4233    0.4273    0.4314    0.4356
      82         0.4034    0.4070    0.4109    0.4148    0.4190
      83         0.3875    0.3911    0.3948    0.3987    0.4027
      84         0.3719    0.3754    0.3790    0.3828    0.3867
      85         0.3567    0.3600    0.3635    0.3672    0.3710
      86         0.3418    0.3450    0.3484    0.3519    0.3556
      87         0.3271    0.3303    0.3335    0.3370    0.3406
      88         0.3128    0.3158    0.3190    0.3223    0.3257
      89         0.2987    0.3016    0.3046    0.3078    0.3112
      90         0.2849    0.2877    0.2906    0.2937    0.2969
      91         0.2713    0.2740    0.2769    0.2798    0.2829
      92         0.2581    0.2607    0.2634    0.2662    0.2692
      93         0.2450    0.2475    0.2501    0.2528    0.2556
      94         0.2321    0.2344    0.2369    0.2395    0.2422
      95         0.2194    0.2217    0.2240    0.2265    0.2291
      96         0.2072    0.2094    0.2116    0.2139    0.2164
      97         0.1954    0.1974    0.1996    0.2018    0.2041
      98         0.1839    0.1858    0.1878    0.1899    0.1921
      99         0.1725    0.1743    0.1762    0.1782    0.1803

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00%
           (Except at frozen ages)

                                        Unisex
    Unisex                         Beneficiary Age
Participant Age                         Years
     Years
                        40       41        42        43        44
      20             0.9907    0.9913    0.9918    0.9924    0.9929
      21             0.9898    0.9905    0.9911    0.9917    0.9922
      22             0.9889    0.9896    0.9903    0.9909    0.9915
      23             0.9879    0.9887    0.9894    0.9901    0.9907
      24             0.9868    0.9876    0.9884    0.9892    0.9899
      25             0.9855    0.9864    0.9873    0.9881    0.9889
      26             0.9842    0.9852    0.9861    0.9870    0.9879
      27             0.9827    0.9838    0.9848    0.9858    0.9867
      28             0.9811    0.9822    0.9834    0.9844    0.9854
      29             0.9793    0.9806    0.9818    0.9829    0.9840
      30             0.9774    0.9787    0.9801    0.9813    0.9825
      31             0.9753    0.9768    0.9782    0.9795    0.9808
      32             0.9730    0.9746    0.9761    0.9775    0.9789
      33             0.9705    0.9722    0.9738    0.9754    0.9769
      34             0.9678    0.9696    0.9714    0.9731    0.9747
      35             0.9649    0.9668    0.9687    0.9705    0.9723
      36             0.9617    0.9638    0.9658    0.9678    0.9697
      37             0.9583    0.9605    0.9627    0.9648    0.9668
      38             0.9546    0.9570    0.9593    0.9615    0.9637
      39             0.9506    0.9531    0.9556    0.9580    0.9603
      40             0.9464    0.9490    0.9516    0.9541    0.9566
      41             0.9418    0.9446    0.9473    0.9500    0.9527
      42             0.9369    0.9398    0.9427    0.9456    0.9484
      43             0.9316    0.9347    0.9378    0.9408    0.9438
      44             0.9260    0.9293    0.9325    0.9357    0.9389
      45             0.9201    0.9235    0.9269    0.9303    0.9336
      46             0.9138    0.9174    0.9210    0.9245    0.9280
      47             0.9072    0.9109    0.9147    0.9183    0.9220
      48             0.9002    0.9041    0.9080    0.9118    0.9157
      49             0.8928    0.8969    0.9009    0.9049    0.9089
      50             0.8851    0.8892    0.8934    0.8976    0.9018
      51             0.8769    0.8812    0.8856    0.8899    0.8942
      52             0.8683    0.8728    0.8772    0.8817    0.8863
      53             0.8593    0.8639    0.8685    0.8732    0.8778
      54             0.8498    0.8545    0.8593    0.8641    0.8689
      55             0.8399    0.8447    0.8496    0.8546    0.8595
      56             0.8295    0.8344    0.8394    0.8445    0.8496
      57             0.8186    0.8236    0.8287    0.8339    0.8392
      58             0.8072    0.8123    0.8175    0.8228    0.8282
      59             0.7952    0.8004    0.8058    0.8112    0.8167
      60             0.7828    0.7881    0.7935    0.7990    0.8046
      61             0.7699    0.7752    0.7807    0.7863    0.7920
      62             0.7564    0.7619    0.7674    0.7731    0.7789
      63             0.7425    0.7480    0.7536    0.7594    0.7652
      64             0.7281    0.7336    0.7393    0.7451    0.7510
      65             0.7133    0.7188    0.7245    0.7303    0.7363
      66             0.6979    0.7035    0.7092    0.7151    0.7211
      67             0.6821    0.6877    0.6934    0.6993    0.7054
      68             0.6660    0.6715    0.6772    0.6831    0.6892
      69             0.6494    0.6549    0.6606    0.6665    0.6726
      70             0.6325    0.6380    0.6437    0.6496    0.6557
      71             0.6154    0.6209    0.6265    0.6324    0.6385
      72             0.5982    0.6036    0.6093    0.6151    0.6211
      73             0.5809    0.5863    0.5918    0.5976    0.6036
      74             0.5634    0.5687    0.5742    0.5800    0.5859
      75             0.5458    0.5510    0.5564    0.5621    0.5680
      76             0.5279    0.5331    0.5384    0.5440    0.5498
      77             0.5100    0.5151    0.5203    0.5258    0.5315
      78             0.4922    0.4971    0.5023    0.5077    0.5133
      79             0.4745    0.4794    0.4845    0.4897    0.4952
      80             0.4571    0.4619    0.4669    0.4720    0.4774
      81             0.4401    0.4447    0.4496    0.4546    0.4599
      82             0.4234    0.4279    0.4326    0.4376    0.4427
      83             0.4069    0.4114    0.4160    0.4208    0.4258
      84             0.3908    0.3951    0.3996    0.4043    0.4092
      85             0.3750    0.3792    0.3835    0.3881    0.3929
      86             0.3595    0.3636    0.3678    0.3722    0.3768
      87             0.3443    0.3482    0.3523    0.3566    0.3611
      88             0.3294    0.3331    0.3371    0.3413    0.3456
      89             0.3147    0.3183    0.3222    0.3262    0.3303
      90             0.3003    0.3038    0.3075    0.3113    0.3154
      91             0.2861    0.2895    0.2931    0.2968    0.3007
      92             0.2723    0.2755    0.2789    0.2825    0.2862
      93             0.2486    0.2617    0.2650    0.2684    0.2720
      94             0.2450    0.2480    0.2511    0.2544    0.2579
      95             0.2318    0.2347    0.2376    0.2408    0.2440
      96             0.2190    0.2217    0.2245    0.2275    0.2306
      97             0.2066    0.2092    0.2119    0.2147    0.2177
      98             0.1945    0.1969    0.1995    0.2021    0.2050
      99             0.1825    0.1848    0.1873    0.1898    0.1925


FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at frozen ages)


    Unisex                             Unisex
Participant Age                   Beneficiary Age
     Years                             Years

                     45        46        47        48        49
      20           0.9933    0.9938    0.9942    0.9946    0.9950
      21           0.9927    0.9932    0.9937    0.9941    0.9945
      22           0.9921    0.9926    0.9931    0.9936    0.9940
      23           0.9914    0.9919    0.9925    0.9930    0.9935
      24           0.9905    0.9912    0.9918    0.9924    0.9929
      25           0.9897    0.9904    0.9910    0.9916    0.9922
      26           0.9887    0.9894    0.9902    0.9908    0.9915
      27           0.9876    0.9884    0.9892    0.9900    0.9907
      28           0.9864    0.9873    0.9882    0.9890    0.9898
      29           0.9851    0.9861    0.9870    0.9879    0.9887
      30           0.9836    0.9847    0.9857    0.9867    0.9876
      31           0.9820    0.9832    0.9843    0.9854    0.9864
      32           0.9803    0.9816    0.9828    0.9839    0.9850
      33           0.9784    0.9798    0.9811    0.9823    0.9835
      34           0.9763    0.9778    0.9792    0.9806    0.9819
      35           0.9740    0.9756    0.9772    0.9786    0.9801
      36           0.9715    0.9732    0.9749    0.9765    0.9781
      37           0.9687    0.9706    0.9725    0.9742    0.9759
      38           0.9658    0.9678    0.9698    0.9717    0.9735
      39           0.9625    0.9647    0.9668    0.9689    0.9708
      40           0.9590    0.9614    0.9636    0.9658    0.9679
      41           0.9552    0.9577    0.9602    0.9625    0.9648
      42           0.9511    0.9538    0.9564    0.9589    0.9614
      43           0.9467    0.9495    0.9523    0.9550    0.9576
      44           0.9419    0.9450    0.9479    0.9508    0.9536
      45           0.9369    0.9401    0.9432    0.9463    0.9493
      46           0.9314    0.9348    0.9381    0.9414    0.9446
      47           0.9256    0.9292    0.9327    0.9362    0.9396
      48           0.9195    0.9232    0.9269    0.9306    0.9342
      49           0.9129    0.9169    0.9208    0.9246    0.9284
      50           0.9060    0.9101    0.9142    0.9183    0.9223
      51           0.8986    0.9029    0.9072    0.9115    0.9157
      52           0.8908    0.8953    0.8998    0.9043    0.9087
      53           0.8825    0.8872    0.8919    0.8966    0.9013
      54           0.8738    0.8787    0.8835    0.8884    0.8933
      55           0.8646    0.8696    0.8747    0.8798    0.8848
      56           0.8548    0.8600    0.8653    0.8705    0.8758
      57           0.8445    0.8499    0.8553    0.8608    0.8663
      58           0.8337    0.8392    0.8448    0.8504    0.8561
      59           0.8223    0.8280    0.8337    0.8395    0.8454
      60           0.8103    0.8161    0.8220    0.8280    0.8340
      61           0.7979    0.8038    0.8098    0.8159    0.8221
      62           0.7848    0.7909    0.7970    0.8033    0.8096
      63           0.7713    0.7774    0.7837    0.7901    0.7966
      64           0.7571    0.7634    0.7697    0.7762    0.7829
      65           0.7425    0.7488    0.7553    0.7619    0.7686
      66           0.7273    0.7337    0.7402    0.7469    0.7538
      67           0.7117    0.7181    0.7247    0.7314    0.7384
      68           0.6955    0.7020    0.7086    0.7154    0.7224
      69           0.6789    0.6854    0.6921    0.6989    0.7060
      70           0.6620    0.6684    0.6751    0.6820    0.6891
      71           0.6447    0.6512    0.6579    0.6648    0.6719
      72           0.6274    0.6338    0.6405    0.6474    0.6545
      73           0.6098    0.6162    0.6229    0.6297    0.6368
      74           0.5921    0.5984    0.6050    0.6119    0.6189
      75           0.5740    0.5804    0.5869    0.5937    0.6007
      76           0.5558    0.5621    0.5685    0.5752    0.5822
      77           0.5374    0.5436    0.5500    0.5566    0.5635
      78           0.5191    0.5252    0.5315    0.5380    0.5448
      79           0.5010    0.5069    0.5131    0.5195    0.5262
      80           0.4830    0.4889    0.4949    0.5013    0.5078
      81           0.4654    0.4711    0.4771    0.4833    0.4897
      82           0.4481    0.4537    0.4595    0.4656    0.4719
      83           0.4310    0.4365    0.4422    0.4481    0.4543
      84           0.4143    0.4196    0.4251    0.4309    0.4370
      85           0.3978    0.4030    0.4084    0.4140    0.4199
      86           0.3816    0.3867    0.3919    0.3974    0.4032
      87           0.3658    0.3706    0.3757    0.3811    0.3866
      88           0.3501    0.3548    0.3598    0.3650    0.3704
      89           0.3347    0.3393    0.3441    0.3491    0.3543
      90           0.3196    0.3240    0.3286    0.3335    0.3385
      91           0.3048    0.3090    0.3135    0.3181    0.3230
      92           0.2902    0.2943    0.2985    0.3030    0.3077
      93           0.2758    0.2797    0.2838    0.2881    0.2926
      94           0.2614    0.2652    0.2691    0.2733    0.2776
      95           0.2475    0.2511    0.2548    0.2588    0.2629
      96           0.2339    0.2373    0.2409    0.2447    0.2486
      97           0.2208    0.2240    0.2275    0.2310    0.2348
      98           0.2079    0.2110    0.2143    0.2177    0.2212
      99           0.1953    0.1982    0.2013    0.2045    0.2079

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at frozen ages)

    Unisex                               Unisex
Participant Age                      Beneficiary Age
     Years                               Years

                           50        51        52        53        54
                 20    0.9953    0.9957    0.9960    0.9963    0.9965
                 21    0.9949    0.9953    0.9956    0.9959    0.9962
                 22    0.9945    0.9949    0.9952    0.9956    0.9959
                 23    0.9940    0.9944    0.9948    0.9952    0.9955
                 24    0.9934    0.9939    0.9943    0.9947    0.9951
                 25    0.9928    0.9933    0.9938    0.9943    0.9947
                 26    0.9921    0.9927    0.9932    0.9937    0.9942
                 27    0.9913    0.9920    0.9925    0.9931    0.9936
                 28    0.9905    0.9912    0.9918    0.9924    0.9930
                 29    0.9895    0.9903    0.9910    0.9917    0.9923
                 30    0.9885    0.9893    0.9901    0.9908    0.9915
                 31    0.9874    0.9883    0.9891    0.9899    0.9907
                 32    0.9861    0.9871    0.9880    0.9889    0.9897
                 33    0.9847    0.9858    0.9868    0.9878    0.9887
                 34    0.9831    0.9843    0.9854    0.9865    0.9875
                 35    0.9814    0.9827    0.9839    0.9851    0.9862
                 36    0.9795    0.9809    0.9823    0.9835    0.9847
                 37    0.9775    0.9790    0.9805    0.9818    0.9832
                 38    0.9752    0.9769    0.9784    0.9800    0.9814
                 39    0.9727    0.9745    0.9762    0.9779    0.9794
                 40    0.9700    0.9719    0.9738    0.9756    0.9773
                 41    0.9670    0.9691    0.9711    0.9731    0.9749
                 42    0.9637    0.9660    0.9682    0.9703    0.9723
                 43    0.9602    0.9626    0.9650    0.9673    0.9695
                 44    0.9563    0.9590    0.9615    0.9640    0.9663
                 45    0.9522    0.9550    0.9578    0.9604    0.9630
                 46    0.9477    0.9507    0.9537    0.9565    0.9593
                 47    0.9429    0.9461    0.9493    0.9523    0.9553
                 48    0.9377    0.9412    0.9445    0.9478    0.9510
                 49    0.9322    0.9359    0.9394    0.9429    0.9463
                 50    0.9263    0.9301    0.9340    0.9377    0.9413
                 51    0.9199    0.9240    0.9281    0.9320    0.9359
                 52    0.9131    0.9175    0.9217    0.9260    0.9301
                 53    0.9059    0.9104    0.9150    0.9194    0.9238
                 54    0.8981    0.9029    0.9077    0.9124    0.9171
                 55    0.8880    0.8920    0.8960    0.9000    0.9030
                 56    0.8790    0.8830    0.8870    0.8920    0.8960
                 57    0.8700    0.8740    0.8790    0.8830    0.8870
                 58    0.8600    0.8650    0.8690    0.8740    0.8780
                 59    0.8500    0.8550    0.8590    0.8630    0.8690
                 60    0.8390    0.8440    0.8480    0.8530    0.8580
                 61    0.8280    0.8320    0.8370    0.8420    0.8470
                 62    0.8160    0.8210    0.8250    0.8300    0.8350
                 63    0.8032    0.8099    0.8166    0.8235    0.8304
                 64    0.7896    0.7965    0.8034    0.8105    0.8176
                 65    0.7755    0.7825    0.7896    0.7968    0.8042
                 66    0.7607    0.7679    0.7751    0.7825    0.7901
                 67    0.7454    0.7527    0.7601    0.7677    0.7753
                 68    0.7296    0.7369    0.7445    0.7521    0.7600
                 69    0.7132    0.7206    0.7283    0.7361    0.7440
                 70    0.6964    0.7039    0.7116    0.7195    0.7275
                 71    0.6792    0.6867    0.6945    0.7025    0.7106
                 72    0.6618    0.6694    0.6772    0.6852    0.6934
                 73    0.6442    0.6517    0.6595    0.6676    0.6759
                 74    0.6262    0.6338    0.6416    0.6496    0.6580
                 75    0.6080    0.6155    0.6233    0.6313    0.6397
                 76    0.5894    0.5969    0.6046    0.6127    0.6210
                 77    0.5706    0.5780    0.5857    0.5937    0.6020
                 78    0.5519    0.5592    0.5668    0.5747    0.5829
                 79    0.5332    0.5404    0.5479    0.5557    0.5639
                 80    0.5147    0.5218    0.5292    0.5369    0.5450
                 81    0.4964    0.5034    0.5107    0.5183    0.5263
                 82    0.4785    0.4853    0.4925    0.5000    0.5078
                 83    0.4608    0.4675    0.4745    0.4818    0.4895
                 84    0.4433    0.4499    0.4567    0.4639    0.4714
                 85    0.4261    0.4325    0.4392    0.4463    0.4536
                 86    0.4091    0.4154    0.4220    0.4288    0.4360
                 87    0.3925    0.3986    0.4049    0.4116    0.4186
                 88    0.3760    0.3819    0.3881    0.3946    0.4014
                 89    0.3598    0.3655    0.3715    0.3778    0.3845
                 90    0.3438    0.3494    0.3552    0.3613    0.3677
                 91    0.3281    0.3335    0.3391    0.3450    0.3512
                 92    0.3127    0.3178    0.3232    0.3289    0.3349
                 93    0.2974    0.3023    0.3075    0.3130    0.3188
                 94    0.2821    0.2869    0.2919    0.2972    0.3027
                 95    0.2672    0.2718    0.2766    0.2816    0.2870
                 96    0.2528    0.2571    0.2617    0.2665    0.2716
                 97    0.2387    0.2429    0.2473    0.2519    0.2567
                 98    0.2250    0.2289    0.2331    0.2375    0.2421
                 99    0.2114    0.2152    0.2191    0.2233    0.2277

FMC CORPORATION - SKULL POINT MINE UNION

Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at
           frozen ages)

    Unisex                                 Unisex
 Participant Age                       Beneficiary Age
     Years                                  Years
                         55        56        57        58        59
      20               0.9968    0.9970    0.9972    0.9975    0.9977
      21               0.9965    0.9968    0.9970    0.9973    0.9975
      22               0.9962    0.9965    0.9968    0.9970    0.9973
      23               0.9959    0.9962    0.9965    0.9968    0.9970
      24               0.9955    0.9959    0.9962    0.9965    0.9968
      25               0.9951    0.9955    0.9958    0.9962    0.9965
      26               0.9946    0.9950    0.9954    0.9958    0.9961
      27               0.9941    0.9946    0.9950    0.9954    0.9958
      28               0.9935    0.9940    0.9945    0.9950    0.9954
      29               0.9929    0.9935    0.9940    0.9945    0.9949
      30               0.9922    0.9928    0.9934    0.9939    0.9944
      31               0.9914    0.9921    0.9927    0.9933    0.9938
      32               0.9905    0.9912    0.9919    0.9926    0.9932
      33               0.9895    0.9903    0.9911    0.9918    0.9925
      34               0.9884    0.9893    0.9902    0.9909    0.9917
      35               0.9872    0.9882    0.9891    0.9900    0.9908
      36               0.9859    0.9870    0.9880    0.9889    0.9898
      37               0.9844    0.9856    0.9867    0.9877    0.9887
      38               0.9827    0.9840    0.9852    0.9864    0.9875
      39               0.9809    0.9823    0.9837    0.9849    0.9861
      40               0.9789    0.9804    0.9819    0.9833    0.9846
      41               0.9767    0.9784    0.9800    0.9815    0.9829
      42               0.9742    0.9761    0.9778    0.9795    0.9810
      43               0.9715    0.9735    0.9754    0.9773    0.9790
      44               0.9686    0.9708    0.9729    0.9748    0.9767
      45               0.9654    0.9678    0.9700    0.9722    0.9742
      46               0.9619    0.9645    0.9669    0.9693    0.9715
      47               0.9582    0.9609    0.9636    0.9661    0.9685
      48               0.9541    0.9570    0.9599    0.9627    0.9653
      49               0.9496    0.9529    0.9559    0.9589    0.9618
      50               0.9449    0.9483    0.9516    0.9548    0.9579
      51               0.9397    0.9434    0.9470    0.9504    0.9538
      52               0.9341    0.9381    0.9419    0.9456    0.9492
      53               0.9281    0.9323    0.9364    0.9404    0.9443
      54               0.9216    0.9261    0.9305    0.9347    0.9389
      55               0.9070    0.9110    0.9150    0.9190    0.9220
      56               0.9000    0.9030    0.9070    0.9110    0.9150
      57               0.8920    0.8950    0.8990    0.9030    0.9080
      58               0.8820    0.8870    0.8910    0.8950    0.8990
      59               0.8730    0.8780    0.8830    0.8870    0.8910
      60               0.8630    0.8680    0.8720    0.8780    0.8820
      61               0.8520    0.8570    0.8620    0.8670    0.8720
      62               0.8410    0.8450    0.8510    0.8560    0.8610
      63               0.8374    0.8444    0.8514    0.8584    0.8654
      64               0.8248    0.8321    0.8394    0.8467    0.8540
      65               0.8116    0.8191    0.8267    0.8343    0.8419
      66               0.7977    0.8054    0.8133    0.8211    0.8291
      67               0.7832    0.7911    0.7992    0.8073    0.8155
      68               0.7680    0.7761    0.7844    0.7928    0.8013
      69               0.7522    0.7605    0.7690    0.7776    0.7863
      70               0.7358    0.7443    0.7529    0.7618    0.7707
      71               0.7190    0.7276    0.7364    0.7454    0.7546
      72               0.7019    0.7106    0.7196    0.7287    0.7380
      73               0.6844    0.6932    0.7023    0.7116    0.7210
      74               0.6666    0.6754    0.6845    0.6939    0.7035
      75               0.6483    0.6572    0.6663    0.6758    0.6855
      76               0.6296    0.6385    0.6477    0.6572    0.6670
      77               0.6106    0.6194    0.6286    0.6382    0.6480
      78               0.5914    0.6003    0.6095    0.6190    0.6288
      79               0.5723    0.5811    0.5903    0.5997    0.6096
      80               0.5533    0.5621    0.5711    0.5805    0.5903
      81               0.5345    0.5432    0.5521    0.5615    0.5712
      82               0.5159    0.5244    0.5333    0.5425    0.5522
      83               0.4975    0.5059    0.5146    0.5238    0.5333
      84               0.4793    0.4875    0.4961    0.5051    0.5145
      85               0.4613    0.4694    0.4778    0.4867    0.4959
      86               0.4435    0.4514    0.4597    0.4684    0.4775
      87               0.4260    0.4337    0.4418    0.4503    0.4592
      88               0.4086    0.4161    0.4240    0.4323    0.4410
      89               0.3914    0.3987    0.4064    0.4145    0.4230
      90               0.3745    0.3815    0.3890    0.3969    0.4051
      91               0.3577    0.3646    0.3719    0.3795    0.3875
      92               0.3412    0.3479    0.3549    0.3623    0.3700
      93               0.3249    0.3313    0.3380    0.3452    0.3527
      94               0.3086    0.3147    0.3212    0.3281    0.3353
      95               0.2926    0.2985    0.3047    0.3113    0.3183
      96               0.2770    0.2826    0.2886    0.2949    0.3016
      97               0.2618    0.2672    0.2730    0.2790    0.2854
      98               0.2470    0.2521    0.2576    0.2633    0.2694
      99               0.2323    0.2372    0.2424    0.2478    0.2537

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at
                     frozen ages)



    Unisex                                 Unisex
 Participant Age                       Beneficiary Age
     Years                                  Years

                          60       61        62        63        64
      20               0.9978    0.9980    0.9982    0.9983    0.9984
      21               0.9977    0.9978    0.9980    0.9982    0.9983
      22               0.9975    0.9977    0.9979    0.9980    0.9982
      23               0.9973    0.9975    0.9977    0.9979    0.9981
      24               0.9970    0.9973    0.9975    0.9977    0.9979
      25               0.9968    0.9970    0.9973    0.9975    0.9977
      26               0.9965    0.9968    0.9970    0.9973    0.9975
      27               0.9961    0.9964    0.9967    0.9970    0.9973
      28               0.9957    0.9961    0.9964    0.9967    0.9970
      29               0.9953    0.9957    0.9961    0.9964    0.9967
      30               0.9949    0.9953    0.9957    0.9961    0.9964
      31               0.9943    0.9948    0.9953    0.9957    0.9961
      32               0.9938    0.9943    0.9948    0.9952    0.9957
      33               0.9931    0.9937    0.9942    0.9947    0.9952
      34               0.9924    0.9930    0.9936    0.9942    0.9947
      35               0.9916    0.9923    0.9929    0.9935    0.9941
      36               0.9906    0.9914    0.9922    0.9928    0.9935
      37               0.9896    0.9905    0.9913    0.9920    0.9927
      38               0.9885    0.9894    0.9903    0.9912    0.9919
      39               0.9872    0.9883    0.9893    0.9902    0.9910
      40               0.9858    0.9870    0.9881    0.9891    0.9900
      41               0.9843    0.9855    0.9867    0.9878    0.9889
      42               0.9825    0.9839    0.9852    0.9864    0.9876
      43               0.9806    0.9821    0.9836    0.9849    0.9862
      44               0.9785    0.9802    0.9817    0.9832    0.9846
      45               0.9762    0.9780    0.9797    0.9814    0.9829
      46               0.9736    0.9756    0.9775    0.9793    0.9810
      47               0.9708    0.9730    0.9751    0.9771    0.9790
      48               0.9678    0.9702    0.9725    0.9746    0.9767
      49               0.9645    0.9671    0.9696    0.9720    0.9742
      50               0.9609    0.9637    0.9664    0.9690    0.9714
      51               0.9570    0.9600    0.9630    0.9658    0.9684
      52               0.9527    0.9560    0.9592    0.9622    0.9651
      53               0.9480    0.9516    0.9551    0.9584    0.9615
      54               0.9429    0.9468    0.9505    0.9541    0.9575
      55               0.9260    0.9290    0.9330    0.9494    0.9531
      56               0.9190    0.9220    0.9260    0.9443    0.9483
      57               0.9120    0.9160    0.9190    0.9387    0.9430
      58               0.9040    0.9080    0.9120    0.9325    0.9372
      59               0.8950    0.9000    0.9050    0.9258    0.9308
      60               0.8860    0.8910    0.8960    0.9185    0.9239
      61               0.8770    0.8810    0.8860    0.9105    0.9163
      62               0.8670    0.8720    0.8770    0.9020    0.9081
      63               0.8724    0.8792    0.8860    0.8927    0.8993
      64               0.8613    0.8685    0.8757    0.8828    0.8897
      65               0.8495    0.8571    0.8646    0.8721    0.8794
      66               0.8370    0.8449    0.8528    0.8607    0.8684
      67               0.8238    0.8320    0.8403    0.8485    0.8567
      68               0.8098    0.8184    0.8270    0.8356    0.8441
      69               0.7951    0.8040    0.8129    0.8219    0.8308
      70               0.7798    0.7889    0.7982    0.8075    0.8168
      71               0.7639    0.7733    0.7828    0.7924    0.8021
      72               0.7476    0.7572    0.7670    0.7769    0.7869
      73               0.7307    0.7406    0.7506    0.7608    0.7711
      74               0.7134    0.7234    0.7337    0.7441    0.7546
      75               0.6955    0.7057    0.7161    0.7267    0.7375
      76               0.6770    0.6873    0.6979    0.7087    0.7197
      77               0.6581    0.6685    0.6792    0.6901    0.7013
      78               0.6390    0.6494    0.6602    0.6712    0.6825
      79               0.6197    0.6302    0.6410    0.6521    0.6635
      80               0.6005    0.6109    0.6218    0.6329    0.6444
      81               0.5813    0.5917    0.6025    0.6137    0.6252
      82               0.5622    0.5726    0.5834    0.5945    0.6060
      83               0.5432    0.5535    0.5642    0.5753    0.5868
      84               0.5243    0.5345    0.5451    0.5561    0.5676
      85               0.5056    0.5156    0.5261    0.5370    0.5484
      86               0.4869    0.4969    0.5072    0.5180    0.5292
      87               0.4685    0.4782    0.4884    0.4990    0.5101
      88               0.4501    0.4597    0.4697    0.4801    0.4910
      89               0.4319    0.4412    0.4510    0.4613    0.4720
      90               0.4138    0.4229    0.4325    0.4425    0.4530
      91               0.3960    0.4048    0.4141    0.4239    0.4342
      92               0.3782    0.3869    0.3959    0.4054    0.4154
      93               0.3606    0.3690    0.3777    0.3870    0.3967
      94               0.3430    0.3510    0.3595    0.3685    0.3779
      95               0.3256    0.3334    0.3416    0.3502    0.3593
      96               0.3087    0.3161    0.3240    0.3323    0.3411
      97               0.2922    0.2993    0.3069    0.3148    0.3233
      98               0.2759    0.2827    0.2900    0.2976    0.3057
      99               0.2598    0.2663    0.2732    0.2805    0.2882

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT Interest: 3.00% (Except at
                     frozen ages)


    Unisex                              Unisex
Participant Age                     Beneficiary Age
     Years                              Years

                         65        66        67        68        69
      20               0.9986    0.9987    0.9988    0.9989    0.9990
      21               0.9985    0.9986    0.9987    0.9988    0.9989
      22               0.9984    0.9985    0.9986    0.9987    0.9989
      23               0.9982    0.9984    0.9985    0.9987    0.9988
      24               0.9981    0.9982    0.9984    0.9985    0.9987
      25               0.9979    0.9981    0.9983    0.9984    0.9986
      26               0.9977    0.9979    0.9981    0.9983    0.9985
      27               0.9975    0.9977    0.9980    0.9981    0.9983
      28               0.9973    0.9975    0.9978    0.9980    0.9982
      29               0.9970    0.9973    0.9976    0.9978    0.9980
      30               0.9967    0.9970    0.9973    0.9976    0.9978
      31               0.9964    0.9967    0.9970    0.9973    0.9976
      32               0.9960    0.9964    0.9967    0.9971    0.9973
      33               0.9956    0.9960    0.9964    0.9967    0.9971
      34               0.9952    0.9956    0.9960    0.9964    0.9968
      35               0.9946    0.9951    0.9956    0.9960    0.9964
      36               0.9941    0.9946    0.9951    0.9956    0.9960
      37               0.9934    0.9940    0.9946    0.9951    0.9955
      38               0.9927    0.9933    0.9939    0.9945    0.9950
      39               0.9918    0.9926    0.9932    0.9939    0.9945
      40               0.9909    0.9917    0.9925    0.9932    0.9938
      41               0.9898    0.9907    0.9916    0.9924    0.9931
      42               0.9887    0.9897    0.9906    0.9915    0.9923
      43               0.9874    0.9885    0.9895    0.9905    0.9914
      44               0.9859    0.9872    0.9883    0.9894    0.9904
      45               0.9844    0.9857    0.9870    0.9881    0.9892
      46               0.9826    0.9841    0.9855    0.9868    0.9880
      47               0.9807    0.9823    0.9839    0.9853    0.9866
      48               0.9786    0.9804    0.9821    0.9837    0.9851
      49               0.9763    0.9783    0.9801    0.9819    0.9835
      50               0.9737    0.9759    0.9780    0.9799    0.9817
      51               0.9710    0.9733    0.9756    0.9777    0.9797
      52               0.9679    0.9705    0.9729    0.9753    0.9774
      53               0.9645    0.9674    0.9700    0.9726    0.9750
      54               0.9608    0.9639    0.9668    0.9696    0.9722
      55               0.9567    0.9601    0.9633    0.9663    0.9692
      56               0.9522    0.9558    0.9594    0.9627    0.9658
      57               0.9472    0.9512    0.9550    0.9586    0.9621
      58               0.9417    0.9460    0.9502    0.9541    0.9579
      59               0.9357    0.9404    0.9449    0.9492    0.9533
      60               0.9291    0.9342    0.9390    0.9437    0.9481
      61               0.9219    0.9274    0.9326    0.9377    0.9425
      62               0.9141    0.9200    0.9256    0.9311    0.9363
      63               0.9057    0.9119    0.9180    0.9239    0.9295
      64               0.8966    0.9032    0.9097    0.9160    0.9221
      65               0.8867    0.8938    0.9007    0.9075    0.9140
      66               0.8761    0.8836    0.8910    0.8982    0.9052
      67               0.8647    0.8727    0.8805    0.8882    0.8957
      68               0.8526    0.8610    0.8693    0.8774    0.8854
      69               0.8397    0.8485    0.8573    0.8659    0.8743
      70               0.8260    0.8353    0.8445    0.8536    0.8625
      71               0.8118    0.8214    0.8310    0.8406    0.8500
      72               0.7969    0.8069    0.8170    0.8269    0.8368
      73               0.7814    0.7918    0.8022    0.8127    0.8230
      74               0.7653    0.7760    0.7868    0.7976    0.8084
      75               0.7484    0.7595    0.7706    0.7818    0.7930
      76               0.7309    0.7422    0.7536    0.7652    0.7768
      77               0.7127    0.7243    0.7360    0.7479    0.7598
      78               0.6941    0.7059    0.7179    0.7300    0.7423
      79               0.6752    0.6872    0.6994    0.7118    0.7244
      80               0.6562    0.6683    0.6807    0.6933    0.7061
      81               0.6371    0.6493    0.6618    0.6745    0.6876
      82               0.6179    0.6302    0.6427    0.6557    0.6688
      83               0.5987    0.6110    0.6236    0.6366    0.6499
      84               0.5794    0.5917    0.6043    0.6174    0.6308
      85               0.5602    0.5724    0.5850    0.5981    0.6115
      86               0.5409    0.5530    0.5656    0.5786    0.5921
      87               0.5217    0.5337    0.5462    0.5591    0.5725
      88               0.5024    0.5143    0.5267    0.5395    0.5529
      89               0.4832    0.4949    0.5071    0.5198    0.5331
      90               0.4640    0.4755    0.4876    0.5001    0.5132
      91               0.4450    0.4562    0.4680    0.4804    0.4933
      92               0.4260    0.4370    0.4485    0.4606    0.4733
      93               0.4069    0.4177    0.4290    0.4408    0.4532
      94               0.3878    0.3983    0.4092    0.4208    0.4329
      95               0.3689    0.3790    0.3897    0.4009    0.4127
      96               0.3504    0.3601    0.3704    0.3813    0.3927
      97               0.3322    0.3416    0.3516    0.3621    0.3731
      98               0.3143    0.3233    0.3329    0.3430    0.3537
      99               0.2964    0.3051    0.3142    0.3239    0.3342

FMC CORPORATION - SKULL POINT MINE UNION

Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at
                     frozen ages)

    Unisex                         Unisex
Participant Age                Beneficiary Age
    Years                          Years
                   70        71        72        73        74
     20         0.9991    0.9992    0.9992    0.9993    0.9994
     21         0.9990    0.9991    0.9992    0.9993    0.9993
     22         0.9990    0.9991    0.9991    0.9992    0.9993
     23         0.9989    0.9990    0.9991    0.9992    0.9992
     24         0.9988    0.9989    0.9990    0.9991    0.9992
     25         0.9987    0.9988    0.9989    0.9990    0.9991
     26         0.9986    0.9987    0.9989    0.9990    0.9991
     27         0.9985    0.9986    0.9988    0.9989    0.9990
     28         0.9983    0.9985    0.9986    0.9988    0.9989
     29         0.9982    0.9984    0.9985    0.9987    0.9988
     30         0.9980    0.9982    0.9984    0.9985    0.9987
     31         0.9978    0.9980    0.9982    0.9984    0.9986
     32         0.9976    0.9978    0.9981    0.9983    0.9984
     33         0.9974    0.9976    0.9979    0.9981    0.9983
     34         0.9971    0.9974    0.9976    0.9979    0.9981
     35         0.9968    0.9971    0.9974    0.9976    0.9979
     36         0.9964    0.9968    0.9971    0.9974    0.9977
     37         0.9960    0.9964    0.9968    0.9971    0.9974
     38         0.9955    0.9960    0.9964    0.9967    0.9971
     39         0.9950    0.9955    0.9960    0.9964    0.9967
     40         0.9944    0.9950    0.9955    0.9959    0.9964
     41         0.9938    0.9944    0.9949    0.9954    0.9959
     42         0.9930    0.9937    0.9943    0.9949    0.9954
     43         0.9922    0.9929    0.9936    0.9943    0.9948
     44         0.9913    0.9921    0.9929    0.9936    0.9942
     45         0.9902    0.9912    0.9920    0.9928    0.9935
     46         0.9891    0.9902    0.9911    0.9920    0.9928
     47         0.9879    0.9890    0.9901    0.9910    0.9919
     48         0.9865    0.9878    0.9889    0.9900    0.9910
     49         0.9850    0.9864    0.9877    0.9889    0.9900
     50         0.9833    0.9849    0.9863    0.9876    0.9888
     51         0.9815    0.9832    0.9848    0.9862    0.9876
     52         0.9795    0.9813    0.9831    0.9847    0.9862
     53         0.9772    0.9793    0.9812    0.9830    0.9846
     54         0.9747    0.9770    0.9791    0.9811    0.9829
     55         0.9719    0.9744    0.9767    0.9789    0.9809
     56         0.9688    0.9715    0.9741    0.9765    0.9787
     57         0.9653    0.9683    0.9712    0.9738    0.9763
     58         0.9614    0.9648    0.9679    0.9708    0.9735
     59         0.9571    0.9608    0.9642    0.9674    0.9704
     60         0.9524    0.9564    0.9601    0.9636    0.9669
     61         0.9471    0.9515    0.9556    0.9594    0.9630
     62         0.9413    0.9461    0.9505    0.9548    0.9587
     63         0.9350    0.9401    0.9450    0.9496    0.9539
     64         0.9280    0.9336    0.9389    0.9439    0.9486
     65         0.9203    0.9264    0.9321    0.9376    0.9427
     66         0.9120    0.9185    0.9247    0.9307    0.9363
     67         0.9030    0.9100    0.9167    0.9231    0.9292
     68         0.8932    0.9007    0.9079    0.9148    0.9214
     69         0.8826    0.8906    0.8984    0.9058    0.9129
     70         0.8713    0.8798    0.8881    0.8960    0.9037
     71         0.8593    0.8683    0.8771    0.8856    0.8938
     72         0.8466    0.8562    0.8655    0.8745    0.8832
     73         0.8333    0.8433    0.8532    0.8627    0.8720
     74         0.8191    0.8297    0.8401    0.8502    0.8600
     75         0.8042    0.8152    0.8261    0.8367    0.8471
     76         0.7884    0.7999    0.8112    0.8224    0.8333
     77         0.7718    0.7838    0.7956    0.8072    0.8187
     78         0.7547    0.7670    0.7792    0.7913    0.8033
     79         0.7371    0.7498    0.7624    0.7749    0.7874
     80         0.7191    0.7321    0.7451    0.7580    0.7709
     81         0.7008    0.7141    0.7274    0.7407    0.7540
     82         0.6823    0.6958    0.7094    0.7231    0.7367
     83         0.6635    0.6772    0.6911    0.7050    0.7190
     84         0.6445    0.6584    0.6724    0.6866    0.7009
     85         0.6253    0.6393    0.6535    0.6679    0.6824
     86         0.6059    0.6200    0.6343    0.6488    0.6635
     87         0.5864    0.6005    0.6149    0.6295    0.6443
     88         0.5666    0.5807    0.5952    0.6098    0.6248
     89         0.5467    0.5608    0.5752    0.5899    0.6049
     90         0.5267    0.5407    0.5550    0.5697    0.5847
     91         0.5067    0.5205    0.5347    0.5492    0.5642
     92         0.4865    0.5001    0.5142    0.5286    0.5435
     93         0.4662    0.4796    0.4934    0.5077    0.5224
     94         0.4455    0.4587    0.4723    0.4863    0.5008
     95         0.4250    0.4379    0.4512    0.4649    0.4792
     96         0.4047    0.4172    0.4302    0.4437    0.4577
     97         0.3848    0.3969    0.4095    0.4226    0.4363
     98         0.3649    0.3766    0.3889    0.4016    0.4149
     99         0.3450    0.3563    0.3681    0.3805    0.3933

FMC CORPORATION - SKULL POINT MINE UNION

Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at
           frozen ages)

    Unisex                                 Unisex
Participant Age                        Beneficiary Age
    Years                                  Years
                         75        76        77        78        79
      20               0.9994    0.9995    0.9995    0.9996    0.9996
      21               0.9994    0.9995    0.9995    0.9996    0.9996
      22               0.9994    0.9994    0.9995    0.9995    0.9996
      23               0.9993    0.9994    0.9994    0.9995    0.9996
      24               0.9993    0.9993    0.9994    0.9995    0.9995
      25               0.9992    0.9993    0.9994    0.9994    0.9995
      26               0.9992    0.9992    0.9993    0.9994    0.9994
      27               0.9991    0.9992    0.9993    0.9993    0.9994
      28               0.9990    0.9991    0.9992    0.9993    0.9994
      29               0.9989    0.9990    0.9991    0.9992    0.9993
      30               0.9988    0.9989    0.9991    0.9992    0.9992
      31               0.9987    0.9989    0.9990    0.9991    0.9992
      32               0.9986    0.9987    0.9989    0.9990    0.9991
      33               0.9985    0.9986    0.9988    0.9989    0.9990
      34               0.9983    0.9985    0.9986    0.9988    0.9989
      35               0.9981    0.9983    0.9985    0.9987    0.9988
      36               0.9979    0.9981    0.9983    0.9985    0.9987
      37               0.9977    0.9979    0.9981    0.9983    0.9985
      38               0.9974    0.9977    0.9979    0.9981    0.9983
      39               0.9971    0.9974    0.9977    0.9979    0.9982
      40               0.9967    0.9971    0.9974    0.9977    0.9979
      41               0.9963    0.9967    0.9971    0.9974    0.9977
      42               0.9959    0.9963    0.9967    0.9971    0.9974
      43               0.9954    0.9959    0.9963    0.9967    0.9970
      44               0.9948    0.9953    0.9958    0.9963    0.9967
      45               0.9942    0.9948    0.9953    0.9958    0.9963
      46               0.9935    0.9942    0.9948    0.9953    0.9958
      47               0.9927    0.9935    0.9941    0.9947    0.9953
      48               0.9919    0.9927    0.9934    0.9941    0.9947
      49               0.9910    0.9919    0.9927    0.9934    0.9941
      50               0.9899    0.9909    0.9919    0.9927    0.9934
      51               0.9888    0.9899    0.9909    0.9919    0.9927
      52               0.9875    0.9888    0.9899    0.9909    0.9919
      53               0.9861    0.9875    0.9887    0.9899    0.9909
      54               0.9845    0.9860    0.9874    0.9887    0.9899
      55               0.9827    0.9844    0.9860    0.9874    0.9887
      56               0.9808    0.9826    0.9844    0.9859    0.9874
      57               0.9785    0.9806    0.9825    0.9843    0.9859
      58               0.9760    0.9783    0.9804    0.9824    0.9842
      59               0.9731    0.9757    0.9780    0.9802    0.9822
      60               0.9699    0.9728    0.9754    0.9778    0.9800
      61               0.9664    0.9695    0.9724    0.9751    0.9775
      62               0.9624    0.9658    0.9691    0.9720    0.9747
      63               0.9580    0.9618    0.9653    0.9686    0.9716
      64               0.9531    0.9572    0.9611    0.9647    0.9681
      65               0.9476    0.9522    0.9565    0.9605    0.9641
      66               0.9416    0.9466    0.9513    0.9557    0.9597
      67               0.9349    0.9404    0.9456    0.9504    0.9549
      68               0.9277    0.9336    0.9392    0.9445    0.9494
      69               0.9197    0.9261    0.9322    0.9380    0.9434
      70               0.9110    0.9180    0.9246    0.9309    0.9368
      71               0.9016    0.9092    0.9164    0.9232    0.9296
      72               0.8917    0.8998    0.9075    0.9149    0.9218
      73               0.8810    0.8897    0.8980    0.9059    0.9134
      74               0.8695    0.8788    0.8877    0.8962    0.9043
      75               0.8572    0.8670    0.8765    0.8856    0.8943
      76               0.8440    0.8544    0.8645    0.8742    0.8835
      77               0.8299    0.8409    0.8516    0.8619    0.8718
      78               0.8151    0.8266    0.8379    0.8488    0.8593
      79               0.7996    0.8117    0.8235    0.8351    0.8462
      80               0.7836    0.7962    0.8086    0.8207    0.8324
      81               0.7672    0.7803    0.7932    0.8058    0.8181
      82               0.7503    0.7638    0.7772    0.7904    0.8032
      83               0.7330    0.7469    0.7608    0.7744    0.7878
      84               0.7152    0.7295    0.7438    0.7579    0.7717
      85               0.6970    0.7116    0.7263    0.7408    0.7552
      86               0.6784    0.6933    0.7083    0.7233    0.7380
      87               0.6594    0.6746    0.6899    0.7051    0.7203
      88               0.6400    0.6554    0.6709    0.6865    0.7020
      89               0.6202    0.6357    0.6515    0.6673    0.6831
      90               0.6000    0.6157    0.6315    0.6475    0.6636
      91               0.5796    0.5952    0.6112    0.6274    0.6436
      92               0.5588    0.5745    0.5905    0.6067    0.6231
      93               0.5376    0.5532    0.5692    0.5854    0.6019
      94               0.5159    0.5313    0.5473    0.5635    0.5799
      95               0.4940    0.5093    0.5251    0.5412    0.5576
      96               0.4722    0.4873    0.5028    0.5188    0.5351
      97               0.4505    0.4653    0.4806    0.4964    0.5125
      98               0.4287    0.4432    0.4582    0.4737    0.4895
      99               0.4068    0.4209    0.4355    0.4506    0.4662

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00% (Except at
                     frozen ages)

    Unisex                                 Unisex
Participant Age                        Beneficiary Age
    Years                                  Years
                        80         81        82        83         84
      20              0.9997     0.9997    0.9997    0.9998     0.9998
      21              0.9996     0.9997    0.9997    0.9997     0.9998
      22              0.9996     0.9997    0.9997    0.9997     0.9998
      23              0.9996     0.9996    0.9997    0.9997     0.9997
      24              0.9996     0.9996    0.9997    0.9997     0.9997
      25              0.9995     0.9996    0.9996    0.9997     0.9997
      26              0.9995     0.9996    0.9996    0.9996     0.9997
      27              0.9995     0.9995    0.9996    0.9996     0.9997
      28              0.9994     0.9995    0.9995    0.9996     0.9996
      29              0.9994     0.9994    0.9995    0.9996     0.9996
      30              0.9993     0.9994    0.9995    0.9995     0.9996
      31              0.9993     0.9993    0.9994    0.9995     0.9995
      32              0.9992     0.9993    0.9994    0.9994     0.9995
      33              0.9991     0.9992    0.9993    0.9994     0.9994
      34              0.9990     0.9991    0.9992    0.9993     0.9994
      35              0.9989     0.9990    0.9992    0.9992     0.9993
      36              0.9988     0.9989    0.9991    0.9992     0.9993
      37              0.9987     0.9988    0.9990    0.9991     0.9992
      38              0.9985     0.9987    0.9988    0.9990     0.9991
      39              0.9984     0.9985    0.9987    0.9989     0.9990
      40              0.9982     0.9984    0.9985    0.9987     0.9989
      41              0.9979     0.9982    0.9984    0.9985     0.9987
      42              0.9977     0.9979    0.9982    0.9984     0.9986
      43              0.9974     0.9977    0.9979    0.9981     0.9984
      44              0.9970     0.9974    0.9976    0.9979     0.9981
      45              0.9967     0.9970    0.9973    0.9976     0.9979
      46              0.9962     0.9967    0.9970    0.9973     0.9976
      47              0.9958     0.9962    0.9967    0.9970     0.9974
      48              0.9953     0.9958    0.9963    0.9967     0.9970
      49              0.9947     0.9953    0.9958    0.9963     0.9967
      50              0.9941     0.9948    0.9953    0.9958     0.9963
      51              0.9935     0.9942    0.9948    0.9954     0.9959
      52              0.9927     0.9935    0.9942    0.9948     0.9954
      53              0.9919     0.9927    0.9935    0.9942     0.9949
      54              0.9909     0.9919    0.9928    0.9935     0.9943
      55              0.9899     0.9909    0.9919    0.9928     0.9936
      56              0.9887     0.9899    0.9910    0.9919     0.9928
      57              0.9873     0.9887    0.9899    0.9910     0.9919
      58              0.9858     0.9873    0.9886    0.9898     0.9909
      59              0.9840     0.9857    0.9872    0.9885     0.9898
      60              0.9820     0.9839    0.9855    0.9871     0.9885
      61              0.9798     0.9818    0.9837    0.9854     0.9870
      62              0.9772     0.9795    0.9816    0.9836     0.9853
      63              0.9744     0.9769    0.9793    0.9814     0.9834
      64              0.9712     0.9740    0.9766    0.9790     0.9812
      65              0.9676     0.9707    0.9736    0.9763     0.9788
      66              0.9635     0.9670    0.9702    0.9732     0.9760
      67              0.9590     0.9629    0.9665    0.9698     0.9728
      68              0.9540     0.9583    0.9622    0.9659     0.9693
      69              0.9484     0.9531    0.9575    0.9616     0.9653
      70              0.9423     0.9475    0.9523    0.9567     0.9609
      71              0.9356     0.9412    0.9465    0.9515     0.9561
      72              0.9284     0.9345    0.9403    0.9457     0.9508
      73              0.9205     0.9272    0.9335    0.9394     0.9450
      74              0.9120     0.9192    0.9261    0.9325     0.9386
      75              0.9026     0.9104    0.9179    0.9249     0.9315
      76              0.8924     0.9008    0.9088    0.9164     0.9236
      77              0.8813     0.8904    0.8990    0.9072     0.9150
      78              0.8695     0.8791    0.8884    0.8972     0.9056
      79              0.8569     0.8672    0.8771    0.8866     0.8956
      80              0.8438     0.8547    0.8652    0.8753     0.8850
      81              0.8301     0.8416    0.8527    0.8634     0.8737
      82              0.8158     0.8279    0.8396    0.8510     0.8619
      83              0.8008     0.8135    0.8259    0.8378     0.8494
      84              0.7853     0.7986    0.8115    0.8241     0.8363
      85              0.7692     0.7830    0.7965    0.8097     0.8225
      86              0.7526     0.7669    0.7809    0.7946     0.8080
      87              0.7353     0.7500    0.7645    0.7788     0.7928
      88              0.7173     0.7325    0.7475    0.7623     0.7768
      89              0.6988     0.7143    0.7298    0.7450     0.7600
      90              0.6796     0.6955    0.7113    0.7270     0.7425
      91              0.6599     0.6761    0.6922    0.7083     0.7242
      92              0.6395     0.6559    0.6724    0.6888     0.7051
      93              0.6185     0.6351    0.6517    0.6684     0.6851
      94              0.5965     0.6133    0.6301    0.6470     0.6640
      95              0.5742     0.5910    0.6079    0.6250     0.6422
      96              0.5516     0.5684    0.5853    0.6025     0.6198
      97              0.5289     0.5455    0.5625    0.5796     0.5971
      98              0.5057     0.5223    0.5391    0.5562     0.5736
      99              0.4821     0.4984    0.5150    0.5320     0.5494

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form: Payable Immediately Life Annuity
Optional Form: Joint Life Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT Beneficiary - 71GAT Interest: 3.00% (Except at
                     frozen ages)


     Unisex                     Unisex
Participant Age            Beneficiary Age
     Years                      Years
              85        86        87        88        89
      20    0.9998    0.9998    0.9998    0.9999    0.9999
      21    0.9998    0.9998    0.9998    0.9999    0.9999
      22    0.9998    0.9998    0.9998    0.9998    0.9999
      23    0.9998    0.9998    0.9998    0.9998    0.9999
      24    0.9998    0.9998    0.9998    0.9998    0.9998
      25    0.9997    0.9998    0.9998    0.9998    0.9998
      26    0.9997    0.9997    0.9998    0.9998    0.9998
      27    0.9997    0.9997    0.9998    0.9998    0.9998
      28    0.9997    0.9997    0.9997    0.9998    0.9998
      29    0.9996    0.9997    0.9997    0.9998    0.9998
      30    0.9996    0.9997    0.9997    0.9997    0.9998
      31    0.9996    0.9996    0.9997    0.9997    0.9997
      32    0.9996    0.9996    0.9996    0.9997    0.9997
      33    0.9995    0.9996    0.9996    0.9997    0.9997
      34    0.9995    0.9995    0.9996    0.9996    0.9997
      35    0.9994    0.9995    0.9995    0.9996    0.9996
      36    0.9994    0.9994    0.9995    0.9996    0.9996
      37    0.9993    0.9994    0.9994    0.9995    0.9996
      38    0.9992    0.9993    0.9994    0.9995    0.9995
      39    0.9991    0.9992    0.9993    0.9994    0.9995
      40    0.9990    0.9991    0.9992    0.9993    0.9994
      41    0.9989    0.9990    0.9991    0.9992    0.9993
      42    0.9987    0.9989    0.9990    0.9991    0.9992
      43    0.9986    0.9987    0.9989    0.9990    0.9991
      44    0.9984    0.9986    0.9987    0.9989    0.9990
      45    0.9981    0.9984    0.9986    0.9987    0.9989
      46    0.9979    0.9982    0.9984    0.9986    0.9987
      47    0.9977    0.9979    0.9982    0.9984    0.9986
      48    0.9974    0.9977    0.9979    0.9982    0.9984
      49    0.9971    0.9974    0.9977    0.9980    0.9982
      50    0.9967    0.9971    0.9974    0.9977    0.9980
      51    0.9963    0.9967    0.9971    0.9975    0.9978
      52    0.9959    0.9964    0.9968    0.9972    0.9975
      53    0.9954    0.9960    0.9964    0.9968    0.9972
      54    0.9949    0.9955    0.9960    0.9965    0.9969
      55    0.9943    0.9950    0.9955    0.9961    0.9965
      56    0.9936    0.9943    0.9950    0.9956    0.9961
      57    0.9928    0.9937    0.9944    0.9951    0.9956
      58    0.9920    0.9929    0.9937    0.9944    0.9951
      59    0.9909    0.9919    0.9929    0.9937    0.9945
      60    0.9898    0.9909    0.9919    0.9929    0.9937
      61    0.9884    0.9897    0.9909    0.9919    0.9929
      62    0.9869    0.9884    0.9897    0.9909    0.9920
      63    0.9852    0.9868    0.9883    0.9896    0.9909
      64    0.9832    0.9851    0.9867    0.9882    0.9896
      65    0.9810    0.9831    0.9849    0.9866    0.9882
      66    0.9785    0.9808    0.9829    0.9848    0.9866
      67    0.9756    0.9782    0.9806    0.9827    0.9847
      68    0.9724    0.9753    0.9779    0.9804    0.9826
      69    0.9688    0.9720    0.9750    0.9777    0.9802
      70    0.9648    0.9683    0.9716    0.9747    0.9774
      71    0.9603    0.9643    0.9679    0.9713    0.9744
      72    0.9555    0.9598    0.9639    0.9676    0.9711
      73    0.9501    0.9550    0.9594    0.9636    0.9674
      74    0.9442    0.9495    0.9545    0.9591    0.9633
      75    0.9377    0.9435    0.9489    0.9540    0.9587
      76    0.9304    0.9367    0.9427    0.9483    0.9535
      77    0.9223    0.9293    0.9358    0.9419    0.9477
      78    0.9136    0.9211    0.9283    0.9350    0.9413
      79    0.9042    0.9124    0.9201    0.9274    0.9343
      80    0.8942    0.9030    0.9114    0.9193    0.9268
      81    0.8836    0.8931    0.9021    0.9106    0.9187
      82    0.8724    0.8825    0.8922    0.9014    0.9101
      83    0.8606    0.8713    0.8816    0.8915    0.9009
      84    0.8481    0.8595    0.8704    0.8810    0.8911
      85    0.8349    0.8469    0.8586    0.8698    0.8806
      86    0.8210    0.8337    0.8460    0.8579    0.8694
      87    0.8064    0.8197    0.8327    0.8453    0.8574
      88    0.7910    0.8050    0.8186    0.8318    0.8447
      89    0.7748    0.7894    0.8036    0.8175    0.8310
      90    0.7578    0.7729    0.7878    0.8023    0.8166
      91    0.7400    0.7557    0.7711    0.7863    0.8012
      92    0.7214    0.7375    0.7535    0.7693    0.7848
      93    0.7018    0.7184    0.7348    0.7512    0.7674
      94    0.6810    0.6980    0.7149    0.7318    0.7486
      95    0.6595    0.6768    0.6941    0.7115    0.7288
      96    0.6373    0.6549    0.6726    0.6903    0.7081
      97    0.6147    0.6324    0.6504    0.6685    0.6867
      98    0.5913    0.6092    0.6273    0.6457    0.6642
      99    0.5670    0.5850    0.6032    0.6217    0.6405

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00% (Except at
                     frozen ages)


     Unisex                            Unisex
Participant Age                   Beneficiary Age
     Years                             Years

                       90      91      92      93     94
       20           0.9999  0.9999  0.9999  0.9999  0.9999
       21           0.9999  0.9999  0.9999  0.9999  0.9999
       22           0.9999  0.9999  0.9999  0.9999  0.9999
       23           0.9999  0.9999  0.9999  0.9999  0.9999
       24           0.9999  0.9999  0.9999  0.9999  0.9999
       25           0.9999  0.9999  0.9999  0.9999  0.9999
       26           0.9998  0.9999  0.9999  0.9999  0.9999
       27           0.9998  0.9999  0.9999  0.9999  0.9999
       28           0.9998  0.9998  0.9999  0.9999  0.9999
       29           0.9998  0.9998  0.9999  0.9999  0.9999
       30           0.9998  0.9998  0.9998  0.9999  0.9999
       31           0.9998  0.9998  0.9998  0.9999  0.9999
       32           0.9998  0.9998  0.9998  0.9998  0.9999
       33           0.9997  0.9998  0.9998  0.9998  0.9998
       34           0.9997  0.9997  0.9998  0.9998  0.9998
       35           0.9997  0.9997  0.9998  0.9998  0.9998
       36           0.9997  0.9997  0.9997  0.9998  0.9998
       37           0.9996  0.9997  0.9997  0.9997  0.9998
       38           0.9996  0.9996  0.9997  0.9997  0.9998
       39           0.9995  0.9996  0.9996  0.9997  0.9997
       40           0.9995  0.9995  0.9996  0.9997  0.9997
       41           0.9994  0.9995  0.9996  0.9996  0.9997
       42           0.9993  0.9994  0.9995  0.9996  0.9996
       43           0.9992  0.9993  0.9994  0.9995  0.9996
       44           0.9991  0.9993  0.9994  0.9994  0.9995
       45           0.9990  0.9992  0.9993  0.9994  0.9994
       46           0.9989  0.9990  0.9992  0.9993  0.9994
       47           0.9988  0.9989  0.9991  0.9992  0.9993
       48           0.9986  0.9988  0.9989  0.9991  0.9992
       49           0.9984  0.9986  0.9988  0.9990  0.9991
       50           0.9982  0.9985  0.9987  0.9988  0.9990
       51           0.9980  0.9983  0.9985  0.9987  0.9989
       52           0.9978  0.9981  0.9983  0.9985  0.9987
       53           0.9976  0.9979  0.9981  0.9984  0.9986
       54           0.9973  0.9976  0.9979  0.9982  0.9984
       55           0.9970  0.9973  0.9977  0.9980  0.9983
       56           0.9966  0.9970  0.9974  0.9977  0.9980
       57           0.9962  0.9967  0.9971  0.9975  0.9978
       58           0.9957  0.9962  0.9967  0.9971  0.9975
       59           0.9951  0.9957  0.9963  0.9968  0.9972
       60           0.9945  0.9952  0.9958  0.9963  0.9968
       61           0.9938  0.9945  0.9952  0.9958  0.9964
       62           0.9929  0.9938  0.9946  0.9953  0.9959
       63           0.9920  0.9930  0.9938  0.9946  0.9954
       64           0.9909  0.9920  0.9930  0.9939  0.9947
       65           0.9896  0.9909  0.9920  0.9930  0.9939
       66           0.9881  0.9896  0.9909  0.9920  0.9931
       67           0.9865  0.9881  0.9896  0.9909  0.9921
       68           0.9846  0.9864  0.9881  0.9896  0.9909
       69           0.9824  0.9845  0.9864  0.9881  0.9896
       70           0.9800  0.9823  0.9844  0.9863  0.9881
       71           0.9773  0.9799  0.9822  0.9844  0.9864
       72           0.9743  0.9772  0.9798  0.9823  0.9845
       73           0.9710  0.9742  0.9772  0.9799  0.9824
       74           0.9673  0.9709  0.9742  0.9772  0.9800
       75           0.9631  0.9671  0.9708  0.9742  0.9773
       76           0.9583  0.9628  0.9670  0.9708  0.9743
       77           0.9530  0.9580  0.9626  0.9668  0.9707
       78           0.9472  0.9526  0.9577  0.9625  0.9668
       79           0.9408  0.9468  0.9524  0.9576  0.9625
       80           0.9338  0.9404  0.9466  0.9524  0.9577
       81           0.9264  0.9336  0.9404  0.9467  0.9526
       82           0.9184  0.9263  0.9336  0.9405  0.9470
       83           0.9099  0.9183  0.9263  0.9339  0.9410
       84           0.9007  0.9098  0.9185  0.9267  0.9344
       85           0.8909  0.9007  0.9100  0.9189  0.9273
       86           0.8804  0.8909  0.9010  0.9105  0.9196
       87           0.8691  0.8804  0.8912  0.9015  0.9112
       88           0.8571  0.8691  0.8806  0.8916  0.9022
       89           0.8442  0.8569  0.8692  0.8810  0.8923
       90           0.8304  0.8439  0.8569  0.8695  0.8817
       91           0.8158  0.8300  0.8438  0.8572  0.8701
       92           0.8001  0.8151  0.8296  0.8438  0.8576
       93           0.7833  0.7990  0.8143  0.8294  0.8440
       94           0.7652  0.7815  0.7977  0.8135  0.8290
       95           0.7460  0.7630  0.7799  0.7965  0.8129
       96           0.7259  0.7435  0.7611  0.7785  0.7957
       97           0.7049  0.7231  0.7413  0.7594  0.7774
       98           0.6828  0.7016  0.7203  0.7391  0.7579
       99           0.6595  0.6786  0.6979  0.7173  0.7368

FMC CORPORATION - SKULL POINT MINE UNION


Normal Form:  Payable Immediately  Life Annuity
Optional Form:  Joint Life  Payable Immediately
Reduction on Participant's Death -- 50% Continued to Beneficiary
Factors to Convert from the Normal Form to the Optional Form
Payment at Beginning of Month
Mortality: Retiree - 71GAT  Beneficiary - 71GAT  Interest: 3.00% (Except at
                     frozen ages)


                                  Unisex
    Unisex                   Beneficiary Age
Participant Age                    Years
     Years

                  95        96        97        98        99

      20       0.9999    1.0000    1.0000    1.0000    1.0000
      21       0.9999    0.9999    1.0000    1.0000    1.0000
      22       0.9999    0.9999    1.0000    1.0000    1.0000
      23       0.9999    0.9999    1.0000    1.0000    1.0000
      24       0.9999    0.9999    0.9999    1.0000    1.0000
      25       0.9999    0.9999    0.9999    1.0000    1.0000
      26       0.9999    0.9999    0.9999    0.9999    1.0000
      27       0.9999    0.9999    0.9999    0.9999    1.0000
      28       0.9999    0.9999    0.9999    0.9999    1.0000
      29       0.9999    0.9999    0.9999    0.9999    0.9999
      30       0.9999    0.9999    0.9999    0.9999    0.9999
      31       0.9999    0.9999    0.9999    0.9999    0.9999
      32       0.9999    0.9999    0.9999    0.9999    0.9999
      33       0.9999    0.9999    0.9999    0.9999    0.9999
      34       0.9999    0.9999    0.9999    0.9999    0.9999
      35       0.9998    0.9999    0.9999    0.9999    0.9999
      36       0.9998    0.9999    0.9999    0.9999    0.9999
      37       0.9998    0.9998    0.9999    0.9999    0.9999
      38       0.9998    0.9998    0.9998    0.9999    0.9999
      39       0.9998    0.9998    0.9998    0.9999    0.9999
      40       0.9997    0.9998    0.9998    0.9998    0.9999
      41       0.9997    0.9998    0.9998    0.9998    0.9998
      42       0.9997    0.9997    0.9998    0.9998    0.9998
      43       0.9996    0.9997    0.9997    0.9998    0.9998
      44       0.9996    0.9996    0.9997    0.9997    0.9998
      45       0.9995    0.9996    0.9997    0.9997    0.9998
      46       0.9995    0.9995    0.9996    0.9997    0.9997
      47       0.9994    0.9995    0.9996    0.9996    0.9997
      48       0.9993    0.9994    0.9995    0.9996    0.9996
      49       0.9992    0.9993    0.9994    0.9995    0.9996
      50       0.9991    0.9993    0.9994    0.9995    0.9995
      51       0.9990    0.9992    0.9993    0.9994    0.9995
      52       0.9989    0.9991    0.9992    0.9993    0.9994
      53       0.9988    0.9990    0.9991    0.9992    0.9994
      54       0.9986    0.9988    0.9990    0.9991    0.9993
      55       0.9985    0.9987    0.9989    0.9991    0.9992
      56       0.9983    0.9985    0.9988    0.9989    0.9991
      57       0.9981    0.9984    0.9986    0.9988    0.9990
      58       0.9979    0.9982    0.9984    0.9987    0.9989
      59       0.9976    0.9979    0.9982    0.9985    0.9987
      60       0.9973    0.9976    0.9980    0.9983    0.9985
      61       0.9969    0.9973    0.9977    0.9980    0.9983
      62       0.9965    0.9970    0.9974    0.9978    0.9981
      63       0.9960    0.9965    0.9970    0.9975    0.9979
      64       0.9954    0.9961    0.9966    0.9971    0.9975
      65       0.9948    0.9955    0.9961    0.9967    0.9972
      66       0.9940    0.9948    0.9956    0.9962    0.9968
      67       0.9931    0.9941    0.9949    0.9956    0.9963
      68       0.9921    0.9932    0.9941    0.9950    0.9957
      69       0.9910    0.9922    0.9933    0.9942    0.9951
      70       0.9896    0.9910    0.9922    0.9933    0.9943
      71       0.9881    0.9897    0.9911    0.9923    0.9935
      72       0.9865    0.9882    0.9898    0.9912    0.9925
      73       0.9846    0.9866    0.9884    0.9900    0.9915
      74       0.9825    0.9848    0.9868    0.9886    0.9903
      75       0.9802    0.9827    0.9850    0.9870    0.9889
      76       0.9774    0.9803    0.9829    0.9852    0.9873
      77       0.9743    0.9775    0.9804    0.9830    0.9854
      78       0.9708    0.9744    0.9777    0.9806    0.9833
      79       0.9669    0.9710    0.9746    0.9779    0.9810
      80       0.9627    0.9672    0.9712    0.9750    0.9784
      81       0.9580    0.9630    0.9675    0.9717    0.9755
      82       0.9530    0.9585    0.9635    0.9681    0.9724
      83       0.9475    0.9536    0.9591    0.9642    0.9689
      84       0.9416    0.9482    0.9543    0.9599    0.9651
      85       0.9351    0.9423    0.9490    0.9552    0.9610
      86       0.9281    0.9360    0.9433    0.9501    0.9564
      87       0.9204    0.9290    0.9370    0.9444    0.9514
      88       0.9121    0.9214    0.9301    0.9382    0.9459
      89       0.9031    0.9131    0.9225    0.9314    0.9397
      90       0.8932    0.9041    0.9142    0.9239    0.9330
      91       0.8825    0.8942    0.9052    0.9156    0.9255
      92       0.8709    0.8834    0.8953    0.9066    0.9174
      93       0.8581    0.8716    0.8844    0.8966    0.9082
      94       0.8440    0.8584    0.8721    0.8853    0.8979
      95       0.8288    0.8441    0.8588    0.8729    0.8866
      96       0.8125    0.8287    0.8444    0.8595    0.8742
      97       0.7951    0.8123    0.8289    0.8450    0.8608
      98       0.7764    0.7945    0.8120    0.8292    0.8461
      99       0.7561    0.7751    0.7936    0.8119    0.8299

                                  SUPPLEMENT 7

                    COMMERCIAL SEGMENT, SAN JOSE, CALIFORNIA
                    ----------------------------------------


7-1  Eligible Employees
     ------------------

          The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for San Jose Commercial Segment Hourly Employees ("Prior Plan") on the Freeze Date who have not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

7-2  Freeze Date
     -----------

          Effective December 19, 1980 ("Freeze Date"), the Prior Plan was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

7-3  Actuarial Equivalent
     --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1983 Group Annuity Mortality Table and 7.36% interest compounded annually.

7-4  Normal Retirement Date
     ----------------------

          Normal Retirement Date means the end of the calendar month in which the Participant attains age 65.

7-5  Normal Retirement Benefit
     -------------------------

          A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

7-6  Early Retirement Date
     ---------------------

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires 10 Years of Vesting Service.

7-7  Early Retirement Reduction Factor
     ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/3 of 1% for each month between his Annuity Starting Date and the Participant's 62nd birthday.

7-9  Termination Benefits Reduction Factor
     -------------------------------------

          If a Participant's Termination Benefit commences prior to age 65, the Participant's Termination Benefit shall be reduced by 5/12 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 65th birthday.

                                  SUPPLEMENT 8

               AGRICULTURE CHEMICAL DIVISION, BALTIMORE, MARYLAND
               --------------------------------------------------


8-1  Eligible Employees
     ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Agricultural Chemical Group who work in Baltimore, Maryland and who are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America, AFL-CIO, CLC, Local No. 12517, District 8.

8-2  Actuarial Equivalent
     --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

8-3  Commencement of Participation
     -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 Year of Credited Service.

8-4  Normal Retirement Date
     ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

8-5  Normal Retirement Benefit
     -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date his Years of Credited Service terminate, multiplied by the Participant's Years of Credited
Service:

          Termination Date                         Benefit Rate
          ----------------                         ------------
         On or after June 1, 1998                     $25.50
         but before June 1, 1999

         On or after June 1, 1999                     $26.50

8-6  Early Retirement Reduction Factor
     ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 4% for each year between the Participant's Annuity Starting Date and the Participant's 65th birthday.

          If a Participant's Early Retirement Benefit commences on or after age 62 but prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 2% for each year between the Participant's Annuity Starting Date and the Participant's 65th birthday.

8-7  Disability Retirement
     ---------------------

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 26 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

8-8  Disability Retirement Benefit
     -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 8-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

8-9  Termination Benefits
     --------------------

          If a Participant has attained age 55 and completed 5 Years of Vesting Service, the Participant may elect payment of the Actuarial Equivalent of the Participant's Termination Benefit to commence as of the first day of any month before the Participant's Normal Retirement Date.

                                  SUPPLEMENT 9

                INORGANIC CHEMICAL DIVISION, TONOWANDA, NEW YORK
                ------------------------------------------------


9-1  Eligible Employees
     ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Inorganic Chemical Division who work in Tonowanda, New York and who are covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union, Local No. 76.

9-2  Actuarial Equivalent
     --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the following:

          (a)  for purposes of the 50% or 100% Joint and Survivor's Annuity and
               Section 4.1 of the Plan, the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

          (b) for purposes of Section 9-9 of this Supplement, the 1971 Group Annuity Table (weighted 95% male, 5% female) and 4.5% interest compounded annually.

9-3  Commencement and Participation
     ------------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 Year of Credited Service.

9-4  Normal Retirement Date
     ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

9-5  Normal Retirement Benefit
     -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date his Years of Credited Service terminate, multiplied by the Participant's Years of Credited
Service:

          Termination Date                Benefit Rate
          ----------------                ------------
       On or after July 15, 1998 but         $29.00
       before July 15, 1999

       On or after July 15, 1999             $30.00

        Notwithstanding the foregoing, if a Participant's Annuity Starting Date occurs on or after July 1, 1997 and after the Participant's 62nd birthday, such Participant's Normal Retirement Benefit shall not be less than the benefit to which he would have been entitled had his Years of Credited Service terminated on July 15, 1999.

9-6  Early Retirement Reduction Factor
     ---------------------------------

       If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/3 of 1% for each month between his Annuity Starting Date and the Participant's 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

9-7  Disability Retirement
     ---------------------

       A Participant who has attained age 45 and completed 15 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 26 weeks shall be eligible for a Disability Retirement Benefit.

       Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

9-8  Disability Retirement Benefit
     -----------------------------

       The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of his Disability Retirement.

       The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 9-8 of this Supplement or medical certification of disability, whichever shall be later.

       Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of (a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

9-9  Optional Forms of Benefits
     --------------------------

       A Participant may elect, with spousal consent and in accordance with
Section 6.3, to receive Plan benefits in one of the following optional forms:

       (a)     a married Participant may elect an Individual Life Annuity;

       (b) a Participant who is eligible for a Normal or Early Retirement Benefit may elect a 100% joint and survivor annuity with the Participant's Beneficiary as the survivor; or

       (c) a Participant who has not attained age 62 and who is eligible for an Early Retirement Benefit may elect a level income option so that the Participant's benefit payments are increased until Social Security benefits are payable, then decreased thereafter to provide a level income from both sources.

                                 SUPPLEMENT 10

              INDUSTRIAL CHEMICALS DIVISION, CARTERET, NEW JERSEY
              ---------------------------------------------------


10-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Industrial Chemicals Division who were in Carteret, New Jersey, and who are covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union, Local No. 144.

10-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

10-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes one Year of Credited Service.

10-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

10-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after November 1, 1998 but before November 1, 1999:

            Years of Credited Service    Service Segment Multiplier
          -----------------------------------------------------------
                 1-10 years                       $30.00
          -----------------------------------------------------------
                11-20 years                       $31.00
          -----------------------------------------------------------
                21 + years                        $32.00
          -----------------------------------------------------------

          For Participants who retire on or after November 1, 1999 but before November 1, 2000:

        Years of Credited Service    Service Segment Multiplier
       ---------------------------------------------------------
              1-10 years                      $31.00
       ---------------------------------------------------------
             11-20 years                      $32.00
       ---------------------------------------------------------
             21 + years                       $33.00
       ---------------------------------------------------------

          For Participants who retire on or after November 1, 2000:

         Years of Credited Service    Service Segment Multiplier
       ---------------------------------------------------------
              1-10 years                      $32.00
       ---------------------------------------------------------
             11-20 years                      $33.00
       ---------------------------------------------------------
             21 + years                       $34.00
       ---------------------------------------------------------

10-6  Early Retirement Reduction Factor
        ---------------------------------

          If a Participant's Early Retirement Benefit commences on or after age 55 but before age 62, the Participant's Early Retirement Benefit shall be reduced by a percentage equal to (a) the product of 1/6 of 1% multiplied by the number of months between age 62 and the Normal Retirement Date, plus (b) the product of 1/3 of 1% multiplied by the number of months between the Participant's Annuity Starting Date and the Participant's 62nd birthday.

          If a Participant's Early Retirement Benefit commences on or after age 62 but before age 65 and the Participant has less than 30 Years of Credited Service, the Participant's Early Retirement Benefit shall be reduced by 1/6 of 1% for each month between the Annuity Starting Date and the Participant's 65th birthday.

          If a Participant's Early Retirement Benefit commences on or after age 62 and the Participant has 30 or more Years of Credited Service, no reduction shall apply.

10-7  Surviving Spouse's Benefit
      --------------------------

          Payment of the survivor's benefit shall commence on the first day of the month next following the later of the first date the Participant would have attained age 55 or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

10-8  Disability Retirement
      ---------------------

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, which qualifies such Participant for Social Security benefits.

10-9  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 13-week period described in Section 10-8 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

10-10  Termination Benefits
       --------------------

          If a Participant has attained age 55 and completed 5 Years of Vesting Service, the Participant may elect payment of the Actuarial Equivalent of the Participant's Termination Benefit to commence as of the first day of any month before the Participant's Normal Retirement Date.

                                 SUPPLEMENT 11

                     SMITH METER PLANT, ERIE, PENNSYLVANIA
                     -------------------------------------

11-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Smith Meter Plan who work in Erie, Pennsylvania and who are covered by the Collective Bargaining Agreement between the Company and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America Local No. 714.

11-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the UP-1984 Mortality Table (for nondisabled participants) and the 1965 Railroad Board Total Disabled Annuitants Mortality Table - Ultimate Rates (for disabled participants) and the interest rate used by the Pension Benefit Guaranty Corporation for valuing immediate annuities for defined benefit plans terminating on the preceding December 31. No adjustment to such interest rate shall be made if the difference between the otherwise current rate and the applicable PBGC rate is less than 0.5%.

11-3  Service
      -------

          Break-In-Service occurs when a nonvested Employee does not accrue at least 170 Hours of Service during a calendar year. Any such break shall cause a forfeiture of prior Years of Vesting Service if the total years of consecutive Breaks-in-Service equals or exceeds the greater of five or the number of Years of Vesting Service.

If the number of consecutive Breaks-in-Service do not operate to cause a forfeiture of prior Years of Vesting Service, the prior Years of Vesting Service shall be reinstated after the Employee is again credited with 1/10th Year of Vesting Service. Further, if an Employee becomes eligible for a Disability Retirement Benefit and recovers prior to his 65th birthday, he shall retain his Years of Vesting Service upon return to active employment with the Company within 30 days after Disability Retirement Benefits cease.

     Hour of Service means:
     ---------------

     (a) Each hour during an applicable computation period for which an Employee is directly or indirectly paid or entitled to payment as an Employee for services performed, including back pay, irrespective of mitigation of damages, or such hours directly or indirectly paid for reasons other than the performance of duties during the applicable computation period, such as vacation, holidays, paid sick or funeral leaves, and similar paid periods of nonworking time, or periods of absence because of jury duty, military leaves and other Company approved leaves of absence. The number of Hours of Service to be credited to an Employee as a result of payment for other than duties performed shall be computed in accordance with such Employee's hourly rate of pay during that computation period for which payment is made.

     (b) Such Hours of Service which are paid for other than at the time they accrued shall be deemed accumulated for all purposes herein during the period for which they accrued irrespective of when payment is made.

     (c) The number of Hours of Service to be credited to an Employee for any computation period shall be governed by Sections 2530.200b-2(b) and
          (c) of the Labor Department Regulations relating to ERISA.

     (d) Anything contained herein to the contrary notwithstanding and solely for purposes of determining whether a Break-in-Service has occurred for purposes of Years of Vesting Service, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which Hours of Service cannot be determined, 8 Hours of Service per day of such absence. The total number of Hours of Service credited under this paragraph for any single continuous period shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence, (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins if such crediting is required to prevent a Break-in-Service in such Plan Year, or (in all other cases) in the following Plan Year.

          One Year Break-In-Service means any calendar year during which an Employee completes less than 170 Hours of Service.

          Year of Credited Service means (A) the Employee's Years of Credited Service prior to the Effective Date, and (B) the Employee's Years of Vesting Service while the Employee is an Eligible Employee and after the Employee becomes a Participant. Notwithstanding the foregoing, benefit payments under this Plan for periods of service credited under any other retirement plans sponsored by the Company or an Affiliate as certified by the Administrator shall be reduced (but not below zero) by the amount of any benefit payments under such other plan for the same period of time.

          Year of Vesting Service means (A) the Employee's Years of Service prior to the Effective Date, and (B) the total number of calendar years in which the Employee is credited with 1000 or more Hours of Service, or, subject to the provisions of this Supplement on Break-In-Service, a proportionate credit for 1/10th of a Year of Vesting Service for each 100 Hours of Service credited during such calendar year if the Employee is credited with less than 1000 Hours of Service during such calendar year.

11-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the earlier of (a) the first date the Participant has attained age 62 and completed 10 years of Vesting Service, or
(b) the Participant's 65th birthday.

11-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by the Participant's Years of Credited Service:

          Termination Date                   Benefit Rate
          ----------------                   ------------
     On or after January 1, 1999                $25.00

          A Participant's monthly Normal Retirement Benefit shall be increased by $20.00 per month after the Participant attains age 65, and by an additional $20.00 per month after the Participant's spouse attains age 65.

11-6  Early Retirement Date
      ---------------------

          Early Retirement Date means the later of the Participant's 57th birthday and the date the Participant acquires 10 Years of Credited Service.

11-7  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by a percentage equal to 4% multiplied by the number of years (prorated for any fraction of a year) from the Annuity Starting Date to the first day of the month following the Participant's 62nd birthday.

11-8  Disability Retirement
      ---------------------

          A Participant who has completed 10 Years of Credited Service and suffers a Total and Permanent Disability while he is an Employee and before he has attained age 62 shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means total disability by bodily injury or disease, physical or mental, or both, sufficient to prevent the Employee from engaging in any regular occupation or employment for remuneration or profit, which disability will be permanent and continuous during the remainder of the Employee's life; provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of the Plan if his incapacity consists of chronic alcoholism or addiction to narcotics, or if such incapacity was contracted, suffered or incurred while he was engaged in a felonious enterprise or resulted therefrom or resulted from an intentionally self-inflicted injury or resulted from service in the armed forces of any country. The existence of total and permanent disability shall be determined by the Committee on the basis of medical evidence satisfactory to it.


11-9  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date his Total and Permanent Disability commences, multiplied by the Participant's Years of Credited Service as of such date:

                Termination Date                 Benefit Rate
                ----------------                 ------------
           On or after January 1, 1999              $50.00

          All disability retirement benefits shall be reduced by the amount of
(a) worker's compensation benefits; and (b) any present or future payments on account of injury, disease or disability under the Federal Social Security Act, as amended, or any other Federal or State law under which the Company contributes through taxes or otherwise to benefits for injury, disease or disability of Employees whether occupational or non-occupational; provided however, that the provisions of this Section 11-9 shall not operate to reduce the disability retirement benefits to less than the retirement benefits to which the Participant would have been entitled had the Participant reached the Participant's 62nd birthday at time of disability retirement.

11-10  Normal Form of Benefit
       ----------------------

          The normal form of benefit shall be a 50% Joint and Survivor's Annuity with the Participant's spouse as joint annuitant if he is married on the Annuity Starting Date, and an Individual Life Annuity if he is not married on the Annuity Starting Date.


11-11  Optional Forms of Benefit
       -------------------------

          A Participant who is eligible for an Early or Normal Retirement Benefit may, with spousal consent and in accordance with Section 6.3, waive the normal form of benefit and elect one of the optional forms which shall be the Actuarial Equivalent of the normal form of benefit.

          (a)  an Individual Life Annuity, if the Participant is married;

          (b)  a 100% or 66-2/3% Joint and Survivor's Annuity; or

          (c) a joint and survivor's annuity pursuant to which, upon the Participant's death 50% of the amount paid to the Participant (reduced by 1% for each full year exceeding 10 by which the spouse is younger than the Participant) is paid to the Participant's spouse until the earlier of (i) the spouse's death;
               (ii) remarriage; or (iii) a total of 120 payments have been made to the Participant and spouse. No benefit shall be paid to the Participant's spouse if the

               Participant and spouse were married
               less than 12 months at the time of the Participant's death.

11-12  Surviving Spouse's Benefit
       --------------------------

          If the Participant had attained Early Retirement Date, the amount of the surviving spouse's benefit shall be 50% of the benefit the Participant would have received if the Participant had elected an Individual Life Annuity commencing on the day before the Participant's death.

          If the Participant had not attained Early Retirement Date, the amount of the surviving spouse's benefit shall be equal to the survivor's benefit under the 50% Joint and Survivor's Annuity the Participant would have received if the Participant had elected such annuity commencing at age 57 or the day before the Participant's death, if later.

          Monthly surviving spouse benefits payable under this Section 11-12 shall be reduced by 1% for each full year exceeding 10 years by which the surviving spouse is younger than the Participant.

                                 SUPPLEMENT 12

            FOOD PROCESSING MACHINERY DIVISION, HOOPESTON, ILLINOIS
            -------------------------------------------------------


12-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Food Processing Machinery Division who work in Hoopeston, Illinois and who are covered by the Collective Bargaining Agreement between the Company and the Allied Industrial Workers of America, AFL-CIO Local 985.

12-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

12-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

12-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

12-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by his Years of Credited Service:

          Termination Date                 Benefit Rate
          ----------------                 ------------
    On or after December 1, 1998              $26.00

12-6  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 4% for each full year between the Annuity Starting Date and the Participant's 65th birthday.

12-7  Optional Form of Benefits
      -------------------------

          (a) A married Participant may elect, with spousal consent and in accordance with Section 6.3, to receive the Participant's benefits in one of the following forms:

               (i)      an Individual Life Annuity;

               (ii) a 50% joint and survivor's annuity with the Participant's Beneficiary as survivor; or

               (iii) a 100% joint and survivor's annuity with the Participant's Beneficiary as survivor.

          (b) An unmarried Participant who is eligible for Normal Retirement, Early Retirement or Disability Retirement Benefits may elect, in accordance with Section 6.3, to receive the Participant's benefits in one of the following forms:

               (i) a 50% joint and survivor's annuity with the Participant's Beneficiary as survivor; or

               (ii) a 100% joint and survivor's annuity with the Participant's Beneficiary as survivor.

12-8    Disability Retirement
        ---------------------

          A Participant who has completed 15 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

12-9      Disability Retirement Benefit
          -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 13-week period described in Section 12-8 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 13

                     KEMMERER COKE PLANT, KEMMERER, WYOMING
                     --------------------------------------


13-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Kemmerer Coke Plant who work in Kemmerer, Wyoming and who are covered by the Collective Bargaining Agreement between the Company and the International Union, United Mine Workers of America.

13-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the following:

          (a) for purposes of the 50% or 100% Joint and Survivor's Annuity and for purposes a "qualified domestic relations order" as defined in Code Section 414(p), the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually; and

          (b) for purposes of Sections 13-12 and 13-13 of this Supplement, (i) if the Participant's employment is terminated due to permanent layoff or nonoccupational disability, based on a reduction of 3% for each year between the Participant's Annuity Starting Date and the Participant's 62nd birthday; and (ii) if the Participant's employment is terminated for reasons other than permanent layoff or nonoccupational disability, based on Table 13 of this Supplement.

13-3  Service
      -------

          Break-In-Service occurs when a nonvested Employee does not accrue at least 501 Hours of Service during a calendar year. Any such break shall cause a forfeiture of prior Years of Vesting Service if the total years of consecutive Breaks-in-Service equals or exceeds the greater of five or the number of Years of Vesting Service.

          If the number of consecutive Breaks-in-Service do not operate to cause a forfeiture of prior Years of Vesting Service, the prior Years of Vesting Service shall be reinstated after the Employee is again credited with one Year of Vesting Service.

          Hour of Service means:
          ---------------

          (a) Each hour during an applicable computation period for which an Employee is directly or indirectly paid or entitled to payment as an Employee for services performed, including back pay, irrespective of mitigation of damages, or such hours directly or indirectly paid for reasons other than the performance of duties during the applicable computation period, such as vacation, holidays, paid sick or funeral leaves, and similar paid periods of nonworking time, or periods of absence because of jury duty, military leaves and other Company approved leaves of absence. The number of Hours of Service to be credited to an Employee as a result of payment for other than duties performed shall be computed in accordance with such Employee's hourly rate of pay during that computation period for which payment is made.

          (b) Such Hours of Service which are paid for other than at the time they accrued shall be deemed accumulated for all purposes herein during the period for which they accrued irrespective of when payment is made.

          (c) The number of Hours of Service to be credited to an Employee for any computation period shall be governed by Sections 2530.200b-2(b) and (c) of the Labor Department Regulations relating to ERISA.

          (d) Anything contained herein to the contrary notwithstanding and solely for purposes of determining whether a Break-in-Service has occurred for purposes of Years of Vesting Service, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which Hours of Service cannot be determined, 8 Hours of Service per day of such absence. The total number of Hours of Service credited under this paragraph for any single continuous period shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence, (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins if such crediting is required to prevent a Break-in-Service in such Plan Year, or (in all other cases) in the following Plan Year.

          Nonsignatory Past Service has the meaning assigned thereto in the in the Prior Plan.

          Prior Plan means the FMC Corporation Pension Plan - Kemmerer Coke Plan as in effect on December 31, 1998.

          Reciprocal Service means service received by an Employee who works for a signatory company and is covered under such company's pension plan if such other plan recognizes service with the Company and Affiliates. An Employee's Reciprocal Service shall be his Reciprocal Service under the Prior Plan and his Reciprocal Service after the Effective Date.

          Signatory Past Service means the Employee's Signatory Past Service under the Prior Plan as in effect on December 31, 1998, and any Signatory Past Service (as determined under the terms of such plan) which qualifies on his behalf after the Effective Date.

          Year of Credited Service means (a) the Employee's Years of Credited Service (including Signatory Past Service) prior to the Effective Date, and (b) the total number of years in which the Employee is an Eligible Employee and after the Employee becomes a Participant in which the Employee is credited with 1600 or more Hours of Service. Subject to the provisions of this Supplement on Break-In-Service, an Employee shall receive credit for a partial Year of Credited Service for each year in which he is credited with less than 1600 Hours of Service, based on the proportion that his hours worked during such year bears to 1600, rounded to the nearest 1/10th.

          Year of Vesting Service means (a) the Employee's Years of Vesting Service under the Prior Plan prior to the Effective Date, and (b) the total number of years in which the Employee is credited with 1000 or more Hours of Service or hours for any other signatory company which counts vesting under their plan on the basis of hours worked or hours of service. In no event shall an Employee be credited with more than one Year of Vesting Service during a year.

13-4  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Employee completes 1 Year of Vesting Service.

13-5  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month following the later of the Participant's 65th birthday or the 5th anniversary of the date the Participant commenced participation in the Plan.

13-6  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of the Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after June 1, 1998, but before June 1, 1999:

            Years of Credited Service
             and Reciprocal Service               Benefit Rate
           ----------------------------------------------------
                  1-10 years                         $31.00
           ----------------------------------------------------
                 11-20 years                         $31.50
           ----------------------------------------------------
                 21-30 years                         $32.00
           ----------------------------------------------------
                 31-40 years                         $32.50
           ----------------------------------------------------

          For Participants who retire on or after June 1, 1999, but before June 1, 2000:

            Years of Credited Service
             and Reciprocal Service               Benefit Rate
           ----------------------------------------------------
                   1-10 years                        $32.50
           ----------------------------------------------------
                  11-20 years                        $33.00
           ----------------------------------------------------
                  21-30 years                        $33.50
           ----------------------------------------------------
                  31-40 years                        $34.00
           ----------------------------------------------------

          For Participants who retire on or after June 1, 2000, but before June 1, 2001:

           Years of Credited Service
             and Reciprocal Service               Benefit Rate
           ----------------------------------------------------
                   1-10 years                        $34.00
           ----------------------------------------------------
                  11-20 years                        $34.50
           ----------------------------------------------------
                  21-30 years                        $35.00
           ----------------------------------------------------
                  31-40 years                        $35.50
           ----------------------------------------------------

          For Participants who retire on or after June 1, 2001:

           Years of Credited Service
             and Reciprocal Service               Benefit Rate
           ----------------------------------------------------
                   1-10 years                        $35.00
           ----------------------------------------------------
                  11-20 years                        $35.50
           ----------------------------------------------------
                  21-30 years                        $36.00
           ----------------------------------------------------
                  31-40 years                        $36.50
           ----------------------------------------------------

          In addition, for each month of a Participant's Nonsignatory Past Service $7.50 per month shall be aggregated with the foregoing amount.

13-7  Early Retirement Date
      ---------------------

          Early Retirement Date means the later of the Participant's 55th birthday and the date the Participant acquires (a) 10 Years of Vesting Service or (b) 20 Years of Credited Service, Reciprocal Service and Nonsignatory Past Service.


13-8  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/4 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

13-9  Minimum Normal or Early Retirement Benefit
      ------------------------------------------

          The minimum Normal or Early Retirement Benefit, expressed as an Individual Life Annuity, for a Participant who has attained age 55 and acquired 20 Years of Credited Service shall be $279.00 per month. Such minimum shall be increased by $4.50 per month for each 1/4th Year of Credited Service in excess of 20 years, up to $300.00 per month.

13-10  Disability Retirement
       ---------------------

          A Participant who retires due to Total and Permanent Disability shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means disability as a result of a mine accident if, by reason of such accident, the Participant is determined to be eligible for Social Security Disability Insurance benefits.

13-11  Disability Retirement Benefit
       -----------------------------

          If a Participant has 10 or more Years of Vesting Service, the Participant's Disability Retirement Benefit shall be the greater of (a) the Participant's Normal Retirement Benefit under this Supplement based upon the Participant's Years of Nonsignatory Past Service, Credited Service, and Reciprocal Service at the time of the Participant's Disability Retirement; or
(b) the product of $150.00 multiplied by a fraction the numerator of which is the Participant's Years of Credited Service and the denominator of which is the Participant's Years of Credited Service and Reciprocal Service.

          If a Participant has less than 10 Years of Vesting Service, the Participant's Disability Retirement Benefit shall be $150.00 per month.

13-12  Termination of Service
       ----------------------

          A Participant who ceases to be an Employee before the Participant's Early Retirement Date or Disability Retirement Date for any reason other than death shall be entitled to receive a Termination Benefit if the Participant has 5 Years of Vesting Service or 20 Years of Credited Service, Reciprocal Service and Nonsignatory Past Service. Payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's 62nd birthday. If the Participant elects, payment of the Actuarial Equivalent of the Participant's Termination Benefit shall commence as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's 55th birthday.

13-13  Amount of Termination Benefit
       -----------------------------

          A Participant's monthly Termination Benefit shall be determined as a Normal Retirement Benefit under this Supplement, based on the Participant's Years of Credited Service, Reciprocal Service and Nonsignatory Past Service at the time of termination of employment, disregarding Section 13-7. If payment of the Participant's Termination Benefit commences before age 62, the amount of the monthly benefit shall be reduced to an Actuarial Equivalent to reflect such earlier commencement. Notwithstanding the foregoing, if the Participant has 20 Years of Credited Service and Reciprocal Service, his Termination Benefit shall not be reduced to less than the product of $150.00 multiplied by a fraction the numerator of which is the Participant's Years of Credited Service and the denominator of which is the Participant's Years of Credited Service and Reciprocal Service.

13-14  Normal Form of Benefit
       ----------------------

          The normal form of benefit shall be a 50% Joint and Survivor's Annuity with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and an Individual Life Annuity if the Participant is not married on the Annuity Starting Date.

                                    TABLE 13

                ACTUARIAL EQUIVALENCE FACTORS FOR DEFERRED VESTED
               --------------------------------------------------

                 RETIREMENT BENEFITS COMMENCING PRIOR TO AGE 62
                 ----------------------------------------------


          The following factors are to be multiplied by the full accrued benefit payable commencing at age 62 to yield the equivalent benefit payable commencing at the indicated age:

        AGE          ACTUARIAL         AGE          ACTUARIAL
                    EQUIVALENCE                    EQUIVALENCE
  YEARS     MONTHS    FACTOR     YEARS     MONTHS    FACTOR
  -----     ------    ------     -----     ------    ------
---------------------------------------------------------------
    55         0       .522        56         0       .569
---------------------------------------------------------------
               1       .526                   1       .573
---------------------------------------------------------------
               2       .529                   2       .577
---------------------------------------------------------------
               3       .533                   3       .582
---------------------------------------------------------------
               4       .537                   4       .586
---------------------------------------------------------------
               5       .541                   5       .590
---------------------------------------------------------------
               6       .545                   6       .595
---------------------------------------------------------------
               7       .549                   7       .599
---------------------------------------------------------------
               8       .553                   8       .604
---------------------------------------------------------------
               9       .557                   9       .608
---------------------------------------------------------------
              10       .561                  10       .612
---------------------------------------------------------------
              11       .565                  11       .617
---------------------------------------------------------------


---------------------------------------------------------------
    57         0       .621        58         0       .680
---------------------------------------------------------------
               1       .626                   1       .685
---------------------------------------------------------------
               2       .631                   2       .691
---------------------------------------------------------------
               3       .636                   3       .696
---------------------------------------------------------------
               4       .641                   4       .702
---------------------------------------------------------------
               5       .646                   5       .707
---------------------------------------------------------------
               6       .651                   6       .713
---------------------------------------------------------------
               7       .655                   7       .718
---------------------------------------------------------------
               8       .660                   8       .724
---------------------------------------------------------------
               9       .665                   9       .729
---------------------------------------------------------------
              10       .670                  10       .735
---------------------------------------------------------------
              11       .675                  11       .740
---------------------------------------------------------------

        AGE          ACTUARIAL         AGE          ACTUARIAL
                    EQUIVALENCE                    EQUIVALENCE
  YEARS     MONTHS    FACTOR     YEARS     MONTHS    FACTOR
  -----     ------    ------     -----     ------    ------
---------------------------------------------------------------
    59         0       .746        60         0       .820
---------------------------------------------------------------
               1       .752                   1       .827
---------------------------------------------------------------
               2       .758                   2       .834
---------------------------------------------------------------
               3       .765                   3       .841
---------------------------------------------------------------
               4       .771                   4       .848
---------------------------------------------------------------
               5       .777                   5       .855
---------------------------------------------------------------
               6       .783                   6       .863
---------------------------------------------------------------
               7       .789                   7       .870
---------------------------------------------------------------
               8       .796                   8       .877
---------------------------------------------------------------
               9       .802                   9       .884
---------------------------------------------------------------
              10       .808                  10       .891
---------------------------------------------------------------
              11       .814                  11       .898
---------------------------------------------------------------


---------------------------------------------------------------
    61         0       .905        62         0      1.000
---------------------------------------------------------------
               1       .913
---------------------------------------------------------------
               2       .920
---------------------------------------------------------------
               3       .928
---------------------------------------------------------------
               4       .936
---------------------------------------------------------------
               5       .944
---------------------------------------------------------------
               6       .952
---------------------------------------------------------------
               7       .960
---------------------------------------------------------------
               8       .968
---------------------------------------------------------------
               9       .976
---------------------------------------------------------------
              10       .984
---------------------------------------------------------------
              11       .992
---------------------------------------------------------------

                                 SUPPLEMENT 14

                 INDUSTRIAL CHEMICAL DIVISION, LAWRENCE, KANSAS
                 ----------------------------------------------


14-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Industrial Chemical Division who work in Lawrence, Kansas and who are covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union, Local No. 605.

14-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

14-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

14-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

14-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after September 1, 1998, but before September 1, 1999:

           Years of Credited Service   Service Segment Multiplier
          --------------------------------------------------------
                  1-10 years                    $29.40
          --------------------------------------------------------
                 11-20 years                    $30.40
          --------------------------------------------------------
                  21 + years                    $31.40
          --------------------------------------------------------

          For Participants who retire on or after September 1, 1999, but before September 1, 2000:

           Years of Credited Service   Service Segment Multiplier
          --------------------------------------------------------
                   1-10 years                    $30.40
          --------------------------------------------------------
                  11-20 years                    $31.40
          --------------------------------------------------------
                   21 + years                    $32.40
          --------------------------------------------------------

          For Participants who retire on or after September 1, 2000:

           Years of Credited Service   Service Segment Multiplier
          --------------------------------------------------------
                   1-10 years                    $31.40
          --------------------------------------------------------
                  11-20 years                    $32.40
          --------------------------------------------------------
                   21 + years                    $33.40
          --------------------------------------------------------

14-6  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/3 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 65th birthday.

          If a Participant's Early Retirement Benefit commences on or after age 62 but prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 1/12 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 65th birthday.

14-7  Disability Retirement
      ---------------------

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant, so certified by a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature qualifying such Participant for Social Security benefits.

14-8  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 13-week period described in Section 14-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) one-half of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 15

              AGRICULTURAL CHEMICAL DIVISION, MIDDLEPORT, NEW YORK
              ----------------------------------------------------


15-1  Eligible Employees

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Agricultural Chemical Division who work in Middleport, New York and are covered by the Collective Bargaining Agreement between the Company and the International Association of Machinists and Aerospace Workers, AFL-CIO, District 76, Local Lodge 1180.

15-2  Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually

15-3  Commencement of Participation

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

15-4  Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

15-5  Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by the Participant's Years of Credited Service:

          Termination Date                        Benefit Rate
          ----------------                        ------------

     On or after January 20, 1998                    $23.00
     but before January 20, 1999

     On or after January 20, 1999                    $23.00
     but before January 20, 2000

     On or after January 20, 2000                    $28.00
     but before February 1, 2001

          Notwithstanding the foregoing, a Participant who has attained age 62 and 10 or more Years of Credited Service who elects to commence Normal Retirement Benefits or Early

Retirement Benefits in calendar years 1998 or 1999 shall receive the Participant's benefits based on the monthly benefit rate of $28.00, subject to applicable terms of the Plan.

15-6  Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 10% for the first year the Participant is less than age 62, plus 4% for each additional year the Participant is less than age 62. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

15-7  Disability Retirement

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 26 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant, so certified by a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

15-8  Disability Retirement Benefit

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 15-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) one-half of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 16

                INDUSTRIAL CHEMICAL DIVISION, NEWARK, CALIFORNIA
                ------------------------------------------------


16-1  Eligible Employees

          The terms of this Supplement apply to Eligible Employees of the FMC Corporation Phosphorus Chemicals Division who work in Newark, California and are covered by the Collective Bargaining Agreement between the Company and the International Chemical Workers Union and its Local Union No. 62.

16-2  Actuarial Equivalent

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually

16-3  Commencement of Participation

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

16-4  Normal Retirement Date

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

16-5  Normal Retirement Benefit

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate of $28.00 by the number of Participant's Years of Credited Service.

16-6  Early Retirement Reduction Factor

          If a Participant's Early Retirement Benefit commences prior to age 60, the Participant's Early Retirement Benefit shall be reduced by 4% for each year between his Annuity Starting Date and his 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 60 but prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 3% for each year between his Annuity Starting Date and his 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

16-7  Disability Retirement
      ---------------------

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 26 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant, so certified by a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature qualifying such Participant for Social Security benefits.

16-8  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 16-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) one-half of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 17

                   FOOD AND PHARMACEUTICAL PRODUCTS DIVISION,
                   ------------------------------------------
                                NEWARK, DELAWARE
                                ----------------


17-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Food and Pharmaceutical Products Division who work in Newark, Delaware and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America on behalf of Local Union No. 13028.

17-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the following:

          (a)  for purposes of the 50% or 100% Joint and Survivor's Annuity and
               Section 4.1 of the Plan, the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually; and

          (b) for purposes of the level income option in Section 17-8(c) of this Supplement, the 1971 Group Annuity Table (weighted 95% male, 5% female) and 4.5% interest compounded annually.

17-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 Year of Credited Service.

17-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month next following
          ----------------------
the Participant's 65th birthday.

17-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after November 1, 1998 but before October 1, 1999:
            Years of Credited Service    Service Segment Multiplier
                    1-10 years                    $23.50
------------------------------------------------------------------------
                   11-20 years                    $24.50
------------------------------------------------------------------------
                   21 + years                     $25.50
------------------------------------------------------------------------

17-6    Early Retirement Reduction Factor
        ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 1/3 of 1% for each month between the Participant's Annuity Starting Date and the Participant's 65th birthday.

17-7  Optional Forms of Benefit
      -------------------------

          A Participant may elect with spousal consent and in accordance with
Section 6.3, to receive benefits in any of the following optional forms of benefit:

          (a)  an Individual Life Annuity;

          (b) a 50% or 100% joint and survivor's annuity. After the Participant's death, survivor benefits will continue to be paid to the Participant's designated beneficiary for such beneficiary's life. Such 50% or 100% joint and survivor's annuity shall be the Actuarial Equivalent of an Individual Life Annuity; or

          (c) level income option. A Participant (other than a Participant entitled only to a Termination Benefit) who is eligible for an Early Retirement Benefit may elect prior to age 62 to have his Plan benefits increased until he is eligible for Social Security benefits, then decreased thereafter so that a level income from the Plan and Social Security is received. Such level income option shall be the Actuarial Equivalent of an Individual Life Annuity.

                                 SUPPLEMENT 18

               INDUSTRIAL CHEMICAL DIVISION, NITRO, WEST VIRGINIA
               --------------------------------------------------


18-1  Eligible Employees
      ------------------

          This Supplement applies only to Eligible Employees of the FMC Corporation Process Additives Division who work in Nitro, West Virginia and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America District No. 8 on behalf of Local Union 12757.

18-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

18-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

18-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

18-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after March 2, 1998 but before March 2, 1999:

            Years of Credited Service    Service Segment Multiplier
                    1-10 years                     $30.50
------------------------------------------------------------------------
                   11-20 years                     $31.50
------------------------------------------------------------------------
                    21 + years                     $32.50
------------------------------------------------------------------------

          For Participants who retire on or after March 2, 1999 but before March 2, 2000:

            Years of Credited Service    Service Segment Multiplier
                    1-10 years                     $31.50
------------------------------------------------------------------------
                   11-20 years                     $32.50
------------------------------------------------------------------------

                   21 + years                     $33.50
------------------------------------------------------------------------


          For Participants who retire on or after March 2, 2000:

            Years of Credited Service    Service Segment Multiplier
                   1-10 years                     $32.50
------------------------------------------------------------------------
                   11-20 years                    $33.50
------------------------------------------------------------------------
                   21 + years                     $34.50
------------------------------------------------------------------------


18-6  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 1/4 of 1% for each month between his Annuity Starting Date and his 62nd birthday. If a Participant's Early Retirement Benefit commences on or after age 62, no reduction shall apply.

18-7  Disability Retirement
      ---------------------

          A Participant who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of his life.

18-8  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 13-week period described in Section 18-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) one-half of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 19

                 INDUSTRIAL CHEMICAL DIVISION, POCATELLO, IDAHO
                 ----------------------------------------------


19-1  Eligible Employees
      ------------------

          The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Phosphorus Chemicals Division who work in Pocatello, Idaho and are covered by the Collective Bargaining Agreement between the Company and the International Association of Machinists (AFL-CIO) Gate City Mechanics Lodge No. 1933.

19-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

19-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

19-4  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of the Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

          For Participants who retire on or after May 1, 1998 but before May 1, 1999:

            Years of Credited Service    Service Segment Multiplier
                   1-10 years                     $31.00
            -------------------------------------------------------
                   11-20 years                    $32.00
            -------------------------------------------------------
                   21-30 years                    $33.00
            -------------------------------------------------------
                   31-45 years                    $34.00
            -------------------------------------------------------

          For Participants who retire on or after May 1, 1999 but before May 1, 2000:

            Years of Credited Service    Service Segment Multiplier
                   1-10 years                     $32.00
            -------------------------------------------------------
                   11-20 years                    $33.00
            -------------------------------------------------------
                   21-30 years                    $34.00
            -------------------------------------------------------
                   31-45 years                    $35.00
            -------------------------------------------------------

          For Participants who retire on or after May 1, 2000:

            Years of Credited Service    Service Segment Multiplier
                    1-10 years                  $33.00
------------------------------------------------------------------------
                    11-20 years                 $34.00
------------------------------------------------------------------------
                    21-30 years                 $35.00
------------------------------------------------------------------------
                    31-45 years                 $36.00
------------------------------------------------------------------------


          The maximum number of Years of Credited Service taken into account under this Supplement shall be 45 years.

19-5  Early Retirement Reduction Factor
      ---------------------------------

          If a Participant's Early Retirement Benefit commences prior to age 60, the Participant's Early Retirement Benefit shall be reduced by 1/3 of 1% for each month between his Annuity Starting Date and the last day of the month in which the Participant attains age 62.

          If a Participant's Early Retirement Benefit commences on or after age 60 but prior to age 62, his Early Retirement Benefit shall be reduced by 1/6 of 1% for each month between the Participant's Annuity Starting Date and the last day of the month in which the Participant attains age 62.

          If a Participant's Early Retirement Benefit commences on or after the first day of the month following the month in which the Participant attains age 62, no reduction shall apply.

19-6  Disability Retirement
      ---------------------

          A Participant who has completed 15 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 26 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

19-7  Disability Retirement Benefit
      -----------------------------

          A Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement up to the maximum Years of Credited Service specified in Section 19-3 of this Supplement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 19-6 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                 SUPPLEMENT 20

                 INDUSTRIAL CHEMICAL GROUP, SPRING HILL PLANT,
                 --------------------------------------------
                        SOUTH CHARLESTON, WEST VIRGINIA
                        -------------------------------


20-1  Eligible Employees
      ------------------

          The terms of this Supplement apply to Eligible Employees of the FMC Corporation Industrial Chemical Group, Spring Hill Plant who work in South Charleston, West Virginia and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America, Local Union 12625.

20-2  Actuarial Equivalent
      --------------------

          Actuarial Equivalent, other than for purposes of Section 12.8 of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

20-3  Commencement of Participation
      -----------------------------

          An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

20-4  Normal Retirement Date
      ----------------------

          Normal Retirement Date means the first day of the month coinciding with or next following the Participant's 65th birthday.

20-5  Normal Retirement Benefit
      -------------------------

          A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the appropriate rate by the number of Participant's Years of Credited Service in each service segment as outlined below, then determining the sum of such products:

 For Participants who retire on or after May 18, 1998 but before May 17, 1999:

            Years of Credited Service    Service Segment Multiplier
                   1-10 years                      $31.50
------------------------------------------------------------------------
                   11-20 years                     $32.50
------------------------------------------------------------------------
                   21 + years                      $33.50
------------------------------------------------------------------------

          For Participants who retire on or after May 17, 1999:

            Years of Credited Service    Service Segment Multiplier
                   1-10 years                     $32.50
------------------------------------------------------------------------
                   11-20 years                    $33.50
------------------------------------------------------------------------
                   21 + years                     $34.50
------------------------------------------------------------------------

20-6    Early Retirement Reduction Factor
        ---------------------------------

          Participants With 30 Years of Credited Service: If the Participant's Early Retirement Benefit commences before the Participant attains age 60, the Participant's Early Retirement Benefit shall be reduced by 3% for each full year that the Participant is less than age 62. If the Participant's Early Retirement Benefit commences on or after the Participant attaining age 60 but before age 62, the Participant's Early Retirement Benefit shall be reduced by 2% for each full year that the Participant is less than age 62. If the Participant's Early Retirement Benefit commences on or after the Participant attains age 62, no reduction shall apply.

          Participants With Less Than 30 Years of Credited Service: If the Participant's Early Retirement Benefit commences before the Participant attains age 62, the Participant's Early Retirement Benefit shall be reduced by 3% for each full year that the Participant is less than age 62. If the Participant's Early Retirement Benefit commences on or after the Participant attains age 62, no reduction shall apply.

20-7  Disability Retirement
      ---------------------

          A Participant who has attained age 40 and who has completed 10 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

          Total and Permanent Disability means a total and permanent mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

20-8  Disability Retirement Benefit
      -----------------------------

          The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

          The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 26-week period described in Section 20-7 of this Supplement or medical certification of disability, whichever shall be later.

          Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of
(a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) one-half of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

20-9  Normal Form of Benefit
      ----------------------

          If a Participant receives his benefits in the form of a 100% Joint and Survivor's Annuity and his spouse predeceases him, his benefit shall "pop-up" to the Individual Life Annuity form as of the first day of the month following his spouse's death.

20-10  Surviving Spouse's Benefit
       --------------------------

          Payment of the survivor's benefit shall commence on the first day of the month next following the later of the first date the Participant would have attained age 55 or his death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.